TICKER SYMBOL BY CLASS
FUND	A	B	C	I	T
Virtus AlphaSectorSM Allocation Fund	PSWAX		PSWCX	VAAIX
Virtus AlphaSectorSM Rotation Fund	PWBAX		PWBCX	VARIX
Virtus Alternatives Diversifier Fund	PDPAX		PXPCX	VADIX
Virtus Bond Fund	SAVAX	SAVBX	SAVCX	SAVYX
Virtus CA Tax-Exempt Bond Fund	CTESX			CTXEX
Virtus Foreign Opportunities Fund	JVIAX		JVICX	JVXIX
Virtus Global Infrastructure Fund	PGUAX		PGUCX	PGIUX
Virtus Global Opportunities Fund	NWWOX	WWOBX	WWOCX
Virtus Global Real Estate Securities Fund	VGSAX		VGSCX	VGISX
Virtus Greater Asia ex Japan Opportunities Fund	VGAAX		VGACX	VGAIX
Virtus Greater European Opportunities Fund	VGEAX		VGECX	VGEIX
Virtus High Yield Fund	PHCHX	PHCCX	PGHCX
Virtus International Real Estate Securities Fund	PXRAX		PXRCX	PXRIX
Virtus Market Neutral Fund	EMNAX	EMNBX	EMNCX	VIMNX
Virtus Multi-Sector Fixed Income Fund	NAMFX	NBMFX	NCMFX	VMFIX
Virtus Multi-Sector Short Term Bond Fund	NARAX	PBARX	PSTCX	PIMSX	PMSTX
Virtus Real Estate Securities Fund	PHRAX	PHRBX	PHRCX	PHRIX
Virtus Senior Floating Rate Fund	PSFRX		PRSRX	PSFIX

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Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus mutual funds. Please read it carefully and retain it for future reference.

Virtus Mutual Funds

Virtus AlphaSectorSM Allocation Fund

Investment Objective

The fund has an investment objective of long-term capital appreciation and current income.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses(b)	0.39%	0.39%	0.39%
Acquired Fund Fees and Expenses (Underlying ETFs and Mutual Funds)(c)	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.37%	2.12%	1.12%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Restated to reflect current expenses.

(c)	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$706	$984	$1,282	$2,127
Class C	Sold	$315	$664	$1,139	$2,452
	Held	$215	$664	$1,139	$2,452
Class I	Sold or Held	$114	$356	$617	$1,363

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells shares of the underlying exchange-traded funds (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 111% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal conditions, the fund allocates its assets in a mix of underlying exchange-traded funds (ETFs) and an affiliated fixed income mutual fund, with a target allocation of approximately 75% of assets in underlying ETFs that seek to track the AlphaSectorSM Rotation Index (“ASRX”), a public index published by NASDAQ, and approximately 25% of assets in the Virtus Bond Fund. ASRX is an active Index that may invest in the nine Select Sector SPDR® ETFs, representing the primary sectors of the S&P 500® Index, plus an ETF representing short-term U.S. Treasuries. The primary sectors of the S&P 500® Index represented by the Select Sector SPDR® ETFs are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The Index has the flexibility to be invested in any combination of the nine sector ETFs, a combination of sector ETFs and short-term U.S. Treasuries, or 100% in short-term U.S. Treasuries. The Virtus Bond Fund invests in a diversified portfolio of primarily intermediate, high quality bonds; however, it may also invest in high-yield, high-risk fixed income securities (junk bonds).

Virtus AlphaSectorSM Allocation Fund

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of the underlying mutual fund and exchange-traded funds in which the fund invests. The principal risks of investing in the fund are those associated with:

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>

Exchange-Traded Funds (ETFs) Risk. The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

>

Industry/Sector Concentration Risk. The risk that events negatively affecting an industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Mutual Fund Investing Risk. The risk that the fund’s performance will be adversely affected by the assets owned by the other mutual funds in which it invests, and that the layering of expenses associated with the fund’s investment in such other funds will cost shareholders more than direct investments would have cost.

>

U.S. Government Securities Risk. The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s statutory prospectus.

Virtus AlphaSectorSM Allocation Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the target allocation of the fund. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 12.34%	Worst Quarter: Q4/2008: -13.35%

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	Since Inception (8/1/03)
Class A
Return Before Taxes	15.34%	0.69%	3.09%
Return After Taxes on Distributions	14.83%	-0.46%	2.05%
Return After Taxes on Distributions and Sale of Fund Shares	10.13%	0.14%	2.23%
Class C
Return Before Taxes	21.62%	1.14%	3.27%
S&P 500® Index	26.46%	0.42%	4.10%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	5.13%
AlphaSector Allocation Linked Benchmark	19.35%	2.69%	4.91%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The AlphaSector Allocation Linked Benchmark consists of an allocation of 75% S&P 500® Index and 25% Barclays Capital U.S. Aggregate Bond Index. Prior to September 29, 2009, its performance represents an allocation consisting of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Class I Shares have not had a full calendar year of operations; therefore, performance information is not shown.

Virtus AlphaSectorSM Allocation Fund

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is F-Squared Investments, Inc. (“F-Squared”).

>	Howard Present, Co-founder, President and CEO of F-Squared, is a manager of the fund. Mr. Present has been Portfolio Manager since September 2009.

>	Amy Robinson, Managing Director of VIA (since 1992), is a manager of the fund. Ms. Robinson has been Portfolio Manager since September 2009.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus AlphaSectorSM Rotation Fund

Investment Objective

The fund has an investment objective of seeking long-term capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses(b)	0.42%	0.42%	0.42%
Acquired Fund Fees and Expenses (Underlying ETFs)(c)	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.34%	2.09%	1.09%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Restated to reflect current expenses.

(c)	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$704	$975	$1,267	$2,095
Class C	Sold	$312	$655	$1,124	$2,421
	Held	$212	$655	$1,124	$2,421
Class I	Sold or Held	$111	$347	$601	$1,329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells shares of the exchange-traded funds (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 131% of the value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to track the AlphaSectorSM Rotation Index (“ASRX”), a public index published by NASDAQ, through investment in exchange-traded funds (ETFs). ASRX is an active index that may invest in the nine Select Sector SPDR® ETFs, representing the primary sectors of the S&P 500® Index, plus an ETF representing short-term U.S. Treasuries. The primary sectors of the S&P 500® Index represented by the Select Sector SPDR® ETFs are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The Index has the flexibility to be invested in any combination of the nine sector ETFs, a combination of sector ETFs and short-term U.S. Treasuries, or 100% in short-term U.S. Treasuries.

Virtus AlphaSectorSM Rotation Fund

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of the underlying mutual fund and exchange-traded funds in which the fund invests. The principal risks of investing in the fund are those associated with:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>

Exchange-Traded Funds (ETFs) Risk. The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

>

Industry/Sector Concentration Risk. The risk that events negatively affecting an industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Mutual Fund Investing Risk. The risk that the fund’s performance will be adversely affected by the assets owned by the other mutual funds in which it invests, and that the layering of expenses associated with the fund’s investment in such other funds will cost shareholders more than direct investments would have cost.

>

U.S. Government Securities Risk. The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s statutory prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a composite benchmark. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 14.28%	Worst Quarter: Q4/2008: -17.03%

Virtus AlphaSectorSM Rotation Fund

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	Since Inception (8/1/03)
Class A
Return Before Taxes	16.77%	-0.03%	2.92%
Return After Taxes on Distributions	16.57%	-1.00%	2.08%
Return After Taxes on Distributions and Sale of Fund Shares	11.12%	-0.24%	2.31%
Class C
Return Before Taxes	23.01%	0.41%	3.12%
S&P 500® Index	26.46%	0.42%	4.10%
AlphaSector Rotation Linked Benchmark	24.15%	1.80%	4.71%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The AlphaSector™ Rotation Linked Benchmark consists of the S&P 500® Index. Prior to September 29, 2009, its performance represents an allocation consisting of 80% S&P 500® Index and 20% Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Class I Shares have not had a full calendar year of operations; therefore, performance information is not shown.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is F-Squared Investments, Inc. (“F-Squared”).

>	Howard Present, Co-founder, President and CEO of F-Squared, is a manager of the fund. Mr. Present has been Portfolio Manager since September 2009.

>	Amy Robinson, Managing Director of VIA (since 1992), is a manager of the fund. Ms. Robinson has been Portfolio Manager since September 2009.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

Virtus AlphaSectorSM Rotation Fund

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Alternatives Diversifier Fund

Investment Objective

The fund is a fund of funds that has an investment objective of long-term capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.10%	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees(b)	0.25%	1.00%	None
Other Expenses	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses(c)	1.62%	1.62%	1.62%
Total Annual Fund Operating Expenses	2.37%	3.12%	2.12%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Restated to reflect current fees and expenses.

(c)	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$801	$1,272	$1,768	$3,126
Class C	Sold	$415	$963	$1,635	$3,430
	Held	$315	$963	$1,635	$3,430
Class I	Sold or Held	$215	$664	$1,139	$2,452

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells shares of the underlying exchange-traded funds (or “turns over” its portfolio). The fund does not pay transaction costs when it buys and sells shares of the underlying mutual funds. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds and exchange-traded funds (ETFs) (collectively, “underlying funds”). The fund emphasizes low correlating asset classes in order to help reduce volatility and increase return potential. Applying an innovative, institutional-level approach to investing, the fund invests in a diversified portfolio of alternative asset classes including U.S. real estate, international real estate, global infrastructure, market neutral, natural resources, commodities and currencies, and bank loans. Under normal conditions, the fund allocates assets among underlying funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers, including emerging markets issuers.

Virtus Alternatives Diversifier Fund

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of the underlying funds in which the fund invests. The principal risks of investing in the fund are those associated with:

>	Affiliated Fund Risk. The risk that the adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest.

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Allocation Risk. The risk that the fund’s exposure to equities and fixed income securities, or to different asset classes, may vary from the intended allocation or may not be optimum for market conditions at a given time.

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Fund of Funds Risk. The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.

The principal risks attributable to the underlying funds in which the fund invests are:

>	Borrowing Risk. The risk that the costs of borrowing may exceed the income from investments made with such leverage.

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Commodity Risk. The risk that investments in commodities or commodity-linked instruments will subject the fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities.

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Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>	Derivatives Risk. The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract.

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Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Equity REIT Securities Risk. The risk that the value of the fund’s shares will be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, and changes in the value of the underlying real estate and defaults by borrowers.

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Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

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Exchange-Traded Funds (ETFs) Risk. The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

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High Yield-High Risk Fixed Income Securities Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Income Risk. The risk that income received from the fund will vary widely over the short- and long-term.

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Industry/Sector Concentration Risk. The risk that events negatively affecting an industry or market sector in which a fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and price beneficial to the fund.

>

Market Volatility Risk. The value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Virtus Alternatives Diversifier Fund

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Master Limited Partnership Risk. The risk that the fund’s investments in MLP units will be negatively impacted by tax law changes, regulatory developments or other factors affecting the MLP’s underlying assets.

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Non-Diversification Risk. The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that each such security represents a significant portion of the fund’s assets.

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Preferred Stock. The risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status, or that such stock may be illiquid.

>	Short Sales Risk. The risk that a fund may experience a loss if the price of a borrowed security increases between the date of a short sale and the date on which the fund replaces the security.

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Unrated Fixed Income Securities Risk. The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s statutory prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 12.30%	Worst Quarter: 4Q/2008: -21.63%

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (11/30/05)
Class A
Return Before Taxes	13.74%	-0.38%
Return After Taxes on Distributions	13.07%	-0.77%
Return After Taxes on Distributions and Sale of Fund Shares	9.15%	-0.45%
Class C
Return Before Taxes	19.86%	0.32%
S&P 500® Index	26.46%	-0.65%

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In

Virtus Alternatives Diversifier Fund

certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Class I Shares have not had a full calendar year of investment operations; therefore, performance information for Class I Shares is not shown.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

>	Carlton Neel, a Senior Vice President of VIA and Zweig Advisers, LLC (“Zweig”), is a manager of the fund. Mr. Neel has been Portfolio Manager since 2008.

>	David Dickerson, a Senior Vice President of VIA and Zweig, is a manager of the fund. Mr. Dickerson has been Portfolio Manager since 2008.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Bond Fund

Investment Objective

The fund has an investment objective of high total return from both current income and capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	(a)	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.31%	0.31%	0.31%	0.31%
Acquired Fund Fees and Expenses(b)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.02%	1.77%	1.77%	0.77%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$574	$784	$1,011	$1,664
Class B	Sold	$580	$757	$959	$1,886
	Held	$180	$557	$959	$1,886
Class C	Sold	$280	$557	$959	$2,084
	Held	$180	$557	$959	$2,084
Class I	Sold or Held	$79	$246	$428	$954

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 274% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks high total return by investing in a diversified portfolio of primarily intermediate, high quality bonds including corporate, mortgage and asset-backed securities. The fund employs a value-oriented approach seeking to capitalize on individual issues and sectors that appear to offer the best value. It also seeks to add value through interest rate anticipation

Virtus Bond Fund

and by capitalizing on trading opportunities. Under normal circumstances, the fund invests at least 80% of its assets in bonds. The fund may also invest in high yield-high risk fixed income securities (junk bonds).

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>

High Yield-High Risk Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

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U.S. Government Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 5.51%	Worst Quarter: Q2/2004: -2.36%

Virtus Bond Fund

Average Annual Total Returns (for the periods ended 12/31/09)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	6.61%	3.40%	5.10%
Return After Taxes on Distributions	5.09%	1.87%	3.27%
Return After Taxes on Distributions and Sale of Fund Shares	4.24%	1.99%	3.24%
Class B
Return Before Taxes	7.12%	3.64%	4.82%
Class C
Return Before Taxes	11.09%	3.63%	4.82%
Class I
Return Before Taxes	12.22%	4.68%	5.88%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is SCM Advisors, LLC (“SCM Advisors”).

>	Robert L. Bishop, CFA, Chief Investment Officer for Fixed Income at SCM Advisors, is a manager of the fund. Mr. Bishop has been Portfolio Manager since 2004.

>	Maxwell E. Bublitz, CFA, Chief Strategist at SCM Advisors, is a manager of the fund. Mr. Bublitz has been Portfolio Manager since 2008.

>	Kaushik Saha, Fixed Income Portfolio Manager at SCM Advisors, is a manager of the fund. Mr. Saha has been Portfolio Manager since 2008.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

Virtus Bond Fund

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus CA Tax-Exempt Bond Fund

Investment Objective

The fund has an investment objective to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	1.02%	0.77%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$574	$784	$1,011	$1,664
Class I	Sold or Held	$79	$246	$428	$954

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks current income free from federal and state income taxes by investing in municipal bonds issued in the state of California. The management team focuses on high quality California tax-exempt municipal bonds, gauging the value of a security by issue type, credit quality, and bond structure.

Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in bonds, the income from which is exempt from California state income tax and federal income tax, and may invest 100% of its assets in such securities. The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these investments may be subject to federal, state and local taxes.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests

Virtus CA Tax-Exempt Bond Fund

can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>

Geographic Concentration Risk. The risk that events negatively affecting the fiscal stability of California will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in California issuers, the fund is more vulnerable to financial, economic or other political developments in California as compared to a fund that does not concentrate holdings in California.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Municipal Bond Market Risk. The risk that events negatively impacting a particular municipal security, or the municipal bond market in general, will cause the fund’s investments to decrease in value.

>	Tax-Exempt Securities Risk. The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities.

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Unrated Securities Risk. The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q3/2009: 8.13%	Worst Quarter: Q3/2008: -3.00%

Virtus CA Tax-Exempt Bond Fund

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Since Inception Class I (9/29/06)
Class A Shares
Return Before Taxes	5.78%	2.07%	4.30%	—
Return After Taxes on Distributions	5.77%	1.97%	4.11%	—
Return After Taxes on Distributions and Sale of Fund Shares	5.20%	2.27%	4.19%	—
Class I Shares
Return Before Taxes	11.34%	—	—	3.20%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%	5.95%
Barclays Capital California Municipal Bond Index	12.23%	3.90%	5.59%	3.52%

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The Barclays Capital California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The indexes are calculated on a total return basis.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

>	Timothy M. Heaney, CFA, Senior Managing Director, Fixed Income at VIA, is the manager of the fund. Mr. Heaney has been Portfolio Manager since 1997 and co-managed the fund from 1996 to 1997.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

Taxes

Distributions of net investment income attributed to the tax-exempt interest earned by the fund and designated as “exempt-interest dividends” will be exempt from the federal income tax. Such net investment income attributable to “private activity” bonds (other than private activity bonds issued in 2009 or 2010) may be a preference item for purposes of the federal alternative minimum tax. Income exempt from federal tax may be subject to state and local income tax. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

Virtus CA Tax-Exempt Bond Fund

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Foreign Opportunities Fund

Investment Objective

The fund has an investment objective of long-term capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 113 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses	1.48%	2.23%	1.23%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$717	$1,016	$1,336	$2,242
Class C	Sold	$326	$697	$1,195	$2,565
	Held	$226	$697	$1,195	$2,565
Class I	Sold or Held	$125	$390	$676	$1,489

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

This fund offers access to high-quality international companies. The securities selected for inclusion in the fund are those that in the opinion of the subadviser are well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles. Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities of issuers located outside the United States, including issuers in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries.

Virtus Foreign Opportunities Fund

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q4/2004: 19.15%	Worst Quarter: Q3/2008: -19.26%

Virtus Foreign Opportunities Fund

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
	1 Year	5 Years	10 Years	Class C (10/10/03)	Class I (5/15/06)
Class A
Return Before Taxes	15.30%	3.69%	0.59%	—	—
Return After Taxes on Distributions	15.41%	3.28%	-0.16%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	10.56%	3.25%	0.29%	—	—
Class C
Return Before Taxes	21.39%	4.14%	—	9.14%	—
Class I
Return Before Taxes	22.58%	—	—	—	-0.58%
S&P 500® Index	26.46%	0.42%	-0.96%	3.58%	-1.92%
Morgan Stanley Capital International EAFE® Index (Net)	31.78%	3.54%	1.17%	7.55%	-2.52%

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The indexes are calculated on a total return basis with net dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).

>	Rajiv Jain, a Senior Vice President and Managing Director of Vontobel, is the manager of the fund. Mr. Jain has been Portfolio Manager of the fund (or its predecessor) since February 2002.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 119, “How to Buy Shares” on page 120 and “How to Sell Shares” on page 121 of the fund’s prospectus.

Virtus Foreign Opportunities Fund

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Global Infrastructure Fund

Investment Objective

The fund has an investment objective of seeking both capital appreciation and current income.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses	1.33%	2.08%	1.08%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$703	$972	$1,262	$2,084
Class C	Sold	$311	$652	$1,119	$2,410
	Held	$211	$652	$1,119	$2,410
Class I	Sold or Held	$110	$343	$595	$1,317

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund invests globally in infrastructure companies involved in the energy, utility, transportation, and communications industries. Infrastructure companies are believed by the subadviser to exhibit attractive risk/return characteristics, offer moderate-to-high income and moderate growth, and are defensive in nature.

Under normal market conditions, the fund invests at least 80% of its assets in the equity securities of infrastructure companies that are located in three or more countries, one of which will be the United States. Under normal market conditions, the fund will invest at least 25% of its assets in securities of U.S. issuers. At December 31, 2009, the fund was invested in issuers representing approximately 14 different countries. Although the fund concentrates its investments in infrastructure companies, it may invest up to 20% of its assets in securities of issuers that are not infrastructure companies, including stocks, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments. To the extent the fund purchases non-infrastructure stocks, they may be of issuers of any capitalization. When investing in debt obligations, the fund will invest primarily in investment grade debt obligations, although it may invest in high-yield, high-risk fixed income securities (junk bonds).

Virtus Global Infrastructure Fund

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>	Derivatives Risk. The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>	Income Risk. The risk that income received from the fund will vary widely over the short- and long-term.

>

Industry/Sector Concentration Risk. The risk that events negatively affecting infrastructure companies will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in infrastructure companies, the fund is more vulnerable to conditions that negatively affect infrastructure companies as compared to a fund that does not concentrate holdings in such companies.

>

Infrastructure Related Investment Risk. The risk that conditions negatively impacting the business or operations of the infrastructure companies in which the fund invests will cause the value of the fund’s shares to decrease.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Master Limited Partnership Risk. The risk that the fund’s investments in MLP units will be negatively impacted by tax law changes, regulatory developments or other factors affecting the MLPs.

>

Preferred Stock Risk. The risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status, or that such stock may be illiquid.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and with a “composite” benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Virtus Global Infrastructure Fund

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q4/2006: 11.85%	Worst Quarter: Q3/2008: -16.55%

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

			Since Inception
	1 Year	5 Years	Class A and Class C (12/30/04)	Class I (6/6/08)
Class A
Return Before Taxes	9.49%	4.39%	4.39%	—
Return After Taxes on Distributions	9.58%	3.92%	3.92%	—
Return After Taxes on Distributions and Sale of Fund Shares	7.29%	3.96%	3.96%	—
Class C
Return Before Taxes	15.44%	4.86%	4.85%	—
Class I
Return Before Taxes	16.69%	—	—	-10.18%
S&P 500® Index	26.46%	0.42%	0.45%	-9.71%
Global Infrastructure Linked Benchmark	14.75%	5.99%	5.99%	-11.48%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The index is calculated on a total-return basis with dividends reinvested. The Global Infrastructure Linked Benchmark consists of the MSCI World Infrastructure Sector Capped Index. This is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. Performance of the Global Infrastructure Linked Benchmark prior to September 1, 2008 represents an allocation consisting of 65% MSCI USA/Utilities Index, 20% MSCI World Telecom Services Index, and 15% MSCI World ex USA/Utilities Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Virtus Global Infrastructure Fund

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”).

>	Connie M. Luecke, CFA, a Senior Vice President of Duff & Phelps, is a manager of the fund. Ms. Luecke has been Portfolio Manager since the fund’s inception in 2004.

>	Randle L. Smith, CFA, a Senior Vice President of Duff & Phelps, is a manager of the fund. Mr. Smith has been Portfolio Manager since the fund’s inception in 2004.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Global Opportunities Fund

Investment Objective

The fund has an investment objective of capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	(a)	1.00%	(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.76%	0.76%	0.76%
Total Annual Fund Operating Expenses	1.86%	2.61%	2.61%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$753	$1,126	$1,523	$2,629
Class B	Sold	$664	$1,011	$1,385	$2,762
	Held	$264	$811	$1,385	$2,762
Class C	Sold	$364	$811	$1,385	$2,944
	Held	$264	$811	$1,385	$2,944

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 168% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

This fund seeks to provide investors with exposure to high-quality global companies. The securities selected for inclusion in the fund are those believed by the subadviser to be well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.

Under normal circumstances, the fund invests in equity securities of issuers located throughout the world, including issuers in emerging markets countries and issuers in the United States. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. At December 31, 2009, the fund was invested in issuers representing approximately 14 different countries.

Virtus Global Opportunities Fund

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>	Growth Stocks Risk. The risk that the fund will underperform when growth investing is out of favor or that the fund’s investments will not appreciate as anticipated.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2003: 19.07%	Worst Quarter: Q4/2008: -20.92%

Virtus Global Opportunities Fund

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	10.30%	-2.12%	-1.69%
Return After Taxes on Distributions	10.34%	-2.37%	-2.21%
Return After Taxes on Distributions and Sale of Fund Shares	7.15%	-1.51%	-1.46%
Class B
Return Before Taxes	12.16%	-1.69%	-1.83%
Class C
Return Before Taxes	16.25%	-1.69%	-1.85%
S&P 500® Index	26.46%	0.42%	-0.96%
MSCI WorldSM Index (Net)	29.99%	2.01%	-0.24%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The MSCI WorldSM Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).

>	Rajiv Jain, a Senior Vice President and Managing Director of Vontobel, is a manager of the fund. Mr. Jain has been Co-Portfolio Manager since January 2009.

>	Matthew Benkendorf, a Senior Research Analyst at Vontobel, is a manager of the fund. Mr. Benkendorf has been Co-Portfolio Manager since January 2009.

Purchase and Sale of Fund Shares

Purchase Minimums
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Virtus Global Opportunities Fund

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Global Real Estate Securities Fund

Investment Objective

The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses(b)	3.75%	3.75%	3.75%
Total Annual Fund Operating Expenses	4.85%	5.60%	4.60%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Restated to reflect current expenses and assets.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$1,032	$1,949	$2,869	$5,181
Class C	Sold	$658	$1,665	$2,758	$5,435
	Held	$558	$1,665	$2,758	$5,435
Class I	Sold or Held	$461	$1,388	$2,323	$4,693

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the period from inception (March 2, 2009) through its fiscal year end (September 30, 2009), the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund provides global exposure to the real estate securities market, focusing exclusively on companies with a rental business profile. Rental companies derive 70% or more of total revenue from rental income and are most similar in business profile to U.S. real estate investment trusts (REITs).

Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by U.S. and non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as REITs and similar REIT-like entities. The fund, under normal market conditions, will hold at least 40% of its assets in non-U.S. issuers. Additionally, the fund normally invests in real estate-related securities of issuers in developed countries; however it may invest up to 20% of its assets in issuers incorporated in emerging market countries. The fund concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

Virtus Global Real Estate Securities Fund

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>

Equity REIT Securities Risk. The risk that the value of the fund’s shares will be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, and changes in the value of the underlying real estate and defaults by borrowers.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

Geographic Concentration Risk. The risk that events negatively affecting the fiscal stability of a particular geographic location in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent the fund concentrates its assets in a particular country or region, the fund is more vulnerable to financial, economic or other political developments in that country or region as compared to a fund that does not concentrate holdings in a particular country or region.

>

Industry/Sector Concentration Risk. The risk that events negatively affecting real estate securities will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in real estate related securities, the fund is more vulnerable to conditions that negatively affect real estate related securities as compared to a fund that does not concentrate holdings in such securities.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Non-Diversification Risk. The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that each such security represents a significant portion of the fund’s assets.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Performance Information

Performance information is not shown for the fund since it has not had a full calendar year of investment operations.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”).

>

Geoffrey P. Dybas, CFA, Senior Vice President, Global REIT team head and Senior Portfolio Manager at Duff & Phelps, is a manager of the fund. Mr. Dybas has been Portfolio Manager since the fund’s inception in March 2009.

>

Frank J. Haggerty, Jr., CFA, Senior Vice President, Portfolio Manager and senior REIT analyst at Duff & Phelps, is a manager of the fund. Mr. Haggerty has been Portfolio Manager since the fund’s inception in March 2009.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

Virtus Global Real Estate Securities Fund

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Greater Asia ex Japan Opportunities Fund

Investment Objective

The fund has an investment objective of long-term capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses(b)	1.69%	1.69%	1.69%
Acquired Fund Fees and Expenses(c)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.95%	3.70%	2.70%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Estimated based on current assets and expenses.

(c)	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$856	$1,435	$2,038	$3,658
Class C	Sold	$472	$1,132	$1,911	$3,950
	Held	$372	$1,132	$1,911	$3,950
Class I	Sold or Held	$273	$838	$1,430	$3,032

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the period from inception (April 21, 2009) through its fiscal year end (September 30, 2009), the fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

This fund seeks to offer investors exposure to Asian market economies, with the exception of Japan, through well-established companies. The portfolio invests in what the subadviser believes to be well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.

Under normal circumstances, at least 80% of the fund’s assets are invested in equity or equity-linked securities of issuers located in Asia (excluding Japan), including issuers in emerging markets. Equity-linked securities are hybrid debt securities whose return is connected to an underlying equity, usually a stock. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In

Virtus Greater Asia ex Japan Opportunities Fund

determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

Geographic Concentration Risk. The risk that events negatively affecting the fiscal stability of countries in Asia will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in Asian issuers, the fund is more vulnerable to financial, economic or other political developments in Asia as compared to a fund that does not concentrate holdings in Asia.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Performance Information

Performance information is not shown for the fund since it has not had a full calendar year of investment operations.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).

>	Rajiv Jain, a Senior Vice President and Managing Director of Vontobel, is the manager of the fund. Mr. Jain has been Portfolio Manager since the fund’s inception in April 2009.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are

Virtus Greater Asia ex Japan Opportunities Fund

calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Greater European Opportunities Fund

Investment Objective

The fund has an investment objective of long-term capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.28%	1.28%	1.28%
Total Annual Fund Operating Expenses	2.38%	3.13%	2.13%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Estimated based on current assets and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$802	$1,275	$1,772	$3,135
Class C	Sold	$416	$966	$1,640	$3,439
	Held	$316	$966	$1,640	$3,439
Class I	Sold or Held	$216	$667	$1,144	$2,462

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the period from inception (April 21, 2009) through its fiscal year end (September 30, 2009), the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

This fund seeks to offer investors exposure to European market economies through well-established companies. The securities selected for inclusion in the fund are believed by the subadviser to be well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.

Under normal circumstances, at least 80% of the fund’s assets are invested in equity or equity-linked securities of issuers located in Europe, including issuers in emerging markets countries. Equity-linked securities are hybrid debt securities whose return is connected to an underlying equity, usually a stock. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address

Virtus Greater European Opportunities Fund

(domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

Geographic Concentration Risk. The risk that events negatively affecting the fiscal stability of countries in Europe will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in European issuers, the fund is more vulnerable to financial, economic or other political developments in Europe as compared to a fund that does not concentrate holdings in Europe.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Performance Information

Performance information is not shown for the fund since it has not had a full calendar year of investment operations.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).

>	Matthew Benkendorf, a Senior Research Analyst at Vontobel, is the manager of the fund. Mr. Benkendorf has been Portfolio Manager since the fund’s inception in April 2009.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

Virtus Greater European Opportunities Fund

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus High Yield Fund

Investment Objective

The fund has a primary investment objective to seek high current income and a secondary objective of capital growth.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	(a)	1.00%	(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%
Acquired Fund Fees and Expenses(b)	0.01%	0.01%	0.01%
Other Expenses	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	1.38%	2.13%	2.13%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$609	$891	$1,194	$2,054
Class B	Sold	$616	$867	$1,144	$2,271
	Held	$216	$667	$1,144	$2,271
Class C	Sold	$316	$667	$1,144	$2,462
	Held	$216	$667	$1,144	$2,462

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 134% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund is appropriate for investors seeking diversification and the potential rewards associated with investing in high-yield, fixed income securities. High-yield, fixed income securities are those that are rated below investment grade. The management team believes that BB- and B-rated issues offer better risk-adjusted returns over a market cycle than more speculative CCC- and C-rated issues. The fund will generally overweight sectors and industries with well-valued companies whose business profiles are viewed to be improving. The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark, the Barclay’s Capital High Yield 2% Issuer Cap Index. Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield fixed income securities.

Virtus High Yield Fund

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>

Industry/Sector Concentration Risk. The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in one or more industries (such as communications, consumer cyclicals and consumer non-cyclicals) or sectors, the fund is more vulnerable to conditions that negatively affect such industries or sectors as compared to a fund that is not significantly invested in such industries or sector.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

>

U.S. Government Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Virtus High Yield Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 11.27%	Worst Quarter: Q4/2008: -14.67%

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	24.92%	1.35%	1.13%
Return After Taxes on Distributions	21.30%	-1.27%	-1.91%
Return After Taxes on Distributions and Sale of Fund Shares	15.91%	-0.39%	-0.89%
Class B
Return Before Taxes	26.21%	1.53%	0.84%
Class C
Return Before Taxes	30.33%	1.56%	0.84%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Barclays Capital High Yield 2% Issuer Cap Index	58.76%	6.49%	6.87%

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The indexes are calculated on a total return basis.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is SCM Advisors, LLC (“SCM Advisors”).

>	Robert L. Bishop, CFA, Chief Investment Officer for Fixed Income at SCM Advisors, is a manager of the fund. Mr. Bishop has been Portfolio Manager since 2008.

Virtus High Yield Fund

>	Maxwell E. Bublitz, CFA, Chief Strategist and Portfolio Manager at SCM Advisors, is a manager of the fund. Mr. Bublitz has been Portfolio Manager since 2008.

>	Bradley Kane, a fixed income portfolio manager at SCM Advisors, is a manager of the fund. Mr. Kane has been Portfolio Manager since 2009.

Purchase and Sale of Fund Shares

Purchase Minimums
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus International Real Estate Securities Fund

Investment Objective

The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses	1.66%	2.41%	1.41%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$734	$1,068	$1,425	$2,427
Class C	Sold	$344	$751	$1,285	$2,746
	Held	$244	$751	$1,285	$2,746
Class I	Sold or Held	$144	$446	$771	$1,691

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund provides international exposure to the real estate securities market, focusing exclusively on companies with a rental business profile. Rental companies derive 70% or more of total revenue from rental income and are most similar in business profile to U.S. real estate investment trust (REITs).

Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as REITs and similar REIT-like entities. The fund may, at times, invest up to 20% of its assets in U.S. REIT securities. Additionally, the fund normally invests in real estate related securities of issuers in developed countries, however it may invest up to 20% of its assets in issuers incorporated in emerging market countries. The fund concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

Virtus International Real Estate Securities Fund

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>

Equity REIT Securities Risk. The risk that the value of the fund’s shares will be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, and changes in the value of the underlying real estate and defaults by borrowers.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

Geographic Concentration Risk. The risk that events negatively affecting the fiscal stability of a particular geographic location in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent the fund concentrates its assets in a particular country or region, the fund is more vulnerable to financial, economic or other political developments in that country or region as compared to a fund that does not concentrate holdings in a particular country or region.

>

Industry/Sector Concentration Risk. The risk that events negatively affecting real estate securities will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in real estate related securities, the fund is more vulnerable to conditions that negatively affect real estate related securities as compared to a fund that does not concentrate holdings in such securities.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Non-Diversification Risk. The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that each such security represents a significant portion of the fund’s assets.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Virtus International Real Estate Securities Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q3/2009: 31.59%	Worst Quarter: Q4/2008: -30.74%

Average Annual Total Returns (for the periods ended 12/31/09)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (10/1/07)
Class A
Return Before Taxes	30.69%	-19.10%
Return After Taxes on Distributions	27.12%	-20.37%
Return After Taxes on Distributions and Sale of Fund Shares	21.45%	-16.33%
Class C
Return Before Taxes	37.72%	-17.62%
Class I
Return Before Taxes	39.22%	-16.74%
S&P 500® Index	26.46%	-11.47%
FTSE EPRA/NAREIT Developed Rental ex-U.S. Index	40.02%	-19.67%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The FTSE EPRA/NAREIT Developed Rental ex-U.S. Index is a free-float market capitalization index measuring international real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The indexes are calculated on a total return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Virtus International Real Estate Securities Fund

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”).

>

Frank J. Haggerty, Jr., CFA, Senior Vice President, Portfolio Manager and senior REIT analyst at Duff & Phelps, is a manager of the fund. Mr. Haggerty has been primary Portfolio Manager since the fund’s inception in 2007.

>

Geoffrey P. Dybas, CFA, Senior Vice President, Global REIT team head and Senior Portfolio Manager at Duff & Phelps, is a manager of the fund. Mr. Dybas has been Portfolio Manager since the fund’s inception in 2007.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Market Neutral Fund

Investment Objective

The fund has an investment objective to seek long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	(a)	1.25%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class B		Class C		Class I
Management Fees		1.50%		1.50%		1.50%		1.50%
Distribution and Shareholder Servicing (12b-1) Fees		0.25%		1.00%		1.00%		None
Other Expenses:
Dividends on Short Sales	2.27%		2.27%		2.27%		2.27%
Acquired Fund Fees and Expenses(b)	0.01%		0.01%		0.01%		0.01%
Remainder of Other Expenses	0.21%		0.21%		0.21%		0.21%
Total Other Expenses		2.49%		2.49%		2.49%		2.49%
Total Annual Fund Operating Expenses		4.24%		4.99%		4.99%		3.99%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after seven years. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$976	$1,788	$2,611	$4,726
Class B	Sold	$899	$1,697	$2,496	$4,849
	Held	$499	$1,497	$2,496	$4,849
Class C	Sold	$624	$1,497	$2,496	$4,992
	Held	$499	$1,497	$2,496	$4,992
Class I	Sold or Held	$401	$1,215	$2,046	$4,195

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 253% of the average value of its portfolio.

Virtus Market Neutral Fund

Investments, Risks and Performance

Principal Investment Strategies

The fund utilizes a unique market neutral style seeking to provide attractive performance in both up and down markets. The fund invests in what the subadviser believes to be undervalued companies with strong and improving business prospects while shorting companies the subadviser believes to have deteriorating business momentum and excessive valuations. The use of uncorrelated equity strategies across investing styles, market caps and industries may provide investors with more attractive risk adjusted returns, as compared with traditional equity investing.

The fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks. The fund uses a blended strategy, investing in both growth and value stocks of U.S. and foreign issuers of any capitalization, including those in emerging markets. In addition to purchasing or selling short individual securities, the fund may purchase or sell short any type of future or option related to such securities. The fund may also invest in exchange-traded funds (ETFs).

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>

Exchange-Traded Funds (ETFs) Risk. The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

Futures and Options Risk. The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, futures or options.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Short Sales Risk. The risk that a fund may experience a loss if the price of a borrowed security increases between the date of a short sale and the date on which the fund replaces the security.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Virtus Market Neutral Fund

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q3/2002: 8.66%	Worst Quarter: Q4/2002: -12.08%

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	2.78%	-2.27%	0.64%
Return After Taxes on Distributions	2.78%	-2.42%	0.38%
Return After Taxes on Distributions and Sale of Fund Shares	1.81%	-1.96%	0.40%
Class B
Return Before Taxes	4.12%	-2.05%	0.49%
Class C
Return Before Taxes	8.15%	-1.85%	0.51%
S&P 500® Index	26.46%	0.42%	-0.96%
Citigroup 90-Day Treasury Bill Index	0.16%	2.88%	2.84%

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The 90-Day Treasury Bill Index is an average of the last three three-month Treasury bill issues.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Class I Shares have not had a full calendar year of investment operations; therefore, performance information for Class I Shares is not shown.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is The Boston Company Asset Management LLC (“TBCAM”).

>	Robert J. Eastman, CFA, Senior Vice President and Portfolio Manager at TBCAM, is a manager of the fund. Mr. Eastman has been Portfolio Manager since 2008.

>	Sean P. Fitzgibbon, CFA, Senior Vice President and Lead Portfolio Manager at TBCAM, is a manager of the fund. Mr. Fitzgibbon has been Portfolio Manager since 2008.

>	Jeffrey D. McGrew, CFA, Vice President and a Portfolio Manager at TBCAM, is a manager of the fund. Mr. McGrew has been Portfolio Manager since 2008.

Virtus Market Neutral Fund

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Multi-Sector Fixed Income Fund

Investment Objective

The fund has an investment objective to maximize current income while preserving capital.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	(a)	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.36%	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.16%	1.91%	1.91%	0.91%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$588	$826	$1,083	$1,817
Class B	Sold	$594	$800	$1,032	$2,038
	Held	$194	$600	$1,032	$2,038
Class C	Sold	$294	$600	$1,032	$2,233
	Held	$194	$600	$1,032	$2,233
Class I	Sold or Held	$93	$290	$504	$1,120

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 85% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to generate high current income and total return while preserving capital by applying extensive credit research and a time-tested approach to capitalize on opportunities across undervalued sectors of the bond market. The portfolio seeks diversification among 12 sectors in order to increase return potential and reduce risk.

Virtus Multi-Sector Fixed Income Fund

Under normal circumstances, the fund invests at least 80% of its assets in the following sectors of fixed income securities:

>

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations, real estate mortgage investment conduits and other pass-through securities;

>	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries;

>	Investment grade securities; and

>	High yield-high risk fixed income securities of U.S. issuers (so called “junk bonds”).

The fund may invest in all or some of these sectors.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>

Emerging Market Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

>

U.S. Government Securities Risk. The risk that the U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Virtus Multi-Sector Fixed Income Fund

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 16.15%	Worst Quarter: Q4/2008: -14.37%

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	35.59%	3.37%	5.58%
Return After Taxes on Distributions	32.12%	1.10%	2.99%
Return After Taxes on Distributions and Sale of Fund Shares	22.79%	1.49%	3.14%
Class B
Return Before Taxes	37.34%	3.62%	5.32%
Class C
Return Before Taxes	41.31%	3.61%	5.33%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Class I Shares have not had a full calendar year of investment operations; therefore, performance information for Class I Shares is not shown.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Goodwin Capital Advisers, Inc. (“Goodwin”).

>

David L. Albrycht, CFA, a Senior Managing Director, Fixed Income and Portfolio Manager at Goodwin, is the manager of the fund. Mr. Albrycht has been Portfolio Manager since 1995, and co-managed the fund from 1994 to 1995.

Virtus Multi-Sector Fixed Income Fund

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Multi-Sector Short Term Bond Fund

Investment Objective

The fund has an investment objective to provide high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C	Class I	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.25%	None		None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	2.00%	(a)	None	None	1.00%	(a)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I	Class T
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.75%	0.50%	None	1.00%
Other Expenses	0.32%	0.32%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.12%	1.62%	1.37%	0.87%	1.87%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 0.50% annually to 1% during the third year and to 0% after the third year. The deferred sales charge is imposed on Class T Shares redeemed during the first year only.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after six years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$337	$573	$828	$1,557
Class B	Sold	$315	$511	$881	$1,667
	Held	$165	$511	$881	$1,667
Class C	Sold or Held	$139	$434	$750	$1,646
Class I	Sold or Held	$89	$278	$482	$1,203
Class T	Sold	$290	$588	$1,011	$2,190
	Held	$190	$588	$1,011	$2,190

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Virtus Multi-Sector Short Term Bond Fund

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks current income with an emphasis on maintaining low volatility and overall short duration by investing primarily in higher quality, more liquid securities across 12 bond market sectors. The fund utilizes a value-oriented, research driven approach that seeks to strategically overweight undervalued sectors while applying strict risk controls.

Under normal circumstances, the fund invests at least 80% of its assets in bonds, which are fixed income debt obligations of various types of issuers. The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:

>

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations, real estate mortgage investment conduits and other pass-through securities;

>	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

>	Investment-grade securities; and

>	High yield-high risk fixed income securities (so called “junk bonds”).

The fund may invest in all or some of these sectors.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>

Emerging Market Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

>

U.S. Government Securities Risk. The risk that the U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Virtus Multi-Sector Short Term Bond Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 10.79%	Worst Quarter: Q4/2008: -9.05%

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
	1 Year	5 Years	10 Years	Class I (6/6/08)	Class T (6/2/03)
Class A
Return Before Taxes	26.88%	3.79%	5.51%	—	—
Return After Taxes on Distributions	24.19%	1.92%	3.41%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	17.29%	2.11%	3.42%	—	—
Class B
Return Before Taxes	27.82%	3.75%	5.22%	—	—
Class C
Return Before Taxes	29.50%	4.01%	5.55%	—	—
Class I
Return Before Taxes	30.12%	—	—	7.72%	—
Class T
Return Before Taxes	28.93%	3.49%	—	—	3.71%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%	6.14%	4.45%
B of A Merrill Lynch 1-2.99 Year Medium Quality Corporate Bond Index	16.62%	4.54%	5.32%	5.43%	4.00%

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The B of A Merrill Lynch 1-2.99 Year Medium Quality Corporate Bond Index measures performance of U.S. corporate bond issues rated BBB and A by Standard and Poor’s with maturities between one and three years. The indexes are calculated on a total return basis.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Virtus Multi-Sector Short Term Bond Fund

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Goodwin Capital Advisers, Inc. (“Goodwin”).

>	David L. Albrycht, CFA, a Senior Managing Director, Fixed Income and Portfolio Manager at Goodwin, is the manager of the fund. Mr. Albrycht has been Portfolio Manager since 1993.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Real Estate Securities Fund

Investment Objective

The fund has an investment objective of capital appreciation and income with approximately equal emphasis.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	(a)	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.59%	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses	1.59%	2.34%	2.34%	1.34%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$727	$1,048	$1,391	$2,356
Class B	Sold	$637	$930	$1,250	$2,489
	Held	$237	$730	$1,250	$2,489
Class C	Sold	$337	$730	$1,250	$2,676
	Held	$237	$730	$1,250	$2,676
Class I	Sold or Held	$136	$425	$734	$1,613

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund offers exposure to the equity real estate investment trust (REITs) market utilizing a Growth at a Reasonable Price style with macroeconomic and fundamental security analysis to identify the most attractive investment candidates. The subadviser believes the value of a REIT extends beyond the value of the underlying real estate and that through fundamental research, it can uncover and exploit inefficiencies in the market.

Virtus Real Estate Securities Fund

Under normal circumstances, the fund invests at least 80% of its assets in publicly-traded REITs and companies that are principally engaged in the real estate industry. The fund concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>

Equity REIT Securities Risk. The risk that the value of the fund’s shares will be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, and changes in the value of the underlying real estate and defaults by borrowers.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

>

Industry/Sector Concentration Risk. The risk that events negatively affecting real estate securities will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in real estate related securities, the fund is more vulnerable to conditions that negatively affect real estate related securities as compared to a fund that does not concentrate holdings in such securities.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Non-Diversification Risk. The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that each such security represents a significant portion of the fund’s assets.

For a more detailed description of the above risks, see more information about “Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q3/2009: 32.91%	Worst Quarter: Q4/2008: -38.73%

Virtus Real Estate Securities Fund

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Since Inception
				Class C (7/25/03)	Class I (12/28/06)
Class A
Return Before Taxes	20.65%	-0.19%	10.96%	—	—
Return After Taxes on Distributions	19.48%	-1.08%	9.57%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	13.19%	-0.45%	9.04%	—	—
Class B
Return Before Taxes	22.96%	0.23%	10.78%	—	—
Class C
Return Before Taxes	26.97%	0.25%	—	7.14%	—
Class I
Return Before Taxes	28.28%	—	—	—	-12.09%
S&P 500® Index	26.46%	0.42%	-0.96%	3.79%	-5.61%
FTSE NAREIT Equity REITs Index	27.99%	0.36%	10.62%	6.86%	-12.38%

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”).

>	Geoffrey P. Dybas, CFA, Senior Vice President, Global REIT team head and Senior Portfolio Manager at Duff & Phelps, is a manager of the fund. Mr. Dybas has been Portfolio Manager since 1998.

>	Frank J. Haggerty, Jr., CFA, Senior Vice President, Portfolio Manager and senior REIT analyst for Duff & Phelps, is a manager of the fund. Mr. Haggerty has been Portfolio Manager since 2007.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Virtus Real Estate Securities Fund

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Virtus Senior Floating Rate Fund

Investment Objective

The fund has an investment objective of high total return from both current income and capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 115 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.60%	0.60%	0.60%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses(b)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.35%	2.10%	1.10%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$606	$882	$1,179	$2,022
Class C	Sold	$313	$658	$1,129	$2,431
	Held	$213	$658	$1,129	$2,431
Class I	Sold or Held	$112	$350	$606	$1,340

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund offers the potential for attractive total return and income by investing primarily in non-investment grade bank loans with a focus on higher quality companies within a rating tier. Using extensive credit and company analysis and monitoring, the subadviser looks for those securities with strong total return potential while maintaining an emphasis on managing risk.

Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of senior floating rate loans (“Senior Loans”). The fund may invest up to 15% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign Senior Loans, including Yankee bonds. The fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit-linked notes, and swaps.

Virtus Senior Floating Rate Fund

The fund may borrow an amount up to 33 1/3% of it total assets (including the amount borrowed). The fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>	Borrowing Risk. The risk that the costs of borrowing may exceed the income from investments made with such leverage.

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>	Derivatives Risk. The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and price beneficial to the fund.

>

Loan Participation Risk. The risk that there may not be a readily available market for loan participation interests and, in some cases, the fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Unrated Fixed Income Securities Risk. The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus.

Virtus Senior Floating Rate Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows the fund’s performance for the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 13.58%	Worst Quarter: Q4/2009: 2.57%

Average Annual Total Returns (for the periods ended 12/31/09)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Since Inception (1/31/08)
Class A
Return Before Taxes	30.80%	3.52%
Return After Taxes on Distributions	27.14%	0.93%
Return After Taxes on Distributions and Sale of Fund Shares	19.84%	1.44%
Class C
Return Before Taxes	36.32%	5.41%
Class I
Return Before Taxes	37.55%	6.40%
Barclay’s Capital U.S. Aggregate Bond Index	5.93%	4.92%
S&P/LSTA Leveraged Loan Index	51.62%	5.63%

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Virtus Senior Floating Rate Fund

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Goodwin Capital Advisers, Inc. (“Goodwin”).

>	David L. Albrycht, CFA, a Senior Managing Director, Fixed Income and Portfolio Manager at Goodwin, is a manager of the fund. Mr. Albrycht has been Portfolio Manager since the fund’s inception in 2008.

>	Kyle A. Jennings, CFA, Managing Director and Portfolio Manager at Goodwin, is a manager of the fund. Mr. Jennings has been Portfolio Manager since the fund’s inception in 2008.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 121, “How to Buy Shares” on page 122 and “How to Sell Shares” on page 123 of the fund’s prospectus.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

More Information About Fund Expenses

VIA has agreed to limit the total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) of certain of the funds so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Through Date	Type*
Virtus Alternatives Diversifier Fund**	0.20%	N/A	0.20%	0.20%	May discontinue at any time	V
Virtus Bond Fund	0.85%	1.60%	1.60%	0.60%	May discontinue at any time	V
Virtus CA Tax-Exempt Bond Fund	0.85%	N/A	N/A	0.60%	May discontinue at any time	V
Virtus Global Opportunities Fund	1.55%	2.30%	2.30%	N/A	May discontinue at any time	V
Virtus Global Real Estate Securities Fund	1.40%	N/A	2.15%	1.15%	March 31, 2010	C
Virtus Greater Asia ex Japan Opportunities Fund	1.80%	N/A	2.55%	1.55%	March 31, 2010	C
Virtus Greater European Opportunities Fund	1.45%	N/A	2.20%	1.20%	March 31, 2010	C
Virtus International Real Estate Securities Fund	1.50%	N/A	2.25%	1.25%	May discontinue at any time	V
Virtus Market Neutral Fund***	1.90%	2.65%	2.65%	1.65%	May discontinue at any time	V
Virtus Senior Floating Rate Fund****	1.20%	N/A	1.95%	0.95%	May discontinue at any time	V

* V=Voluntary, C=Contractual

** Excludes 12b-1 fees.

*** Excludes dividends on short sales and prime brokerage interest expense.

**** Excludes leverage expenses, if any.

Following the contractual period, if any, VIA may discontinue these arrangements at any time. VIA may recapture operating expenses waived or reimbursed under these expense limitation arrangements subsequent to August 23, 2007 for a period of three years following the end of the fiscal period in which such waiver or reimbursement occurred.

With respect to the Virtus Market Neutral Fund, VIA has voluntarily agreed to waive 0.15% of its management fee. With respect to the Virtus AlphaSector Allocation Fund, beginning October 1, 2009 VIA has voluntarily agreed to waive a portion of its management fee associated with the fund’s fixed income portfolio, which will reduce the fund’s total annual operating expenses at the annual rate of 0.09% as applied to the fund’s net assets. VIA may discontinue these fee waivers at any time.

For those funds operating under an expense reimbursement arrangement or fee waiver, total (net) fund operating expenses, including acquired fund fees and expenses, if any, after effect of any expense reimbursement and/or fee waivers for the prior fiscal year were:

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Virtus Alternatives Diversifier Fund*	2.07%	N/A	2.82%	1.82%	**
Virtus Bond Fund	0.86%	1.60%	1.60%	0.60%
Virtus CA Tax-Exempt Bond Fund	0.85%	N/A	N/A	0.60%
Virtus Global Real Estate Securities Fund	1.40%	N/A	2.15%	1.15%
Virtus Greater Asia ex Japan Opportunities Fund	1.81%	N/A	2.56%	1.56%
Virtus Greater European Opportunities Fund	1.45%	N/A	2.20%	1.20%
Virtus International Real Estate Securities Fund	1.50%	N/A	2.25%	1.25%
Virtus Market Neutral Fund*	4.18%	4.93%	4.93%	3.93%	**
Virtus Senior Floating Rate Fund	1.22%	N/A	1.97%	0.97%

* Restated to reflect current fee structure.

** Estimated.

70	Virtus Mutual Funds

More Information About Investment Objectives and Principal Investment Strategies

The investment objectives and principal strategies of each fund are described in this section. Each of the following funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of Trustees of that fund without shareholder approval. If a fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in a fund’s investment objective, shareholders will be provided with reasonable notice. There is no guarantee that a fund will achieve its objective.

Please see the Statement of Additional Information for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the funds.

Virtus Mutual Funds	71

Virtus AlphaSectorSM Allocation Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of long-term capital appreciation and current income.

Principal Investment Strategies:

Under normal conditions, the fund allocates its assets in a mix of underlying exchange-traded funds (ETFs) and an affiliated fixed income mutual fund, with a target allocation of approximately 75% of assets in underlying ETFs that seek to track the AlphaSectorSM Rotation Index (“ASRX” or “Index”), a public index published by NASDAQ, and approximately 25% of assets in the Virtus Bond Fund.

ASRX is an active Index that may invest in the nine Select Sector SPDR® ETFs, representing the primary sectors of the S&P 500® Index, plus an ETF representing short-term U.S. Treasuries. Compilation of the Index is based on a proprietary quantitative model that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. The model allocates to the nine sectors using a binary model, with sectors either included in the portfolio or entirely excluded. The analytical model does not attempt to determine relative weights versus the S&P 500® Index weights or relative to other sector weights; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included in the Index are equally weighted, with a maximum allocation per sector of 25% at time of rebalancing. When three or fewer sectors are represented, the remainder of the Index is allocated to an ETF that represents short-term U.S. Treasuries, up to 100%.

In times of extreme market weakness, both the Index and the fund have the ability to move partially or fully to short-term U.S. Treasuries.

The subadviser provides the adviser with a model portfolio monthly based on the Index. The adviser is responsible for final portfolio allocation decisions and for placing all transactions. The adviser monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain the target allocations among the ASRX-based ETFs and the Virtus Bond Fund, while taking into account any other factors the adviser may deem relevant, such as cash flow and/or timing considerations.

The subadviser to the Virtus Bond Fund is responsible for deciding which securities to purchase and sell for that fund.

The fund may also invest in stocks and high-quality, short-term securities.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund.

72	Virtus AlphaSector Allocation Fund

Virtus AlphaSectorSM Rotation Fund

Fundamental Investment Objective:

The fund has an investment objective of seeking long-term capital appreciation.

Principal Investment Strategies:

The fund seeks to track the AlphaSector Rotation Index (“ASRX” or “Index”), a public index published by NASDAQ, through investment in exchange traded funds (ETFs). ASRX is an active index that may invest in the nine Select Sector SPDR® ETFs, representing the primary sectors of the S&P 500® Index, plus an ETF representing short-term U.S. Treasuries. Compilation of the Index is based on a proprietary quantitative model that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. The model allocates to the nine sectors using a binary model, with sectors either included in the portfolio or entirely excluded. The analytical model does not attempt to determine relative weights versus the S&P 500® Index weights or relative to other sector weights; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included in the Index are equally weighted, with a maximum allocation per sector of 25% at time of rebalancing. When three or fewer sectors are represented, the remainder of the Index is allocated to an ETF that represents short-term U.S. Treasuries, up to 100%.

In times of extreme market weakness, both the Index and the fund have the ability to move partially or fully to short-term U.S. Treasuries.

The subadviser provides the adviser with a model portfolio monthly based on the Index. The adviser is responsible for final portfolio allocation decisions and for placing all transactions. The adviser monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain the target allocations among the ASRX-based ETFs, while taking into account any other factors the adviser may deem relevant, such as cash flow and/or timing considerations.

The fund may also invest in stocks and high-quality, short-term securities.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund.

Virtus AlphaSector Rotation Fund	73

Virtus Alternatives Diversifier Fund

Non-Fundamental Investment Objective:

The fund is a fund of funds that has an investment objective of long-term capital appreciation.

Principal Investment Strategies:

The fund emphasizes low correlating asset classes in order to help reduce volatility and increase return potential. Applying an innovative, institutional-level approach to investing, the fund invests in a diversified portfolio of alternative asset classes including U.S. real estate, international real estate, global infrastructure, market neutral, natural resources, commodities, currencies and bank loans.

The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated mutual funds and exchange-traded funds (ETFs) (collectively, “underlying funds”) that employ diverse investment styles in alternative investment vehicles such as commodities, REITs, market neutral funds and others. The fund’s emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style. The purpose of the fund is to provide a packaged investment option with an emphasis on investment styles that have less correlation to traditional equity markets.

Under normal conditions, the fund allocates assets among underlying funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers including emerging markets issuers. Although the fund does not concentrate its investments, certain of the underlying funds in which the fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.

The adviser determines the combination of and allocation to the underlying funds based on the adviser’s assessment of the appropriate mix of risk and return characteristics to best meet the fund’s investment objective.

The adviser monitors the fund’s allocations to the underlying funds and may periodically rebalance assets in response to changing market or economic conditions, and investment opportunities.

The subadviser to each underlying fund is responsible for deciding which securities to purchase and sell for its respective underlying fund.

The fund may also invest in high-quality, short-term securities.

Temporary Defensive Strategy: If the adviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

74	Virtus Alternatives Diversifier Fund

Virtus Bond Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of high total return from both current income and capital appreciation.

Principal Investment Strategies:

The fund invests in a diversified portfolio of bonds. Under normal circumstances, the fund invests at least 80% of its assets in bonds, at least 65% of which are rated at the time of investment Baa3 or higher by Moody’s Investors Service or BBB- or higher by Standard & Poor’s Corporation. However, the fund may invest in high yield-high risk fixed income securities (junk bonds). As of December 31, 2009, the average rating of the fund’s portfolio was A1 or A+. “Bonds” are fixed income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. Government securities and other short-term instruments. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.

The subadviser uses a value-driven style that focuses on issue and sector selection, measured interest rate anticipation and trading opportunities.

Securities selected for fund investment may be of any maturity or duration. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of a security’s payment pattern. Normally, the fund’s dollar-weighted average duration will vary between two and eight years. The subadviser may adjust the fund’s dollar-weighted average duration based on changing expectations for the federal funds rate, the shape of the yield curve, swap spreads, mortgage prepayments, credit spreads, and capital market liquidity. For instance, if the federal funds rate is expected to rise, the subadviser may choose to move the fund’s dollar-weighted average duration to the lower end of the band. Within this context, it is expected that the fund’s dollar-weighted average maturity will range between three and fifteen years. On December 31, 2009, the average duration of the fund’s securities was 4.62 years and the average effective maturity was 6.06 years. Typically, for a fund maintaining an average duration of 4.62 years, a one percent increase in interest rates would cause a 4.62% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.62%.

Securities may be reviewed for sale due to anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments.

The subadviser’s investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. In such instances, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Bond Fund	75

Virtus CA Tax-Exempt Bond Fund

Non-Fundamental Investment Objective:

The fund has an investment objective to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.

Principal Investment Strategies:

The fund invests in municipal securities that are tax exempt in California. California law requires that at least 50% of the fund’s assets be invested in California tax-exempt state and local issues or tax-exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents that are exempt from California income taxes. Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in bonds, the income from which is exempt from California state income tax and federal income tax, and may invest 100% of its assets in such securities. The term “bonds” includes municipal bonds, notes and lease obligations and tax-exempt commercial paper. Issuers include states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, including Puerto Rico, Guam and the U.S. Virgin Islands.

Debt obligations may be of any maturity and will be rated within the four highest rating categories by the nationally recognized statistical rating organizations at the time of investment, or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality.

Securities are selected using an analytical approach that focuses on the relative value of the security considering its credit rating, and the security’s coupon rate, call features, maturity and average life.

Issuers are selected based on sector (utility, healthcare, transportation, etc.), and the geographic opportunity presented by areas and regions that are experiencing economic growth.

The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these investments may be subject to federal, state and local taxes.

Temporary Defensive Strategy: When, in the adviser’s opinion, abnormal market or economic conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding taxable securities, retaining cash or investing part or all of its assets in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund.

76	Virtus CA Tax-Exempt Bond Fund

Virtus Foreign Opportunities Fund

Non-Fundamental Investment Objective:

The fund seeks long-term capital appreciation.

Principal Investment Strategies:

Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities of issuers located outside the United States, including issuers in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. At December 31, 2009, the fund was invested in issuers representing approximately 25 different countries. The fund’s policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.

The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts (“ADRs”). The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify attractively valued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy generally favorable long-term economic prospects.

A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.

Most of the fund’s assets are invested in equity securities of issuers in countries that are generally considered to have developed securities markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.

The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed not only to achieve a satisfactory return over the risk-free rate over a full market cycle, but at the same time to seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.

In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.

Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Foreign Opportunities Fund	77

Virtus Global Infrastructure Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of seeking both capital appreciation and current income.

Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its assets in the equity securities of infrastructure companies that are located in three or more countries, one of which will be the United States. Infrastructure companies are issuers involved to a significant extent in providing energy, utility, transportation, communication, and other essential services to society and may include issuers that are structured as master limited partnerships (MLPs). Under normal market conditions, the fund will invest at least 25% of its assets in securities of U.S. issuers. The fund may invest in issuers of any capitalization.

Infrastructure companies provide essential services to society including (i) the generation, transmission, distribution or storage of electricity, oil, gas or water, (ii) the provision of telecommunications services, including telephone, cable television, satellite, and other communications activities; and (iii) the construction, operation, or ownership of airports, toll roads, railroads, ports, pipelines, or educational and healthcare facilities. A company will be deemed an infrastructure company if at least 50% of its assets, gross income or profits are committed to, or derived from, one or more of the activities in the areas described above. At December 31, 2009, the market capitalization of the issuers in which the fund was invested ranged from $1.2 billion to $165.4 billion. The fund’s policy of investing at least 80% of its assets in infrastructure companies may be changed only upon 60 days’ written notice to shareholders.

The fund may invest up to 20% of its assets in securities of issuers that are not infrastructure companies, including stocks, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments. When investing in debt obligations, the fund will invest primarily in investment grade debt obligations, although the fund may invest in high yield-high risk fixed income securities.

Temporary Defensive Strategy: If the subadviser believes that market conditions are not favorable to the fund’s principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

78	Virtus Global Infrastructure Fund

Virtus Global Opportunities Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the fund invests in equity securities of issuers located throughout the world, including issuers in emerging markets countries and issuers in the United States. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. At December 31, 2009, the fund was invested in issuers representing approximately 25 different countries.

The fund will primarily hold securities of companies listed on established securities exchanges or quoted on an established over-the-counter market. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar investment criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify attractively valued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy generally favorable long-term economic prospects.

A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.

Most of the fund’s assets are invested in equity securities of issuers in countries that are generally considered to have developed securities markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.

The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed not only to achieve a satisfactory return over the risk-free rate over a full market cycle, but at the same time to seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.

In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.

Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Global Opportunities Fund	79

Virtus Global Real Estate Securities Fund

Non-Fundamental Investment Objective:

The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by U.S. and non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as real estate investment trusts (REITs) and similar REIT-like entities. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. Similar to a domestic REIT, a non-U.S. real estate company generally is not subject to corporate income tax in its home country if the REIT equivalent status is available, elected, and followed, which could include distributing a significant percentage of its net income each year to stockholders, and the company meets certain other regulatory requirements. The fund is not limited to investing only in REITs or REIT-like entities; however, it invests a significant portion of its assets in these types of issuers. The fund does not make direct investments in real estate. At December 31, 2009, the market capitalization range of the issuers in which the fund was invested was $500 million to $28 billion. The fund’s policy of investing 80% of its assets in real estate-related securities may be changed only upon 60 days’ written notice to shareholders.

Under normal market conditions, the fund expects to invest in a number of different countries and regions. The fund intends to diversify its investments among countries and regions and to normally have represented in the portfolio business activities of approximately 10 to 20 different countries. The fund may, at times, invest up to 80% of its assets in either U.S. REIT securities or non-U.S REIT-like companies. Additionally, the fund normally invests in real estate related securities of issuers in developed countries, however it may invest up to 20% of its assets in issuers incorporated in emerging market countries.

The fund concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

In managing the fund’s portfolio, the subadviser utilizes an investment process that is primarily bottom-up in its approach, with an emphasis on superior stock selection over country and property sector allocation. The subadviser seeks to identify superior real estate companies by performing an in-depth fundamental business analysis on securities within the targeted investment universe, which includes a qualitative and quantitative assessment of management and operations, portfolio strategy and financial strength. Using proprietary valuation models, the subadviser seeks to identify undervalued companies or those companies that are selling for a price that is below the subadviser’s estimate of their intrinsic value. The portfolio construction process is guided by the outcomes of the company and valuation analytical work within the confines of a risk management overlay as it pertains to diversification, liquidity and other risk factors.

Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if their financial performance is expected to decline or if the subadviser believes the issuer fails to adjust its strategy to the real estate market cycle.

Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate-related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies. When this allocation happens, the fund may not achieve its investment objectives.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

80	Virtus Global Real Estate Securities Fund

Virtus Greater Asia ex Japan Opportunities Fund

Non-Fundamental Investment Objective:

The fund seeks long-term capital appreciation.

Principal Investment Strategies:

Under normal circumstances, at least 80% of the fund’s assets are invested in equity or equity-linked securities of issuers located in Asia (excluding Japan), including issuers in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. At December 31, 2009, the fund was invested in issuers representing approximately 15 different countries. The fund’s policy of investing 80% of its assets in Greater Asia equity securities may be changed only upon 60 days’ written notice to shareholders.

The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts (“ADRs”). The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.

A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.

Most of the fund’s assets are invested in equity securities of issuers in countries that are generally considered to have developed markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.

The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed not only to achieve a satisfactory return over the risk-free rate, but at the same time to seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.

In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.

Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for more information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Greater Asia ex Japan Opportunities Fund	81

Virtus Greater European Opportunities Fund

Non-Fundamental Investment Objective:

The fund seeks long-term capital appreciation.

Principal Investment Strategies:

Under normal circumstances, at least 80% of the fund’s assets are invested in equity or equity-linked securities of issuers located in Europe, including issuers in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. At December 31, 2009, the fund was invested in issuers representing approximately 18 different countries. The fund’s policy of investing 80% of its assets in European equity securities may be changed only upon 60 days’ written notice to shareholders.

The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts (“ADRs”). The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.

A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.

Most of the fund’s assets are invested in equity securities of issuers in countries that are generally considered to have developed markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.

The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate, but at the same time seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.

In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.

Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

82	Virtus Greater European Opportunities Fund

Virtus High Yield Fund

Non-Fundamental Investment Objective:

The fund has a primary investment objective to seek high current income and a secondary objective of capital growth.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield fixed income securities. The fund’s policy of investing 80% of its assets in high yield fixed income securities may be changed only upon 60 days’ written notice to shareholders.

The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading.

•

The subadviser evaluates market conditions in the context of broad macroeconomic trends. The subadviser generally overweights those sector/industries where well-valued companies can be identified and whose business profiles (and credit measures) are viewed to be improving.

•

The subadviser considers credit research an integral component of its higher quality high yield investment process. The manager invests across the credit rating spectrum with an emphasis on securities that are moving up the credit rating scale of a nationally recognized statistical rating organization and generally those rated Ba/BB and B/B by Moody’s Investors Service, Standard & Poor’s Corporation or Fitch, at the time of investment. If after the time of investment a security’s rating declines, the fund is not obligated to sell the security.

•	Principally, securities are selected from a broad universe of domestic high yield corporate bonds, although it may invest in other types of high yield securities.

The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. On December 31, 2009, the modified adjusted duration of the Barclays Capital High Yield 2% Issuer Cap Index was 4.30 years; the modified adjusted duration of the fund was 3.86 years. Typically, for a fund maintaining a modified adjusted duration of 3.86 years, a one percent increase in interest rates would cause a 3.86% decrease in the value of the fund’s assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s assets to increase by 3.86%.

The subadviser’s investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund’s principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objectives.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus High Yield Fund	83

Virtus International Real Estate Securities Fund

Non-Fundamental Investment Objective:

The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as real estate investment trusts (REITs) and similar REIT-like entities. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. Similar to a domestic REIT, a non-U.S. real estate company generally is not subject to corporate income tax in its home country, if the REIT equivalent status is available, elected, and followed, which could include distributing a significant percentage of its net income each year to stockholders, and the company meets certain other regulatory requirements. The fund is not limited to investing only in REITs or REIT-like entities; however, it invests a significant portion of its assets in these types of issuers. The fund does not make direct investments in real estate. At December 31, 2009, the market capitalization range of the issuers in which the fund was invested was $500 million to $26 billion. The fund’s policy of investing 80% of its assets in real estate-related securities may be changed only upon 60 days’ written notice to shareholders.

Under normal market conditions, the fund expects to invest in a number of different countries and regions. The fund intends to diversify its investments among countries and regions and normally to have represented in the portfolio business activities of approximately 10 to 20 different countries. The fund may, at times, invest up to 20% of its assets in U.S. REIT securities. Additionally, the fund normally invests in real estate related securities of issuers in developed countries, however it may invest up to 20% of its assets in issuers incorporated in emerging market countries.

The fund concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

In managing the fund’s portfolio, the subadviser utilizes an investment process that is primarily bottom-up in its approach, with an emphasis on superior stock selection over country and property sector allocation. The subadviser seeks to identify superior real estate companies by performing an in-depth fundamental business analysis on securities within the targeted investment universe, which includes a qualitative and quantitative assessment of management and operations, portfolio strategy and financial strength. Using proprietary valuation models, the subadviser seeks to identify undervalued companies or those companies that are selling for a price that is below the subadviser’s estimate of their intrinsic value. The portfolio construction process is guided by the outcomes of the company and valuation analytical work within the confines of a risk management overlay as it pertains to diversification, liquidity and other risk factors.

Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if their financial performance is expected to decline or if the subadviser believes the issuer fails to adjust its strategy to the real estate market cycle.

Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate-related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies. When this allocation happens, the fund may not achieve its investment objectives.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

84	Virtus International Real Estate Securities Fund

Virtus Market Neutral Fund

Non-Fundamental Investment Objective:

The fund has an investment objective to seek long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk.

Principal Investment Strategies:

The goal of market neutral investing is to generate returns that are independent of the direction of the stock market. The fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks. The fund has a long position when it owns the security and has “sold short” a position when it sells a security it does not own. When the fund has “sold short,” it must borrow the security in order to settle the sale and buy the security at a later date to pay back the lender. The fund must maintain collateral at least equal to the current market value of the security sold short. The fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the fund’s net assets giving effect to such sale.

The fund strives to have long positions in stocks that the subadviser believes will outperform the market and short positions in stocks that the subadviser believes will underperform the market. Under normal circumstances, the fund seeks to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline.

The fund utilizes proprietary stock selection models that are designed to predict relative attractiveness of stocks. The models collect fundamental data such as earnings, dividends, cash flow, revenues and book value. The fundamental data is then used to analyze characteristics such as growth prospects, valuation and momentum. Each stock is then given a score. The fund strives to profit by purchasing stocks that have relatively high scores and selling short stocks that have relatively low scores. The investment team exploits the benefits of quantitative analysis, but also employs a fundamental approach in their stock selection process.

In selecting stocks of any capitalization for investment, the fund uses a blended strategy, investing in both growth and value stocks of U.S. and foreign issuers of any capitalization, including those in emerging markets countries. At December 31, 2009, the market capitalization range of the issuers in which the fund held long positions was $233.8 million to $177.2 billion and the market capitalization range of the issuers in which the fund held short positions was $331.1 million to $322.7 billion.

In addition to purchasing or selling short individual securities, the fund may purchase or sell short any type of future or option related to such securities.

The fund may also invest in exchange-traded funds (ETFs).

The fund seeks a total return greater than the return on three-month U.S. Treasury Bills.

The fund’s turnover rate is expected to be higher than 100%. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Market Neutral Fund	85

Virtus Multi-Sector Fixed Income Fund

Non-Fundamental Investment Objective:

The fund has an investment objective to maximize current income while preserving capital.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in the following sectors of fixed income securities:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries;

•

Investment grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality, including short-term securities; and

•	High yield-high risk fixed income securities of U.S. issuers (so-called “junk bonds”).

The fund may invest in all or some of these sectors. If after the time of investment the rating declines, the fund is not obligated to sell the security. The fund’s policy of investing 80% of its assets in fixed income securities may be changed only upon 60 days’ written notice to shareholders.

Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration is maintained at a level similar to that of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. On December 31, 2009, the modified adjusted duration of the Barclay’s Capital U.S. Aggregate Bond Index was 4.57 years; the modified adjusted duration of the fund was 3.64 years. Typically, for a fund maintaining a modified adjusted duration of 3.64 years, a one percent increase in interest rates would cause a 3.64% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 3.64%.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

86	Virtus Multi-Sector Fixed Income Fund

Virtus Multi-Sector Short Term Bond Fund

Fundamental Investment Objective:

The fund has an investment objective to provide high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in bonds. “Bonds” are fixed income debt obligations of various types of issuers. Principally, the fund invests in investment-grade securities which are rated at the time of investment BBB or above by Standard & Poor’s Corporation or Duff & Phelps Credit Rating Company or Baa or above by Moody’s Investors Service or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality. The fund may continue to hold securities whose credit quality falls below investment grade.

The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

•	Investment-grade securities; and

•	High yield-high risk fixed income securities (so-called “junk bonds”).

The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.

Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally the longer the maturity, the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration will range from one to three years. As of December 31, 2009, the modified adjusted duration of the fund’s benchmark, the BofA Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index was 1.77 years.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Multi-Sector Short Term Bond Fund	87

Virtus Real Estate Securities Fund

Fundamental Investment Objective:

The fund has an investment objective of capital appreciation and income with approximately equal emphasis.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. The fund, however, does not make direct investments in real estate. The fund’s policy of investing 80% of its assets in real estate-related securities may be changed only upon 60 days’ written notice to shareholders.

The fund concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

The fund invests principally in equity REITs. Generally, REITs are publicly-traded companies that manage portfolios of real estate in an effort to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. The fund may invest in issuers of any capitalization. At December 31, 2009, the market capitalization range of the issuers in which the fund was invested was $98.1 million to $22.6 billion.

The subadviser uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the subadviser screens the universe of eligible securities for those that it believes offer the potential for reasonably-priced initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer’s strength of management and property, financial and performance reviews.

Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if its financial performance is expected to decline or if the subadviser believes the security’s issuer fails to adjust its strategy to the real estate market cycle.

Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate-related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

88	Virtus Real Estate Securities Fund

Virtus Senior Floating Rate Fund

Non-Fundamental Investment Objective:

The fund has an investment objective of high total return from both current income and capital appreciation.

Principal Investment Strategies:

The fund will pursue its investment objectives primarily through investment in a portfolio of senior floating rate loans (“Senior Loans”) made to U.S. and foreign borrowers that are corporations, partnerships and other business entities (“Borrower”). Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of Senior Loans. Such loans may be structured to include both term loans, which are generally fully funded at the time of the fund’s investment, and revolving credit facilities or delayed draw term loans, which would require the fund to make additional investments in the loans as required under the terms of the credit facility. The fund’s policy of investing 80% of its assets in a portfolio of Senior Loans may be changed only upon 60 days’ written notice to shareholders.

Senior Loans generally hold the most senior position in the capitalization structure of the Borrower. Interest rates on Senior Loans generally float daily or adjust periodically at a margin above a generally recognized base rate, such as the London Inter-Bank Offered Rate (LIBOR), the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate. The fund will purchase Senior Loans primarily through assignments, but may also purchase participation interests in Senior Loans. An assignment represents a portion of a Senior Loan attributable to a lender. With an assignment, the fund becomes a lender for purposes of the underlying loan documentation with the Borrower. Participation interests are issued by a lender or other financial institution and represent a fractional interest in a Senior Loan. With participation interests, the fund does not become a lender under the original loan documentation.

The Fund may invest without limitation and generally intends to invest a substantial portion of its assets in Senior Loans rated below investment grade by established rating agencies (e.g., Standard & Poor’s Corporation and Moody’s Investors Service) (also known as junk bonds) or that are unrated but considered by the subadviser to be of comparable quality. The subadviser relies, to a significant degree, on its own credit analysis and analysis performed by third parties, rather than rating agency determinations.

The fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit linked notes, and swaps.

The fund may invest in subordinated Senior Loans, unsecured Senior Loans, adjustable rate loans, structured notes, fixed-rate obligations and other debt securities.

The fund may invest up to 15% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign Senior Loans, including yankee bonds.

The fund may borrow an amount up to 33 1/3% of it total assets (including the amount borrowed). The fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent the fund borrows more money than its cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The subadviser’s investment process is fundamentally driven and employs a value approach. The subadviser seeks to identify attractive industries, themes, and risk levels. The subadviser performs extensive credit and company analysis, i.e. management, loan structure, and financials, in its security selection process, which focuses on higher quality companies within each rating tier. The portfolio construction process utilizes both macro economic and fundamental analysis, and emphasizes portfolio diversification.

Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. In such instances, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Senior Floating Rate Fund	89

More Information About Risks Related to Principal Investment Strategies

Each of the funds may not achieve its objectives, and each is not intended to be a complete investment program.

Generally, the value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in the funds are identified in the below table and described in detail following the table.

Risks	Virtus Alpha- SectorSM Alloca- tion Fund	Virtus Alpha- SectorSM Rotation Fund	Virtus Alter- natives Diversifier Fund	Virtus Bond Fund	Virtus CA Tax- Exempt Bond Fund	Virtus Foreign Oppor- tunities Fund	Virtus Global Infra- structure Fund	Virtus Global Oppor- tunities Fund	Virtus Global Real Estate Securities	Virtus Greater Asia ex Japan Oppor- tunities Fund	Virtus Greater European Oppor- tunities Fund	Virtus High Yield Fund	Virtus Inter- national Real Estate Securities Fund	Virtus Market Neutral Fund	Virtus Multi- Sector Fixed Income Fund	Virtus Multi- Sector Short Term Bond Fund	Virtus Real Estate Securities Fund	Virtus Senior Floating Rate Fund
Affiliated Fund			X
Allocation			X
Borrowing			X															X
Commodity			X
Debt Securities	X		X	X	X		X					X			X	X		X
Credit	X		X	X	X		X					X			X	X		X
Interest Rate	X		X	X	X		X					X			X	X		X
Liquidity			X															X
Long-Term Maturities/Durations				X	X							X			X
Unrated Fixed Income Securities			X		X													X
Derivatives			X				X											X
Equity REIT Securities			X						X				X				X
Equity Securities	X	X	X			X	X	X	X	X	X		X	X			X
Growth Stocks								X
Large Market Capitalization Companies	X	X	X			X	X	X	X	X	X		X	X			X
Small and Medium Market Capitalization Companies	X	X	X			X	X	X	X	X	X		X	X			X
Exchange-Traded Funds (“ETFs”)	X	X	X											X
Foreign Investing			X			X	X	X	X	X	X		X	X	X	X		X
Currency Rate			X			X	X	X	X	X	X		X	X	X	X		X
Emerging Market Investing			X			X		X	X	X	X		X	X	X	X
Foreign Currency Transactions									X				X	X
Fund of Funds			X
Futures and Options														X
Geographic Concentration			X		X				X	X	X		X
High Yield-High Risk Securities (Junk Bonds)			X	X								X			X	X		X
Income			X				X
Industry/Sector Concentration	X	X	X				X		X			X	X				X
Infrastructure-Related Investment			X				X
Loan Participations																		X
Market Volatility	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”)			X				X
Mortgage-Backed and Asset-Backed Securities				X								X			X	X
Municipal Bond Market					X

90	Virtus Mutual Funds

Risks	Virtus Alpha- SectorSM Alloca- tion Fund	Virtus Alpha- SectorSM Rotation Fund	Virtus Alter- natives Diversifier Fund	Virtus Bond Fund	Virtus CA Tax- Exempt Bond Fund	Virtus Foreign Oppor- tunities Fund	Virtus Global Infra- structure Fund	Virtus Global Oppor- tunities Fund	Virtus Global Real Estate Securities	Virtus Greater Asia ex Japan Oppor- tunities Fund	Virtus Greater European Oppor- tunities Fund	Virtus High Yield Fund	Virtus Inter- national Real Estate Securities Fund	Virtus Market Neutral Fund	Virtus Multi- Sector Fixed Income Fund	Virtus Multi- Sector Short Term Bond Fund	Virtus Real Estate Securities Fund	Virtus Senior Floating Rate Fund
Mutual Fund Investing	X	X	X
Non-Diversification			X						X				X				X
Preferred Stock			X				X
Short Sales			X											X
Short-Term Investments	X	X
Tax-Exempt Securities					X
Tax Liability					X
U.S. Government Securities	X	X		X								X			X	X

In order to determine which risks are principal risks for a fund, please refer to the table above.

Affiliated Fund Risk

The fund’s adviser has the authority to select and substitute affiliated and/or unaffiliated mutual funds to serve as underlying funds, which may create a conflict of interest because the adviser receives fees from affiliated funds, some of which pay the adviser more than others. However, as a fiduciary to the fund the adviser is obligated to act in the fund’s best interest when selecting underlying funds.

Allocation Risk

A fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by its adviser. If the fund’s exposure to equities and fixed income securities, or to different asset classes, deviates from the adviser’s intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

Borrowing Risk

When a fund borrows money, it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the fund may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the fund’s net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The fund also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income from investments made with such leverage.

Commodity Risk

Investments by the fund in commodities or commodity-linked instruments may subject the fund’s portfolio to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by overall market movements, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Individual commodity prices can fluctuate widely over short time periods. Commodity investments typically do not have dividends or income and are dependent on price movements to generate returns. Commodity price movements can deviate from equity and fixed income price movements. The means by which the fund seeks exposure to commodities, both directly and indirectly through derivatives, may be limited by the fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Virtus Mutual Funds	91

Debt Securities Risk

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

•

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk. Senior Floating Rate Fund: Generally, Senior Loans are less susceptible to this risk than certain other types of fixed income securities, because the payment of principal and interest on Senior Loans will take precedence over other payment obligations of the borrower.

•

Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

•	Limited Voting Rights. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

•	Liquidity. Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.

•

Long-Term Maturities/Durations Risk. The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

•

Redemption Risk. Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, a fund may not be able to reinvest the proceeds at comparable rates of return.

Derivatives Risk

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

92	Virtus Mutual Funds

Equity REIT Securities Risk

The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in equity Real Estate Investment Trusts (REITs) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT- like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

•

Growth Stocks. The risk that the fund’s focus on growth investing will cause the fund to underperform when growth investing is out of favor, or that the fund’s investments will not appreciate as anticipated. Growth investing may increase the volatility of the fund’s share price.

•

Large Market Capitalization Companies. The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

•

Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

Exchange-Traded Funds (“ETFs”) Risk

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

Virtus Mutual Funds	93

•

Currency Rate Risk. Because the foreign securities in which the fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

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Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

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Foreign Currency Transactions. The fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. These transactions are designed to hedge the fund’s exposure to foreign currency risks; however, such investments may not prove successful or may have the effect of limiting gains from favorable market movements.

Fund of Funds Risk

Achieving the fund’s objective will depend on the performance of the underlying mutual funds, which depends on the particular securities in which the underlying mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying mutual funds. Since the fund’s performance depends on that of each underlying mutual fund, it may be subject to increased volatility.

Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expensive the fund would have incurred if it invested in the underlying fund’s assets directly. As the underlying funds or the fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the fund may increase or decrease. If the fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

The underlying funds may change their investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.

Each underlying fund may be subject to risks other than those described because the types of investments made by an underlying fund can change over time. For further description of the risks associated with the underlying funds, please consult the underlying funds’ prospectus.

Futures and Options Risk

Futures and options involve market risk in excess of their value. The use of futures or options may result in larger losses or smaller gains than the use of more traditional investments. The prices of futures and options and the price

94	Virtus Mutual Funds

movements of the securities that the future or option is intended to simulate may not correlate well, and the fund’s success in using futures and options will be dependent upon the subadviser’s ability to correctly predict such price movements.

Liquidity of futures and options markets can be adversely affected by market factors, and the prices of such securities may move in unexpected ways. If the fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Generally, there are more speculators in futures and options markets than general securities markets, which can result in price distortions.

Geographic Concentration Risk

The value of the investments of a fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting such location are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Income Risk

The income shareholders receive from the fund is based primarily on the dividends and interest the fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the fund’s preferred stock holdings and any bond holdings could drop as well. The fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.

Industry/Sector Concentration Risk

The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting the industries or market sectors in which the fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

Infrastructure-Related Investment Risk

Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

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Liquidity Risk

Certain securities in which the fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.

Loan Participations

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Market Volatility Risk

The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose a fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.

Master Limited Partnership (“MLP”) Risk

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from the fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to a fund.

Early payoffs in the loans underlying such securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price

96	Virtus Mutual Funds

declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Municipal Bond Market Risk

The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of the fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a fund that does not invest in municipal bonds. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of the fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted. The fund may invest in municipal obligations that do not appear to be related but in fact depend on the financial rating or support of a single government unit, in which case events that affect one of the obligations will also affect the others and will impact the fund’s portfolio to a greater degree than if the fund’s investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Mutual Fund Investing Risk

Through its investments in other mutual funds, the fund is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund. If the fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Non-Diversification Risk

As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the fund takes concentrated positions in a small number of issuers, the fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.

Preferred Stock Risk

Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer that are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking

Virtus Mutual Funds	97

fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

Short Sales Risk

The fund may engage in short sales, which are transactions in which the fund sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.

Short-Term Investments

The fund may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Tax-Exempt Securities Risk

The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities.

Tax Liability Risk

The risk that distributions by the fund become taxable to shareholders as ordinary income due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by applicable tax authorities. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore the value of a fund’s shares, to decline.

Unrated Fixed Income Securities Risk

The fund’s subadviser has the authority to make determinations regarding the quality of such securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

98	Virtus Mutual Funds

Management of the Funds

The Adviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the funds and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. As of September 30, 2009, VIA had approximately $12.5 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the funds’ investment programs and for the general operations of the funds, including oversight of the funds’ subadvisers, and for certain of the funds, recommending their hiring, termination and replacement. VIA is responsible for the day-to-day portfolio management of Virtus Alternatives Diversifier Fund and Virtus CA Tax-Exempt Bond Fund. With respect to Virtus AlphaSector Allocation Fund and Virtus AlphaSector Rotation Fund, VIA is responsible for providing final allocation and trading decisions following receipt of the subadviser’s monthly investment recommendations. With respect to Virtus Multi-Sector Fixed Income Fund and Virtus Multi-Sector Short Term Bond Fund, VIA provides to the subadviser research, advice and trading services for allocations to the municipal securities sector. VIA and the subadvisers manage the funds’ assets to conform with the investment policies as described in this prospectus.

VIA has appointed and oversees the activities of each of the subadvisers for the funds as follows. Each subadviser manages the investments of that fund (except Virtus AlphaSector Allocation Fund and Virtus AlphaSector Rotation Fund, for which the subadviser is a limited services subadviser).

Virtus AlphaSector Allocation Fund	F-Squared Investments, Inc. (“F-Squared”)
Virtus AlphaSector Rotation Fund	F-Squared
Virtus Bond Fund	SCM Advisors, LLC (“SCM Advisors”)
Virtus Foreign Opportunities Fund	Vontobel Asset Management, Inc. (“Vontobel”)
Virtus Global Infrastructure Fund	Duff & Phelps Investment Management Co. (“Duff & Phelps”)
Virtus Global Opportunities Fund	Vontobel
Virtus Global Real Estate Securities Fund	Duff & Phelps
Virtus Greater Asia ex Japan Opportunities Fund	Vontobel
Virtus Greater European Opportunities Fund	Vontobel
Virtus High Yield Fund	SCM Advisors
Virtus International Real Estate Securities Fund	Duff & Phelps
Virtus Market Neutral Fund	The Boston Company Asset Management LLC (“TBCAM”)
Virtus Multi-Sector Fixed Income Fund	Goodwin Capital Advisers, Inc. (“Goodwin”)
Virtus Multi-Sector Short Term Bond Fund	Goodwin
Virtus Real Estate Securities Fund	Duff & Phelps
Virtus Senior Floating Rate Fund	Goodwin

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Management Fees

Each fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

Virtus Alternatives Diversifier Fund(1)	0.10%

	First $1 billion	Over $1 billion
Virtus AlphaSector Allocation Fund(1)	0.45%	0.40%
Virtus AlphaSector Rotation Fund	0.45%	0.40%
Virtus Bond Fund	0.45%	0.40%
Virtus Greater Asia ex Japan Opportunities Fund	1.00%	0.95%
Virtus Greater European Opportunities Fund	0.85%	0.80%
Virtus Market Neutral Fund	1.50%	1.40%

(1) As a fund of funds, each underlying affiliated mutual fund’s adviser or subadviser manages the daily investments of the underlying affiliated mutual fund’s portfolio and receives a management fee for this service.

	First $1 billion	$1+ billion through $2 billion	$2+ billion
Virtus CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
Virtus Global Infrastructure Fund	0.65%	0.60%	0.55%
Virtus Global Opportunities Fund	0.85%	0.80%	0.75%
Virtus Global Real Estate Securities Fund	0.85%	0.80%	0.75%
Virtus High Yield Fund	0.65%	0.60%	0.55%
Virtus International Real Estate Securities Fund	1.00%	0.95%	0.90%
Virtus Multi-Sector Fixed Income Fund	0.55%	0.50%	0.45%
Virtus Multi-Sector Short Term Bond Fund	0.55%	0.50%	0.45%
Virtus Real Estate Securities Fund	0.75%	0.70%	0.65%
Virtus Senior Floating Rate Fund	0.60%	0.55%	0.50%

	First $2 billion	$2+ billion through $4 billion	Over $4 billion
Virtus Foreign Opportunities Fund	0.85%	0.80%	0.75%

In its last fiscal year, those funds that had been in operation for at least one year paid fees to the adviser at the following percentage of average net assets:

Virtus AlphaSector Allocation Fund	0.10%*
Virtus AlphaSector Rotation Fund	0.10%*
Virtus Alternatives Diversifier Fund	0.10%
Virtus Bond Fund	0.48%*
Virtus CA Tax-Exempt Bond Fund	0.45%

* Fees reflect rates paid under previous fee schedules.

100	Virtus Mutual Funds

Virtus Foreign Opportunities Fund	0.85%
Virtus Global Infrastructure Fund	0.65%
Virtus Global Opportunities Fund	0.85%
Virtus High Yield Fund	0.65%
Virtus International Real Estate Securities Fund	1.00%
Virtus Market Neutral Fund	1.35%
Virtus Multi-Sector Fixed Income Fund	0.55%
Virtus Multi-Sector Short Term Bond Fund	0.53%
Virtus Real Estate Securities Fund	0.75%
Virtus Senior Floating Rate Fund	0.60%

The Subadvisers

Duff & Phelps, an affiliate of VIA, is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Duff & Phelps acts as subadviser to mutual funds and as adviser to three closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of September 30, 2009, Duff & Phelps had approximately $6.2 billion in assets under management on a discretionary basis.

F-Squared is located at 16 Laurel Avenue, Wellesley, Massachusetts 02481. F-Squared has been an investment adviser since 2006 and provides investment management and advisory services to institutional and separately managed accounts. As of September 30, 2009, F-Squared had approximately $198 million in assets under management.

Goodwin is located at One American Row, Hartford, CT 06102. Goodwin acts as subadviser for seven mutual funds and manages fixed income assets for individuals and institutions. As of September 30, 2009, Goodwin had approximately $14.8 billion in assets under management.

SCM Advisors, an affiliate of VIA, is located at 909 Montgomery Street, San Francisco, CA 94133. SCM Advisors acts as subadviser to mutual funds and as adviser to institutions and individuals. As of September 30, 2009, SCM Advisors had approximately $3.1 billion in assets under management. SCM Advisors has been an investment adviser since 1989.

TBCAM is located at Mellon Financial Center, One Boston Place, 201 Washington Street, 14th Floor, Boston, MA 02108. TBCAM is a wholly-owned subsidiary of Bank of New York Mellon Corporation, located at the same address as TBCAM. Founded in 1970, TBCAM provides investment management and subadvisory services to public, corporate defined benefit and defined contribution plans, as well as various institutional and subadvised accounts. As of September 30, 2009, TBCAM had approximately $34.1 billion of assets under management in active equity investment strategies.

Vontobel is located at 1540 Broadway, 38th Floor, New York, NY 10036. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as subadviser to six series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of September 30, 2009, Vontobel managed approximately $7.1 billion.

VIA pays each subadviser a subadvisory fee which is calculated on the fund’s average daily net assets at the following annual rates:

	First $1 billion	Over $1 billion
Virtus AlphaSector Allocation Fund	0.20%	0.175%
Virtus AlphaSector Rotation Fund	0.20%	0.175%

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Virtus Bond Fund	50% of net investment management fee
Virtus Foreign Opportunities Fund	50% of net investment management fee
Virtus Global Infrastructure Fund	50% of net investment management fee
Virtus Global Opportunities Fund	50% of net investment management fee
Virtus Global Real Estate Securities Fund	50% of net investment management fee
Virtus Greater Asia ex Japan Opportunities Fund	50% of net investment management fee
Virtus Greater European Opportunities Fund	50% of net investment management fee
Virtus High Yield Fund	50% of net investment management fee
Virtus International Real Estate Securities Fund	50% of net investment management fee
Virtus Market Neutral Fund	50% of net investment management fee
Virtus Multi-Sector Fixed Income Fund	48.25% of net investment management fee
Virtus Multi-Sector Short Term Bond Fund	48.25% of net investment management fee
Virtus Real Estate Securities Fund	50% of net investment management fee
Virtus Senior Floating Rate Fund	50% of net investment management fee

With respect to each fund except Virtus AlphaSector Allocation Fund and Virtus AlphaSector Rotation Fund, a discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the funds’ 2009 semiannual report, covering the period October 1, 2008 (or a fund’s inception, as applicable) through March 31, 2009. With respect to each of Virtus AlphaSector Allocation Fund and Virtus AlphaSector Rotation Fund, the basis of the Board of Trustees approving the advisory and subadvisory agreements is available in the funds’ annual report covering the period October 1, 2008 through September 30, 2009.

VIA and the funds, except Virtus AlphaSector Rotation Fund , Virtus International Real Estate Securities Fund, Virtus Market Neutral Fund, Virtus Multi-Sector Short Term Bond Fund and Virtus Real Estate Securities Fund, have received an exemptive order from the Securities and Exchange Commission that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action.

Portfolio Management

The following individuals are responsible for the day-to-day management of the funds’ portfolios.

Duff & Phelps

Virtus Global Infrastructure Fund	Connie M. Luecke, CFA Randle L. Smith, CFA (both since the fund’s inception in 2004)
Virtus Global Real Estate Securities Fund	Geoffrey P. Dybas, CFA Frank J. Haggerty, Jr., CFA (both since the fund’s inception)
Virtus International Real Estate Securities Fund	Frank J. Haggerty, Jr., CFA Geoffrey P. Dybas, CFA (both since the fund’s inception)
Virtus Real Estate Securities Fund	Geoffrey P. Dybas, CFA (since 1998) Frank J. Haggerty, Jr., CFA (since 2007)

102	Virtus Mutual Funds

Geoffrey P. Dybas, CFA. Mr. Dybas joined Duff & Phelps in 1995 and serves as Senior Vice President, Global REIT team head and Senior Portfolio Manager (since 2007); previously he was Senior Vice President and Portfolio Manager (1995-2007). He is Senior Portfolio Manager and co-founder for all dedicated REIT portfolios managed by Duff & Phelps, inclusive of the real estate strategies in the Virtus Opportunities Trust. In addition, Mr. Dybas manages the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; an unaffiliated mutual fund series offered under certain universal life insurance and annuity products; and separate institutional accounts.

Frank J. Haggerty Jr., CFA. Mr. Haggerty is Senior Vice President (since 2007; previously Vice President (2005-2007)) and Portfolio Manager (since 2005) for Duff & Phelps and has served as a senior REIT analyst since joining the firm in 2005, providing support for the dedicated REIT products managed by Duff & Phelps, inclusive of the real estate strategies in the Virtus Opportunities Trust. Mr. Haggerty is also a Portfolio Manager for the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; an unaffiliated mutual fund series offered under certain universal life insurance and annuity products; and separate institutional accounts. Prior to joining Duff & Phelps, Mr. Haggerty was a senior analyst and portfolio manager at ABN AMRO Asset Management for seven years.

Connie M. Luecke, CFA. Ms. Luecke joined Duff & Phelps in 1992 and has been a Senior Vice President since 1998. She has served as the co-portfolio manager of the Global Infrastructure Fund since its inception in 2004. Ms. Luecke has been the senior telecommunications analyst for the DNP Select Income Fund Inc. since 1996. Ms. Luecke concentrates her research on the global communications and transportation infrastructure industries. Prior to joining Duff & Phelps, Connie was a financial valuation consultant with Coopers & Lybrand for two years and research assistant with Harris Associates L.P. for six years.

Randle L. Smith, CFA. Mr. Smith joined Duff & Phelps in 1990 and has been a Senior Vice President since 1998. He has served as the co-portfolio manager of the Global Infrastructure Fund since its inception in 2004. Mr. Smith has been a senior utilities analyst for the DNP Select Income Fund Inc. since 1996. Mr. Smith concentrates his research on the global utilities, transportation and energy infrastructure industries. Prior to joining Duff & Phelps, Mr. Smith worked for eight years at NiSource, an Indiana-based electric and gas utility company.

F-Squared

Virtus AlphaSector Allocation Fund	Howard Present (since September 2009)
Virtus AlphaSector Rotation Fund	Howard Present (since September 2009)

Howard Present. Mr. Present is co-founder, President and CEO of F-Squared. Prior to F-Squared, he was founder and President of Helicon Partners LLC (2004-2006), a boutique management firm specializing in new business development within the financial services industry. Mr. Present has over 20 years of investment management industry experience.

Goodwin

Virtus Multi-Sector Fixed Income Fund	David L. Albrycht, CFA (since 1994)
Virtus Multi-Sector Short Term Bond Fund	David L. Albrycht, CFA (since 1993)
Virtus Senior Floating Rate Fund	David L. Albrycht, CFA (primarily responsible for day-to-day management) Kyle A. Jennings, CFA (both since the fund’s inception)

David L. Albrycht, CFA. Mr. Albrycht is a Senior Managing Director (since 2008; previously Vice President (2005 to 2008)), Fixed Income, of Goodwin. Previously, he was associated with VIA, formerly an affiliate of Goodwin, and has managed fixed income portfolios since 1992.

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Kyle A. Jennings, CFA. Mr. Jennings is Managing Director (since 2008; previously 2nd Vice President (2005 to 2008)) of Goodwin. Previously, he was associated with VIA, formerly an affiliate of Goodwin, and has been a member of the corporate credit research team since 1998. He is the sector manager for the leveraged loan sector and assists in the formulation of the leveraged finance strategy for the retail and institutional multi-sector funds. He has 17 years of investment experience.

SCM Advisors

Virtus Bond Fund	Robert L. Bishop, CFA (since 2004) Maxwell E. Bublitz, CFA (since 2008) Kaushik Saha (since 2008)
Virtus High Yield Fund	Robert L. Bishop, CFA (since 2008) Maxwell E. Bublitz, CFA (since 2008) Bradley Kane (since April 2009)

Robert L. Bishop, CFA. Mr. Bishop is Chief Investment Officer for Fixed Income (since 2008; previously Portfolio Manager (2005-2008)) at SCM Advisors and also has portfolio management responsibility for investment grade corporate bonds and credit derivatives. Mr. Bishop also serves on the portfolio management teams for the Virtus High Yield Income Fund. Prior to joining SCM Advisors in 2002, he was responsible for restructuring corporate pension funds at Salomon Brothers; quantitative portfolio design at Goldman Sachs; and was a director in the credit sales area of Merrill Lynch. He has 30 years of investment experience.

Maxwell E. Bublitz, CFA. Mr. Bublitz also serves on the portfolio management team for the Virtus High Yield Income Fund. Mr. Bublitz is Chief Strategist (since 2005) at SCM Advisors. Prior to joining SCM Advisors in 2005, he was President and Chief Executive Officer of Conseco Capital Management (1987-2005). Mr. Bublitz has 25 years of investment experience.

Bradley Kane. Mr. Kane also serves on the portfolio management team for the Virtus High Yield Income Fund. Mr. Kane is a fixed income portfolio manager at SCM Advisors, with a primary focus on the high yield market, and is responsible for the design and management of SCM Advisor’s high yield and leveraged loan strategies. He joined SCM Advisors in 2002 as a high yield analyst and has been portfolio manager of SCM Advisor’s leveraged loan portfolios since 2005. Prior to joining SCM Advisors, he was Vice President at GSC Partners (formerly Greenwich Street Capital Partners) and Vice President at Mitchell Hutchins Asset Management, a division of Paine Webber. Mr. Kane has 16 years of investment experience.

Kaushik Saha. Mr. Saha is Fixed Income Portfolio Manager (since 2008) at SCM Advisors focused primarily on mortgage and asset-backed securities. Prior to joining SCM Advisors in 2008, Mr. Saha was Portfolio Manager and Senior ABS Analyst for Barclays Global Investors (2004-2008). He has 17 years of investment experience.

TBCAM

Virtus Market Neutral Fund	Sean P. Fitzgibbon, CFA Jeffrey D. McGrew, CFA Robert J. Eastman, CFA (all since 2008)

Robert J. Eastman, CFA. Mr. Eastman is a Director (since 2009; previously Senior Vice President (2005-2009)) of TBCAM and is a Portfolio Manager on the firm’s U.S. Large Capitalization Core Equity and Market Neutral investment teams. He is responsible for research on the energy, industrials and materials sectors. Mr. Eastman joined TBCAM in 1991 and has over 21 years of experience in the industry.

Sean P. Fitzgibbon, CFA. Mr. Fitzgibbon is Senior Managing Director (since 2009; previously Senior Vice President (2005-2009)) of TBCAM and is the Lead Portfolio Manager on the firm’s U.S. Large Cap Core Equity, U.S. Large Cap 130/30 Core Equity and Market Neutral investment teams. He is responsible for research on the health care and consumer sectors for both the U.S. Core and Global Core portfolios. Mr. Fitzgibbon joined TBCAM in 1991 and has over 18 years of experience in the industry.

Jeffrey D. McGrew, CFA. Mr. McGrew is Managing Director (since 2009; previously Vice President (2005-2009)) of TBCAM and is a Portfolio Manager for the firm’s U.S. Large Cap Core Equity, U.S. Large Cap 130/30 Core Equity and

104	Virtus Mutual Funds

Market Neutral investment strategies. He is responsible for research on the information technology, financial and telecommunications services sectors. Mr. McGrew joined TBCAM in 2002 and has over 18 years of experience in the industry.

VIA

Virtus AlphaSector Allocation Fund	Amy Robinson (since September 2009)
Virtus AlphaSector Rotation Fund	Amy Robinson (since September 2009)
Virtus Alternatives Diversifier Fund	Carlton Neel, David Dickerson (both since 2008)
Virtus CA Tax-Exempt Bond Fund	Timothy M. Heaney, CFA (since 1996)

David Dickerson. Mr. Dickerson is a Senior Vice President of VIA and Zweig Advisers, LLC (“Zweig”). He also serves as portfolio manager of the Virtus Balanced Fund (equity portion), Virtus Growth & Income Fund and Virtus Tactical Allocation Fund (equity portion), as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Dickerson was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1993 until July 2002, Mr. Dickerson served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.

Timothy M. Heaney, CFA. Mr. Heaney is Senior Managing Director, Fixed Income (since 2008) of VIA. Previously, he was associated with Goodwin (2007 to 2008), formerly an affiliate of VIA, and was also Managing Director, Fixed Income (1997-2007), Director, Fixed Income Research (1996 to 1997) and Investment Analyst (1995 to 1996) of VIA. He served as Investment Analyst of Phoenix Life Insurance Company from 1992 until 1994. Mr. Heaney also manages DTF Tax-Free Income Inc., a closed-end fund.

Carlton Neel. Mr. Neel is a Senior Vice President of VIA and Zweig. He also serves as portfolio manager of the Virtus Balanced Fund (equity portion), Virtus Growth & Income Fund and Virtus Tactical Allocation Fund (equity portion), as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Neel was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1995 until July 2002, Mr. Neel served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.

Amy Robinson. Ms. Robinson is Managing Director of VIA (since 1992) and leads VIA’s equity trading function. In this role, Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. Ms. Robinson has 29 years of investment experience and is former president of the Security Traders Association of Connecticut.

Vontobel

Virtus Foreign Opportunities Fund	Rajiv Jain (since 2002)
Virtus Global Opportunities Fund	Matthew Benkendorf, Rajiv Jain (both since January 2009)
Virtus Greater Asia ex Japan Opportunities Fund	Rajiv Jain (since the fund’s inception)
Virtus Greater European Opportunities Fund	Matthew Benkendorf (since the fund’s inception)

Matthew Benkendorf. Mr. Benkendorf is a Director (since July 2009; previously Vice President from 2007 to 2009 and Assistant Vice President from 2005 to 2007) and a Senior Research Analyst of Vontobel. Mr. Benkendorf joined Vontobel in 1999 as a Portfolio Administrator. He has been working on the European equity strategy team since 2001.

Rajiv Jain. Mr. Jain is a Senior Vice President and Managing Director (since 2002) of Vontobel. He joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios. He has been a portfolio manager of Vontobel’s global equity products since 2002.

Please refer to the Statement of Additional Information for additional information about the funds’ portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.

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Additional Investment Techniques

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, each of the funds may engage in additional investment techniques that present additional risks to a fund as indicated in the chart below. Those additional investment techniques in which a fund is expected to engage as of the date of this prospectus are indicated in the chart below, although other techniques may be utilized from time to time. Each risk is described after the chart. Many of the additional investment techniques that a fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the Statement of Additional Information.

Risks	Virtus Alternatives Diversifier Fund	Virtus Bond Fund	Virtus Foreign Opportunities Fund	Virtus Global Infrastructure Fund	Virtus Global Opportunities Fund	Virtus Global Real Estate Securities	Virtus Greater Asia ex Japan Opportunities Fund	Virtus Greater European Opportunities Fund	Virtus High Yield Fund	Virtus International Real Estate Securities Fund	Virtus Market Neutral Fund	Virtus Multi- Sector Fixed Income Fund	Virtus Multi- Sector Short Term Bond Fund	Virtus Real Estate Securities Fund	Virtus Senior Floating Rate Fund
Borrowing		X	X		X		X	X	X		X	X	X
Brady Bonds			X		X		X	X
Convertible Securities			X		X	X	X	X	X	X		X	X	X	X
Debt Securities			X		X		X	X
Depositary Receipts			X		X	X	X	X		X	X
Derivatives		X	X		X	X	X	X	X	X		X	X	X
Equity Securities									X			X	X		X
Exchange-Traded Funds (ETFs)			X		X	X	X	X		X				X
Foreign Investing		X							X
Foreign Currency Transactions			X	X	X	X	X	X		X	X
High-Yield-High Risk (Junk Bonds) Fixed Income Securities			X		X		X	X
Illiquid and Restricted Securities		X	X		X	X	X	X	X	X	X	X	X	X
Investment Grade Securities									X			X	X		X
Loan Participations									X
Money Market Instruments											X
Mortgage-Backed and Asset-Backed Securities									X
Municipal Securities									X						X
Mutual Fund Investing		X	X		X		X	X				X	X		X
Non-Performing Securities															X
Private Placements									X
Repurchase Agreements		X		X					X		X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short-Term Investments			X		X	X	X	X		X				X	X
Unrated Fixed Income Securities		X	X		X	X	X	X	X	X		X	X	X
U.S. and Foreign Government Obligations	X		X	X	X	X	X	X		X	X			X
U.S. Government Securities									X

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Risks	Virtus Alternatives Diversifier Fund	Virtus Bond Fund	Virtus Foreign Opportunities Fund	Virtus Global Infrastructure Fund	Virtus Global Opportunities Fund	Virtus Global Real Estate Securities	Virtus Greater Asia ex Japan Opportunities Fund	Virtus Greater European Opportunities Fund	Virtus High Yield Fund	Virtus International Real Estate Securities Fund	Virtus Market Neutral Fund	Virtus Multi- Sector Fixed Income Fund	Virtus Multi- Sector Short Term Bond Fund	Virtus Real Estate Securities Fund	Virtus Senior Floating Rate Fund
Variable Rate, Floating Rate and Variable Amount Securities		X	X		X		X	X
When-Issued and Delayed Delivery Securities			X	X	X		X	X	X			X	X		X
Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds			X	X	X		X	X	X			X	X		X

In order to determine which investment techniques apply to a fund, please refer to the table above.

Borrowing

When a fund borrows money it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the fund may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the fund’s net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The fund also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income from investments made with such leverage.

Brady Bonds

Brady Bonds are dollar-denominated bonds issued by certain emerging market countries and collateralized by zero-coupon U.S. Treasury bonds. Brady Bonds have an uncollateralized component, and countries issuing such bonds have a history of defaults, making the bonds speculative in nature. In considering the risks associated with these bonds, an investor should also review and consider the risks associated with investing in emerging markets generally.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Debt Securities Risk

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

•

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk. Senior Floating Rate Fund: Generally, Senior Loans are less susceptible to this risk than certain other types of fixed income securities, because the payment of principal and interest on Senior Loans will take precedence over other payment obligations of the borrower.

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•

Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

•	Limited Voting Rights. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

•	Liquidity. Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.

•

Redemption Risk. Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, a fund may not be able to reinvest the proceeds at comparable rates of return.

Depositary Receipts

Certain funds may invest in American Depositary Receipts (ADRs), sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts) and other similar instruments representing securities of foreign companies. Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investments in securities of foreign issuers.

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

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Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•

Currency Rate Risk. Because the foreign securities in which the fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

•

Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

•

Foreign Currency Transactions. Certain funds may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. These transactions are designed to hedge the fund’s exposure to foreign currency risks; however, such investments may not prove successful or may have the effect of limiting gains from favorable market movements.

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To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

High Yield-High Risk Fixed Income Securities (Junk Bonds)

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Illiquid and Restricted Securities

Certain securities in which the fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.

Investment Grade Securities

A fund may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in connection with the fund’s principal investment strategies, the fund may also invest in other bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.

Loan Participations

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Money Market Instruments

To meet margin requirements, redemptions or for investment purposes, a fund may hold money market instruments, including full faith and credit obligations of the United States, high quality short-term notes and commercial paper.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to a fund.

110	Virtus Mutual Funds

Early payoffs in the loans underlying such securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Municipal Securities

The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of the fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a fund that does not invest in municipal bonds. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of the fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted. The fund may invest in municipal obligations that do not appear to be related but in fact depend on the financial rating or support of a single government unit, in which case events that affect one of the obligations will also affect the others and will impact the fund’s portfolio to a greater degree than if the fund’s investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Mutual Fund Investing

Through its investments in other mutual funds, the fund is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund. If the fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Non-Performing Securities

Non-performing securities are those whose quality is comparable to securities rated as low as D by Standard & Poor’s or C by Moody’s. Repayment of obligations under such securities is subject to significant uncertainties, and as such investment in such securities may be considered speculative.

Private Placements

A fund may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the Securities and Exchange Commission (“SEC”). Such securities may offer higher yields than comparable publicly traded securities. Privately issued securities ordinarily can be sold by the fund only in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the fund may involve significant delays and expense.

Repurchase Agreements

A fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Such agreements subject the fund to the risk of default or insolvency of the counterparty.

Virtus Mutual Funds	111

Securities Lending

A fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the fund.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Unrated Fixed Income Securities

The fund’s subadviser has the authority to make determinations regarding the quality of unrated fixed income securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

U.S. and Foreign Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Foreign obligations may not be backed by the government of the issuing country, and are subject to foreign investing risks.

U.S. Government Securities

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Variable Rate, Floating Rate and Variable Amount Securities

Variable rate, floating rate, or variable amount securities are generally short-term, unsecured, fluctuating, interest-bearing notes of private issuers. The absence of an active secondary market with respect to certain such instruments could make it difficult for the fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments.

When-Issued and Delayed-Delivery Securities

Certain securities may be purchased on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

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Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds

A fund may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind (“PIK”). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.

Pricing of Fund Shares

How is the Share Price determined?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s net asset value.

For each of Virtus AlphaSector Allocation Fund, Virtus AlphaSector Rotation Fund and Virtus Alternatives Diversifier Fund, the fund’s assets consist primarily of shares of the underlying affiliated mutual funds, if any, which are valued at their respective net asset values and exchange-traded funds (“ETFs”), which are valued at current market prices. To determine net asset value, the fund and each underlying affiliated mutual fund values its assets at market value. Equity securities held by the underlying affiliated mutual funds, and ETFs held directly by the fund, are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) held by the underlying affiliated mutual funds are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets held by the underlying affiliated mutual funds are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s net asset value.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

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Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds’ shares may change on days when shareholders will not be able to purchase or redeem the funds’ shares.

How are securities fair valued?

If market quotations are not readily available or available prices are not reliable, the funds (or underlying funds, as applicable) determine a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the funds’ fair valuation procedures, may not reflect such security’s market value.

The Virtus AlphaSector Allocation Fund and Virtus Alternatives Diversifier Fund purchase Class I Shares of the underlying affiliated mutual funds at net asset value.

At what price are shares purchased?

All investments received by the funds’ authorized agents in good order prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. Shares credited to your account

114	Virtus Mutual Funds

from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the respective fund’s net asset value is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

Presently, each fund offers from two to five classes of shares. With the exception of Class I Shares, each class of shares has different sales and distribution charges. (See “Fees and Expenses” in each fund’s “Fund Summary,” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended, that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

Important Information about Class B Shares. Class B shares of the funds are no longer available for purchase by new or existing shareholders, except by existing shareholders through “Qualifying Transactions,” which consist of the following: (1) reinvestment of dividends and/or capital gain distributions; and (2) exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (discussed below under the heading “Exchange Privileges” within the section entitled “Account Policies”). Shareholders who own Class B Shares may continue to hold such shares until they convert to Class A Shares under the existing conversion schedule, as described in this prospectus section under the heading “What arrangement is best for you?”

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Virtus Mutual Funds’ Web site at virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Class A Shares (all funds). If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to the following: for Virtus Multi-Sector Short Term Bond Fund, 2.25% of the offering price (2.30% of the amount invested); for Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus High Yield Fund, Virtus Multi-Sector Fixed Income Fund and Virtus Senior Floating Rate Fund, 4.75% of the offering price (4.99% of the amount invested); and for the other funds, 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a contingent deferred sales charge

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(“CDSC”) may be imposed on certain redemptions within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund and purchases on which a finder’s fee has been paid. For all Virtus fixed income funds, Virtus AlphaSector Allocation Fund, and Virtus AlphaSector Rotation Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The 18-month period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and generally pay higher dividends than Class B Shares and Class C Shares.

Class B Shares (Virtus Bond Fund, Virtus Global Opportunities Fund, Virtus High Yield Fund, Virtus Market Neutral Fund, Virtus Multi-Sector Fixed Income Fund, Virtus Multi-Sector Short Term Bond Fund and Virtus Real Estate Securities Fund only). If you sell your Class B Shares of the Virtus Multi-Sector Short Term Bond Fund within the first three years after they were purchased, you will pay a deferred sales charge of up to 2% of your shares’ value. If you sell your Class B Shares of the other funds within the first five years after they were purchased, you will pay a deferred sales charge of up to 5% of your shares’ value. (See “Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares” below.) This charge declines to 0% over a period of three years for the Virtus Multi-Sector Short Term Bond Fund and a period of five years for the other funds, and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%; 0.75% for Virtus Multi-Sector Short Term Bond Fund) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase (seven years after purchase for the Virtus Market Neutral Fund and six years after purchase for Virtus Multi-Sector Short Term Bond Fund).

Class C Shares (not offered by Virtus CA Tax-Exempt Bond Fund). If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. You will not pay any sales charges on Class C Shares of the Virtus Multi-Sector Short-Term Bond Fund when you sell them. If you sell your Class C Shares of the other funds within the first year after they are purchased, you will pay a deferred sales charge of 1% (1.25% for Virtus Market Neutral Fund). (See “Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares” below.) Class C Shares of the Virtus Multi-Sector Short Term Bond Fund have lower distribution and service fees (0.50%) and pay higher dividends than Class B Shares. Class C Shares of the other funds have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class T Shares (Virtus Multi-Sector Short Term Bond Fund only). If you purchase Class T Shares, you will not pay a sales charge at the time of purchase. If you sell your Class T Shares within the first year after they are purchased, you will pay a sales charge of 1%. (See “Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares” below.) Class T Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class B Shares. Class T Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class T Shares continue for the life of the account.

Class I Shares (not offered by Virtus Global Opportunities Fund and Virtus High Yield Fund). Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the adviser, the subadviser and their affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the Distributor.

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Sales Charge you may pay to purchase Class A Shares

Virtus Multi-Sector Short Term Bond Fund Only

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	2.25%	2.30%
$50,000 but under $ 100,000	1.25	1.27
$100,000 but under $ 500,000	1.00	1.01
$500,000 but under $ 1,000,000	0.75	0.76
$1,000,000 or more	None	None

Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus High Yield Fund, Virtus Multi-Sector Fixed Income Fund and Virtus Senior Floating Rate Fund Only

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	4.75%	4.99%
$50,000 but under $ 100,000	4.50	4.71
$100,000 but under $ 250,000	3.50	3.63
$250,000 but under $ 500,000	2.75	2.83
$500,000 but under $ 1,000,000	2.00	2.04
$1,000,000 or more	None	None

All Other Funds

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $ 100,000	4.75	4.99
$100,000 but under $ 250,000	3.75	3.90
$250,000 but under $ 500,000	2.75	2.83
$500,000 but under $ 1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase. For all Virtus fixed income funds, Virtus AlphaSector Allocation Fund, and Virtus AlphaSector Rotation Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more

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than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares

Class B Shares, Class C Shares and Class T Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. Class C Shares of the Virtus Multi-Sector Short Term Bond Fund are purchased without an initial sales charge and are not subject to a deferred sales charge. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares and Class T Shares are considered purchased on the trade date.

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Deferred Sales Charge you may pay to sell Class B Shares

Virtus Market Neutral Fund Only

Year	1	2	3	4	5	6	7+
CDSC	5%	4%	3%	3%	2%	1%	0%

Virtus Multi-Sector Short Term Bond Fund Only

Year	1	2	3	4+
CDSC	2%	1.5%	1%	0%

All Other Funds that previously offered Class B Shares

Year	1	2	3	4	5	6+
CDSC	5%	4%	3%	2%	2%	0%

Deferred Sales Charge you may pay to sell Class C Shares

Virtus Market Neutral Fund Only

Year	1	2+
CDSC	1.25%	0%

All Other Funds Offering Class C Shares

Year	1	2+
CDSC	1%	0%

You will not pay any deferred sales charge to sell Class C Shares of the Virtus Multi-Sector Short Term Bond Fund.

Deferred Sales charge you may pay to sell Class T Shares

Virtus Multi-Sector Short Term Bond Fund only

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Virtus Multi-Sector Short Term Bond Fund Only

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	2.25%	2.30%	2.00%
$50,000 but under $ 100,000	1.25	1.27	1.00
$100,000 but under $ 500,000	1.00	1.01	1.00
$500,000 but under $ 1,000,000	0.75	0.76	0.75
$1,000,000 or more	None	None	None

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Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus High Yield Fund, Virtus Multi-Sector Fixed Income Fund and Virtus Senior Floating Rate Fund Only

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	4.75%	4.99%	4.25%
$50,000 but under $ 100,000	4.50	4.71	4.00
$100,000 but under $ 250,000	3.50	3.63	3.00
$250,000 but under $ 500,000	2.75	2.83	2.25
$500,000 but under $ 1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

All Other Funds

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $ 100,000	4.75	4.99	4.25
$100,000 but under $ 250,000	3.75	3.90	3.25
$250,000 but under $ 500,000	2.75	2.83	2.25
$500,000 but under $ 1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares (0% for Virtus Multi-Sector Short Term Bond Fund) and Class T Shares (Virtus Multi-Sector Short Term Bond Fund only). (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.

From its own profits and resources, the Distributor intends to, from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers. Additionally, for Virtus fixed income funds, Virtus AlphaSector Allocation Fund, and Virtus AlphaSector Rotation Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. If all or part of a purchase on which a finder’s fee has been paid, including investments by qualified employee benefit plans, is subsequently redeemed within 18 months, a CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 18-month period. For all Virtus fixed income funds, Virtus AlphaSector Allocation Fund, and Virtus AlphaSector Rotation Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. For purposes of determining

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the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the net asset value next calculated after the decision is made by us to close the account.

Step 1.

Your first choice will be the initial amount you intend to invest.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

Virtus Mutual Funds	121

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account. Additionally, shareholders who own Class B Shares of a fund may purchase Class A Shares or Class C Shares of the same fund without regard to the minimum initial investment requirements.

•	$500 for all other accounts.

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

How to Buy Shares

To Open An Account (Class A, Class C and Class T Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

122	Virtus Mutual Funds

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order in good order by the funds’ Transfer Agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the Transfer Agent, each in legible form.

Each fund reserves the right to refuse any order that may disrupt the efficient management of that fund.

How to Sell Shares

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds’ Transfer Agent or an authorized agent. In the case of a Class B Share, Class C Share or Class T Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is generally made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares (Class A, Class B, Class C and Class T Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).
By check (fixed income funds only)	If you selected the checkwriting feature, you may write checks for amounts of $500 or more. Checks may not be used to close accounts.

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer.

Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at (800) 243-1574.

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Redemptions by Mail

è	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instruction if both of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instruction with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

è	If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

Account Policies

Account Reinstatement Privilege

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares, Class B Shares, Class C Shares or Class T Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B, Class C and Class T shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

124	Virtus Mutual Funds

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

Uncashed Checks

If any correspondence sent by a fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the respective fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web site at virtus.com.

•

You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•

On exchanges into Class A of a Virtus money market fund from Class A of a Virtus non-money market fund made within 18 months of a finder’s fee being paid on such Virtus non-money market fund shares, a CDSC may be assessed on exchange proceeds. For all Virtus fixed income funds, Virtus AlphaSector Allocation Fund, and Virtus AlphaSector Rotation Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC may be waived upon return of the finder’s fee by the dealer.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the Statement of Additional Information).

•	The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

Disruptive Trading and Market Timing

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

Virtus Mutual Funds	125

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the Virtus Foreign Opportunities Fund, Virtus Global Infrastructure Fund, Virtus Global Opportunities Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, and Virtus International Real Estate Securities Fund, or the ETFs and underlying affiliated mutual funds in which the Virtus Alternatives Diversifier Fund may invest, may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

126	Virtus Mutual Funds

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone service. (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.

Disclosure of Fund Holdings. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the statement of additional information.

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid
Virtus AlphaSector Allocation Fund	Semiannually
Virtus AlphaSector Rotation Fund	Semiannually

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Fund	Dividend Paid
Virtus Alternatives Diversifier Fund	Semiannually
Virtus Bond Fund	Monthly
Virtus CA Tax-Exempt Bond Fund	Monthly (Declared Daily)
Virtus Foreign Opportunities Fund	Semiannually
Virtus Global Infrastructure Fund	Quarterly
Virtus Global Opportunities Fund	Semiannually
Virtus Global Real Estate Securities Fund	Semiannually
Virtus Greater Asia ex Japan Opportunities Fund	Semiannually
Virtus Greater European Opportunities Fund	Semiannually
Virtus High Yield Fund	Monthly
Virtus International Real Estate Securities Fund	Semiannually
Virtus Market Neutral Fund	Semiannually
Virtus Multi-Sector Fixed Income Fund	Monthly (Declared Daily)
Virtus Multi-Sector Short Term Bond Fund	Monthly (Declared Daily)
Virtus Real Estate Securities Fund	Quarterly
Virtus Senior Floating Rate Fund	Monthly

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. For the Virtus AlphaSector Allocation Fund, Virtus AlphaSector Rotation Fund and Virtus Alternatives Diversifier Fund, the use of a fund of funds structure may affect the amount, timing and character of distributions to shareholders.

With respect to Virtus CA Tax-Exempt Bond Fund, distributions of net investment income attributed to the tax-exempt interest earned by the fund and designated as “exempt-interest dividends” will be exempt from the federal income tax. Such net investment income attributable to “private activity” bonds may be a preference item for purposes of the federal alternative minimum tax. Income exempt from federal tax may be subject to state and local income tax. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

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Financial Highlights

These tables are intended to help you understand the funds’ financial performance for the past five years or since inception. For each of the funds below except Virtus Bond Fund, the tables present performance of the respective Predecessor Fund and for the Successor Fund for its most recent fiscal periods. Some of the information reflects financial information for a single fund share. The total returns in the tables represent the rate that a investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, the funds’ independent registered public accounting firm. Their report, together with the funds’ financial statements, is included in the funds’ most recent Annual Report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Capital Gain Distributions Received from Affiliated Funds		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AlphaSectorSM Allocation Fund
Class A
10/1/08 to 9/30/09	$9.78	0.23	(2)	—		(0.15)	0.08	(0.27)	(0.03)	(0.30)
10/1/07 to 9/30/08	12.01	0.26	(2)	0.19	(2)	(2.32)	(1.87)	(0.26)	(0.10)	(0.36)
8/1/07 to 9/30/07	12.02	0.02	(2)	—		0.40	0.42	(0.05)	(0.38)	(0.43)
8/1/06 to 7/31/07	11.31	0.27	(2)	0.46	(2)	0.59	1.32	(0.43)	(0.18)	(0.61)
8/4/05 to 7/31/06	11.61	0.22	(2)	0.10	(2)	0.18	0.50	(0.23)	(0.57)	(0.80)
8/1/04 to 7/31/05	10.74	0.17		0.06		0.81	1.04	(0.17)	— (5)	(0.17)
Class C
10/1/08 to 9/30/09	$9.75	0.16	(2)	—		(0.14)	0.02	(0.20)	(0.03)	(0.23)
10/1/07 to 9/30/08	11.98	0.18	(2)	0.20	(2)	(2.33)	(1.95)	(0.18)	(0.10)	(0.28)
8/1/07 to 9/30/07	12.00	0.01	(2)	—		0.40	0.41	(0.05)	(0.38)	(0.43)
8/1/06 to 7/31/07	11.30	0.18	(2)	0.46	(2)	0.58	1.22	(0.34)	(0.18)	(0.52)
8/4/05 to 7/31/06	11.60	0.12	(2)	0.10	(2)	0.19	0.41	(0.14)	(0.57)	(0.71)
8/1/04 to 7/31/05	10.72	0.09		0.06		0.81	0.96	(0.08)	— (5)	(0.08)
AlphaSectorSM Rotation Fund
Class A
10/1/08 to 9/30/09	$9.95	0.15	(2)	—		(0.48)	(0.33)	(0.15)	(0.13)	(0.28)
10/1/07 to 9/30/08	12.81	0.18	(2)	0.29	(2)	(2.92)	(2.45)	(0.24)	(0.17)	(0.41)
8/1/07 to 9/30/07	12.91	0.02	(2)	—		0.53	0.55	(0.03)	(0.62)	(0.65)
8/1/06 to 7/31/07	11.89	0.20	(2)	0.60	(2)	0.86	1.66	(0.42)	(0.22)	(0.64)
8/4/05 to 7/31/06	12.07	0.15	(2)	0.12	(2)	0.40	0.67	(0.16)	(0.69)	(0.85)
8/1/04 to 7/31/05	10.89	0.11	(2)	0.07	(2)	1.10	1.28	(0.10)	— (5)	(0.10)
Class C
10/1/08 to 9/30/09	$9.88	0.08	(2)	—		(0.45)	(0.37)	(0.09)	(0.13)	(0.22)
10/1/07 to 9/30/08	12.74	0.09	(2)	0.30	(2)	(2.92)	(2.53)	(0.16)	(0.17)	(0.33)
8/1/07 to 9/30/07	12.85	—	(2)(5)	—		0.54	0.54	(0.03)	(0.62)	(0.65)
8/1/06 to 7/31/07	11.84	0.10	(2)	0.60	(2)	0.86	1.56	(0.33)	(0.22)	(0.55)
8/4/05 to 7/31/06	12.02	0.06	(2)	0.12	(2)	0.40	0.58	(0.07)	(0.69)	(0.76)
8/1/04 to 7/31/05	10.86	0.02	(2)	0.07	(2)	1.10	1.19	(0.03)	— (5)	(0.03)

The footnote legend is at the end of the financial highlights.

130	Virtus Mutual Funds

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(0.22)	$9.56	1.33%	$18,989	0.59%		0.59%		2.71%		111%
(2.23)	9.78	(15.94)	23,358	0.22	(7)	0.47		2.36		24
(0.01)	12.01	3.48 (4)	29,742	0.27	(3)	0.48	(3)	1.15	(3)	2	(4)
0.71	12.02	11.82	29,304	0.05		0.46		2.28		41
(0.30)	11.31	4.43	24,768	0.26	(7)	0.56		1.92		67
0.87	11.61	9.74	20,696	0.52		0.65		1.56		5

(0.21)	$9.54	0.59%	$16,735	1.34%		1.34%		1.92%		111%
(2.23)	9.75	(16.59)	21,937	0.97	(7)	1.22		1.64		24
(0.02)	11.98	3.40 (4)	32,320	1.01	(3)	1.23	(3)	0.39	(3)	2	(4)
0.70	12.00	10.90	32,286	0.80		1.21		1.53		41
(0.30)	11.30	3.63	33,776	1.03	(7)	1.31		1.08		67
0.88	11.60	9.03	40,252	1.27		1.40		0.80		5

(0.61)	$9.34	(2.81)%	$37,722	0.64%		0.64%		1.80%		131%
(2.86)	9.95	(19.66)	41,396	0.21	(7)	0.45		1.57		23
(0.10)	12.81	4.23 (4)	58,663	0.26	(3)	0.49	(3)	0.72	(3)	2	(4)
1.02	12.91	14.16	56,857	0.06		0.45		1.54		43
(0.18)	11.89	5.76	51,755	0.20	(7)	0.45		1.25		74
1.18	12.07	11.76	47,934	0.40		0.45		0.93		4

(0.59)	$9.29	(3.41)%	$40,118	1.38%		1.38%		1.03%		131%
(2.86)	9.88	(20.35)	50,007	0.96	(7)	1.20		0.81		23
(0.11)	12.74	4.17 (4)	77,181	1.01	(3)	1.24	(3)	(0.03	)(3)	2	(4)
1.01	12.85	13.29	76,049	0.80		1.20		0.79		43
(0.18)	11.84	4.99	75,168	0.96	(7)	1.19		0.48		74
1.16	12.02	11.01	84,281	1.15		1.20		0.19		4

Virtus Mutual Funds	131

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Capital Gain Distributions Received from Affiliated Funds		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Distributions
Alternatives Diversifier Fund
Class A
10/1/08 to 9/30/09	$10.62	0.13	(2)	0.01		(1.22)	(1.08)	(0.11)	—		(0.11)
10/1/07 to 9/30/08	11.80	0.10	(2)	0.11	(2)	(1.25)	(1.04)	(0.14)	—		(0.14)
8/1/07 to 9/30/07	11.15	0.03	(2)	—		0.69	0.72	(0.01)	(0.06)		(0.07)
8/1/06 to 7/31/07	10.63	0.18	(2)	0.13	(2)	0.41 (9)	0.72	(0.20)	—	(5)	(0.20)
11/30/05(6) to 7/31/06	10.00	0.08	(2)	0.02	(2)	0.57	0.67	(0.04)	—		(0.04)
Class C
10/1/08 to 9/30/09	$10.50	0.07	(2)	0.01		(1.19)	(1.11)	(0.05)	—		(0.05)
10/1/07 to 9/30/08	11.70	0.02	(2)	0.12	(2)	(1.27)	(1.13)	(0.07)	—		(0.07)
8/1/07 to 9/30/07	11.07	0.02	(2)	—		0.68	0.70	(0.01)	(0.06)		(0.07)
8/1/06 to 7/31/07	10.58	0.11	(2)	0.14	(2)	0.38 (9)	0.63	(0.14)	—	(5)	(0.14)
11/30/05(6) to 7/31/06	10.00	0.03	(2)	0.04	(2)	0.54	0.61	(0.03)	—		(0.03)

The footnote legend is at the end of the financial highlights.

132	Virtus Mutual Funds

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(1.19)	$9.43	(10.00)%		$167,472	0.29%		0.58%		1.62%		20%
(1.18)	10.62	(8.94)		267,294	0.31		0.52		0.89		32
0.65	11.80	6.45	(4)	109,620	0.34	(3)	0.54	(3)	1.74	(3)	18	(4)
0.52	11.15	6.76		95,230	0.26		0.51		1.61		11
0.63	10.63	6.72	(4)	1,231	0.20	(3)	31.52	(3)	1.11	(3)	81	(4)

(1.16)	$9.34	(10.55)%		$101,083	1.04%		1.33%		0.91%		20%
(1.20)	10.50	(9.71)		137,964	1.06		1.27		0.14		32
0.63	11.70	6.32	(4)	68,343	1.09	(3)	1.29	(3)	0.99	(3)	18	(4)
0.49	11.07	6.01		60,669	1.01		1.26		0.93		11
0.58	10.58	6.16	(4)	581	0.95	(3)	46.88	(3)	0.38	(3)	81	(4)

Virtus Mutual Funds	133

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value
Bond Fund
Class A
10/1/08 to 9/30/09	$9.75	0.42	0.82	1.24	(0.42)	—	(0.42)	0.82
10/1/07 to 9/30/08	10.21	0.42	(0.45)	(0.03)	(0.43)	—	(0.43)	(0.46)
10/1/06 to 9/30/07	10.27	0.44	(0.05)	0.39	(0.45)	—	(0.45)	(0.06)
10/1/05 to 9/30/06	10.46	0.43	(0.06)	0.37	(0.41)	(0.15)	(0.56)	(0.19)
10/1/04 to 9/30/05	10.63	0.34	(0.11)	0.23	(0.34)	(0.06)	(0.40)	(0.17)
Class B
10/1/08 to 9/30/09	$9.55	0.34	0.80	1.14	(0.35)	—	(0.35)	0.79
10/1/07 to 9/30/08	10.01	0.33	(0.43)	(0.10)	(0.36)	—	(0.36)	(0.46)
10/1/06 to 9/30/07	10.07	0.35	(0.04)	0.31	(0.37)	—	(0.37)	(0.06)
10/1/05 to 9/30/06	10.28	0.34	(0.06)	0.28	(0.34)	(0.15)	(0.49)	(0.21)
10/1/04 to 9/30/05	10.44	0.25	(0.09)	0.16	(0.26)	(0.06)	(0.32)	(0.16)
Class C
10/1/08 to 9/30/09	$9.58	0.34	0.80	1.14	(0.35)	—	(0.35)	0.79
10/1/07 to 9/30/08	10.04	0.31	(0.41)	(0.10)	(0.36)	—	(0.36)	(0.46)
10/1/06 to 9/30/07	10.09	0.35	(0.03)	0.32	(0.37)	—	(0.37)	(0.05)
10/1/05 to 9/30/06	10.30	0.34	(0.06)	0.28	(0.34)	(0.15)	(0.49)	(0.21)
10/1/04 to 9/30/05	10.46	0.25	(0.09)	0.16	(0.26)	(0.06)	(0.32)	(0.16)
Class I
10/1/08 to 9/30/09	$9.86	0.45	0.83	1.28	(0.46)	—	(0.46)	0.82
10/1/07 to 9/30/08	10.32	0.53	(0.54)	(0.01)	(0.45)	—	(0.45)	(0.46)
10/1/06 to 9/30/07	10.36	0.46	(0.02)	0.44	(0.48)	—	(0.48)	(0.04)
10/1/05 to 9/30/06	10.56	0.47	(0.08)	0.39	(0.44)	(0.15)	(0.59)	(0.20)
10/1/04 to 9/30/05	10.73	0.37	(0.11)	0.26	(0.37)	(0.06)	(0.43)	(0.17)

The footnote legend is at the end of the financial highlights.

134	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.57	13.12%	$66,232	0.85%		1.01%	4.15%	274%
9.75	(0.49)	23,823	1.12	(7)	1.17	4.10	325
10.21	4.09	29,077	1.12		1.12	4.25	266
10.27	3.51	28,022	1.11		1.15	4.21	275
10.46	2.14	29,501	1.15		1.19	3.20	221

$10.34	12.23%	$4,212	1.59%		1.75%	3.52%	274%
9.55	(1.23)	4,075	1.87	(7)	1.92	3.35	325
10.01	3.26	4,294	1.87		1.87	3.49	266
10.07	2.80	5,459	1.88		2.30	3.43	275
10.28	1.36	6,706	1.90		2.30	2.45	221

$10.37	12.19%	$8,048	1.59%		1.75%	3.43%	274%
9.58	(1.14)	2,839	1.86	(7)	1.92	3.33	325
10.04	3.25	1,534	1.87		1.87	3.50	266
10.09	2.79	1,401	1.88		3.44	3.41	275
10.30	1.35	2,038	1.90		2.90	2.44	221

$10.68	13.34%	$144,835	0.59%		0.75%	4.52%	274%
9.86	(0.16)	141,830	0.76	(7)	0.85	4.38	325
10.32	4.32	52,044	0.87		0.87	4.49	266
10.36	3.84	63,156	0.82		0.82	4.59	275
10.56	2.44	30,126	0.89		0.89	3.45	221

Virtus Mutual Funds	135

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment by Affiliate/ Non-Affiliate
CA Tax-Exempt Bond Fund
Class A
10/1/08 to 9/30/09	$11.41	0.47		0.90	1.37	(0.48)	(0.01)	(0.49)	—
10/1/07 to 9/30/08	12.09	0.46		(0.68)	(0.22)	(0.46)	—	(0.46)	—
5/1/07 to 9/30/07	12.26	0.19		(0.17)	0.02	(0.18)	(0.01)	(0.19)	—
5/1/06 to 4/30/07	12.19	0.47		0.18	0.65	(0.48)	(0.10)	(0.58)	—
5/1/05 to 4/30/06	12.71	0.49		(0.39)	0.10	(0.49)	(0.13)	(0.62)	—
5/1/04 to 4/30/05	12.49	0.48		0.30	0.78	(0.47)	(0.09)	(0.56)	—
Class I
10/1/08 to 9/30/09	$11.41	0.50		0.88	1.38	(0.50)	(0.01)	(0.51)	—
10/1/07 to 9/30/08	12.08	0.49		(0.67)	(0.18)	(0.49)	—	(0.49)	—
5/1/07 to 9/30/07	12.25	0.20		(0.17)	0.03	(0.19)	(0.01)	(0.20)	—
9/29/06(6) to 4/30/07	12.43	0.28		(0.06)	0.22	(0.30)	(0.10)	(0.40)	—
Foreign Opportunities Fund
Class A
10/1/08 to 9/30/09	$20.54	0.34	(2)	(1.29)	(0.95)	(0.18)	(0.01)	(0.19)	—
10/1/07 to 9/30/08	28.58	0.20	(2)	(7.59)	(7.39)	(0.17)	(0.48)	(0.65)	—
3/1/07 to 9/30/07	25.00	0.22	(2)	3.46	3.68	(0.06)	(0.04)	(0.10)	—	(5)(11)
3/1/06 to 2/28/07	21.47	0.21	(2)	4.08	4.29	(0.17)	(0.59)	(0.76)	—
3/1/05 to 2/28/06	19.02	0.17	(2)	3.85	4.02	(0.22)	(1.35)	(1.57)	—
3/1/04 to 2/28/05	15.47	0.16		3.81	3.97	(0.16)	(0.26)	(0.42)	—	(5)(10)
Class C
10/1/08 to 9/30/09	$20.27	0.22	(2)	(1.27)	(1.05)	—	(0.01)	(0.01)	—
10/1/07 to 9/30/08	28.31	0.01	(2)	(7.52)	(7.51)	(0.05)	(0.48)	(0.53)	—
3/1/07 to 9/30/07	24.85	0.10	(2)	3.44	3.54	(0.04)	(0.04)	(0.08)	—	(5)(11)
3/1/06 to 2/28/07	21.41	(0.01	)(2)	4.11	4.10	(0.07)	(0.59)	(0.66)	—
3/1/05 to 2/28/06	19.11	(0.06	)(2)	3.92	3.86	(0.21)	(1.35)	(1.56)	—
3/1/04 to 2/28/05	15.55	0.01		3.84	3.85	(0.03)	(0.26)	(0.29)	—	(5)(10)
Class I
10/1/08 to 9/30/09	$20.58	0.40	(2)	(1.28)	(0.88)	(0.24)	(0.01)	(0.25)	—
10/1/07 to 9/30/08	28.61	0.27	(4)	(7.61)	(7.34)	(0.21)	(0.48)	(0.69)	—
3/1/07 to 9/30/07	25.00	0.25	(4)	3.47	3.72	(0.07)	(0.04)	(0.11)	—	(5)(11)
5/15/06(6) to 2/28/07	22.54	0.13	(4)	3.14	3.27	(0.22)	(0.59)	(0.81)	—
Global Infrastructure Fund
Class A
10/1/08 to 9/30/09	$10.91	0.31		(0.87)	(0.56)	(0.30)	(0.08)	(0.38)	—
10/1/07 to 9/30/08	13.70	0.31		(2.31)	(2.00)	(0.28)	(0.51)	(0.79)	—
5/1/07 to 9/30/07	13.66	0.18		0.23	0.41	(0.23)	(0.14)	(0.37)	—
5/1/06 to 4/30/07	10.60	0.44		3.03	3.47	(0.41)	—	(0.41)	—
5/1/05 to 4/30/06	10.13	0.42		0.44	0.86	(0.39)	—	(0.39)	—
12/30/04(6) to 4/30/05	10.00	0.13		0.08	0.21	(0.08)	—	(0.08)	—

The footnote legend is at the end of the financial highlights.

136	Virtus Mutual Funds

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

0.88	$12.29	12.31%	$33,728	0.85%		1.02%		4.10%		8%
(0.68)	11.41	(1.94)	34,197	0.85		1.01		3.82		10
(0.17)	12.09	0.18 (4)	39,094	0.88	(3)	1.05	(3)	3.74	(3)	4	(4)
0.07	12.26	5.40	42,243	0.87		1.10		3.81		19
(0.52)	12.19	0.71	46,214	1.02	(7)	1.28		3.89		8
0.22	12.71	6.48	53,113	1.19		1.19		3.78		11

0.87	$12.28	12.50%	$25,624	0.60%		0.77%		4.35%		8%
(0.67)	11.41	(1.61)	27,893	0.60		0.76		4.07		10
(0.17)	12.08	0.30 (4)	28,277	0.64	(3)	0.80	(3)	3.99	(3)	4	(4)
(0.18)	12.25	1.79 (4)	28,952	0.64	(3)	0.79	(3)	3.90	(3)	19	(4)

(1.14)	$19.40	(4.41)%	$505,009	1.48%		1.48%		2.09%		63%
(8.04)	20.54	(26.48)	620,952	1.37	(7)	1.39		0.78		129
3.58	28.58	14.72 (4)	667,719	1.36	(3)	1.40	(3)	1.44	(3)	49	(4)
3.53	25.00	20.39	360,822	1.37		1.43		0.88		57
2.45	21.47	21.82	128,991	1.25		1.62		0.85		52
3.55	19.02	26.15	2,714	1.25		2.10		1.50		32

(1.06)	$19.21	(5.18)%	$70,201	2.23%		2.23%		1.33%		63%
(8.04)	20.27	(27.04)	95,523	2.12	(7)	2.15		0.03		129
3.46	28.31	14.24 (4)	106,847	2.11	(3)	2.16	(3)	0.64	(3)	49	(4)
3.44	24.85	19.46	45,154	2.13		2.17		(0.06)		57
2.30	21.41	20.96	6,019	2.00		2.35		(0.29)		52
3.56	19.11	25.21	39	2.00		2.86		0.76		32

(1.13)	$19.45	(4.03)%	$554,974	1.23%		1.23%		2.42%		63%
(8.03)	20.58	(26.31)	399,898	1.12	(7)	1.15		1.01		129
3.61	28.61	14.88 (4)	431,985	1.11	(3)	1.15	(3)	1.59	(3)	49	(4)
2.46	25.00	14.84 (4)	83,938	1.13	(3)	1.17	(3)	0.71	(3)	57	(4)

(0.94)	$9.97	(4.76)%	$77,049	1.31%		1.33%		3.50%		46%
(2.79)	10.91	(15.63)	75,664	1.15		1.22		2.39		60
0.04	13.70	3.02 (4)	57,938	1.19	(3)	1.25	(3)	3.23	(3)	29	(4)
3.06	13.66	33.74	51,190	1.17		1.40		3.64		21
0.47	10.60	8.66	14,298	1.15		2.72		4.06		40
0.13	10.13	2.09 (4)	6,163	1.15	(3)	5.59	(3)	3.81	(3)	17	(4)

Virtus Mutual Funds	137

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment by Affiliate/ Non-Affiliate
Global Infrastructure Fund (continued)
Class C
10/1/08 to 9/30/09	$10.89	0.26		(0.89)	(0.63)	(0.23)	(0.08)	(0.31)	—
10/1/07 to 9/30/08	13.66	0.23		(2.31)	(2.08)	(0.18)	(0.51)	(0.69)	—
5/1/07 to 9/30/07	13.62	0.14		0.22	0.36	(0.18)	(0.14)	(0.32)	—
5/1/06 to 4/30/07	10.57	0.37		3.01	3.38	(0.33)	—	(0.33)	—
5/1/05 to 4/30/06	10.12	0.35		0.43	0.78	(0.33)	—	(0.33)	—
12/30/04(6) to 4/30/05	10.00	0.12		0.07	0.19	(0.07)	—	(0.07)	—
Class I
10/1/08 to 9/30/09	$10.90	0.34		(0.87)	(0.53)	(0.33)	(0.08)	(0.41)	—
6/6/08(6) to 9/30/08	13.41	0.07		(2.40)	(2.33)	(0.18)	—	(0.18)	—
Global Opportunities Fund
Class A
10/1/08 to 9/30/09	$7.82	0.07		(1.14)	(1.07)	(0.08)	—	(0.08)	—
10/1/07 to 9/30/08	11.59	0.13		(3.59)	(3.46)	(0.09)	(0.22)	(0.31)	—
7/1/07 to 9/30/07	12.15	0.02		0.20	0.22	(0.08)	(0.70)	(0.78)	—
7/1/06 to 6/30/07	9.86	0.11		2.30	2.41	(0.12)	—	(0.12)	—
7/1/05 to 6/30/06	8.38	0.07		1.51	1.58	(0.10)	—	(0.10)	—
7/1/04 to 6/30/05	7.72	0.08		0.68	0.76	(0.10)	—	(0.10)	—
Class B
10/1/08 to 9/30/09	$7.06	0.02		(1.02)	(1.00)	(0.06)	—	(0.06)	—
10/1/07 to 9/30/08	10.48	0.04		(3.22)	(3.18)	(0.02)	(0.22)	(0.24)	—
7/1/07 to 9/30/07	11.04	—	(5)	0.18	0.18	(0.04)	(0.70)	(0.74)	—
7/1/06 to 6/30/07	8.98	0.02		2.10	2.12	(0.06)	—	(0.06)	—
7/1/05 to 6/30/06	7.65	—	(5)	1.37	1.37	(0.04)	—	(0.04)	—
7/1/04 to 6/30/05	7.05	0.02		0.63	0.65	(0.05)	—	(0.05)	—
Class C
10/1/08 to 9/30/09	$7.03	0.02		(1.02)	(1.00)	(0.06)	—	(0.06)	—
10/1/07 to 9/30/08	10.44	0.05		(3.22)	(3.17)	(0.02)	(0.22)	(0.24)	—
7/1/07 to 9/30/07	11.01	—	(5)	0.17	0.17	(0.04)	(0.70)	(0.74)	—
7/1/06 to 6/30/07	8.95	0.02		2.10	2.12	(0.06)	—	(0.06)	—
7/1/05 to 6/30/06	7.62	—	(5)	1.37	1.37	(0.04)	—	(0.04)	—
7/1/04 to 6/30/05	7.03	0.02		0.62	0.64	(0.05)	—	(0.05)	—
Global Real Estate Securities Fund
Class A
3/2/09(6) to 9/30/09	$10.00	0.30		8.03	8.33	—	—	—	—
Class C
3/2/09(6) to 9/30/09	$10.00	0.24		8.01	8.25	—	—	—	—
Class I
3/2/09(6) to 9/30/09	$10.00	0.32		8.04	8.36	—	—	—	—
Greater Asia ex Japan Opportunities Fund
Class A
4/21/09(6) to 9/30/09	$10.00	0.10		2.91	3.01	—	—	—	—

The footnote legend is at the end of the financial highlights.

138	Virtus Mutual Funds

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(0.94)	$9.95	(5.49)%		$6,188	2.09%		2.10%		2.85%		46%
(2.77)	10.89	(16.18)		1,856	1.90		1.97		1.72		60
0.04	13.66	2.72	(4)	1,964	1.95	(3)	2.00	(3)	2.47	(3)	29	(4)
3.05	13.62	32.55		1,769	1.91		2.19		3.11		21
0.45	10.57	7.87		1,108	1.90		3.54		3.38		40
0.12	10.12	1.88	(4)	330	1.90	(3)	8.16	(3)	3.58	(3)	17	(4)

(0.94)	$9.96	(4.54)%		$344	1.09%		1.10%		3.80%		46%
(2.51)	10.90	(17.51	)(4)	82	0.90	(3)	1.01	(3)	1.83	(3)	60	(4)

(1.15)	$6.67	(13.53)%		$53,644	1.86%		1.86%		1.16%		168%
(3.77)	7.82	(30.50)		73,003	1.65		1.65		1.31		62
(0.56)	11.59	1.93	(4)	116,983	1.60	(3)	1.60	(3)	0.59	(3)	15	(4)
2.29	12.15	24.61		117,709	1.61		1.64		1.01		74
1.48	9.86	18.90		102,783	1.60		1.70		0.76		124
0.66	8.38	9.80		100,469	1.57		1.57		0.97		49

(1.06)	$6.00	(14.10)%		$1,369	2.61%		2.61%		0.35%		168%
(3.42)	7.06	(30.93)		2,379	2.39		2.39		0.49		62
(0.56)	10.48	1.65	(4)	4,945	2.35	(3)	2.35	(3)	(0.15	)(3)	15	(4)
2.06	11.04	23.76		5,074	2.36		2.39		0.22		74
1.33	8.98	17.92		5,395	2.35		2.45		0.01		124
0.60	7.65	9.14		5,096	2.32		2.32		0.23		49

(1.06)	$5.97	(14.16)%		$776	2.62%		2.62%		0.37%		168%
(3.41)	7.03	(30.95)		1,149	2.40		2.40		0.55		62
(0.57)	10.44	1.67	(4)	1,857	2.35	(3)	2.35	(3)	(0.15	)(3)	15	(4)
2.06	11.01	23.74		1,838	2.36		2.38		0.23		74
1.33	8.95	17.99		2,826	2.35		2.45		(0.03)		124
0.59	7.62	9.03		2,876	2.32		2.32		0.22		49

8.33	$18.33	83.30	%(4)	$1,586	1.40	%(3)	9.62	%(3)	3.68	%(3)	29	%(4)

8.25	$18.25	82.50	%(4)	$194	2.15	%(3)	10.45	%(3)	2.94	%(3)	29	%(4)

8.36	$18.36	83.60	%(4)	$183	1.15	%(3)	6.04	%(3)	3.93	%(3)	29	%(4)

3.01	$13.01	30.10	%(4)	$6,431	1.80	%(3)	3.78	%(3)	1.88	%(3)	26	%(4)

Virtus Mutual Funds	139

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment by Affiliate/ Non-Affiliate
Greater Asia ex Japan Opportunities Fund (continued)
Class C
4/21/09(6) to 9/30/09	$10.00	0.06	2.90	2.96	—	—	—	—
Class I
4/21/09(6) to 9/30/09	$10.00	0.11	2.91	3.02	—	—	—	—
Greater European Opportunities Fund
Class A
4/21/09(6) to 9/30/09	$10.00	0.12	2.85	2.97	—	—	—	—
Class C
4/21/09(6) to 9/30/09	$10.00	0.07	2.86	2.93	—	—	—	—
Class I
4/21/09(6) to 9/30/09	$10.00	0.14	2.84	2.98	—	—	—	—
High Yield Fund
Class A
10/1/08 to 9/30/09	$3.98	0.31	(0.08)	0.23	(0.32)	—	(0.32)	—
10/1/07 to 9/30/08	4.89	0.34	(0.90)	(0.56)	(0.35)	—	(0.35)	—
11/1/06 to 9/30/07	4.91	0.30	(0.01)	0.29	(0.31)	—	(0.31)	—
11/1/05 to 10/31/06	4.88	0.31	0.05	0.36	(0.33)	—	(0.33)	—
11/1/04 to 10/31/05	5.11	0.31	(0.19)	0.12	(0.35)	—	(0.35)	—
11/1/03 to 10/31/04	5.02	0.33	0.11	0.44	(0.35)	—	(0.35)	—
Class B
10/1/08 to 9/30/09	$3.92	0.28	(0.09)	0.19	(0.29)	—	(0.29)	—
10/1/07 to 9/30/08	4.81	0.30	(0.88)	(0.58)	(0.31)	—	(0.31)	—
11/1/06 to 9/30/07	4.84	0.26	(0.01)	0.25	(0.28)	—	(0.28)	—
11/1/05 to 10/31/06	4.81	0.26	0.06	0.32	(0.29)	—	(0.29)	—
11/1/04 to 10/31/05	5.05	0.27	(0.20)	0.07	(0.31)	—	(0.31)	—
11/1/03 to 10/31/04	4.96	0.29	0.11	0.40	(0.31)	—	(0.31)	—
Class C
10/1/08 to 9/30/09	$3.94	0.28	(0.08)	0.20	(0.29)	—	(0.29)	—
10/1/07 to 9/30/08	4.84	0.30	(0.89)	(0.59)	(0.31)	—	(0.31)	—
11/1/06 to 9/30/07	4.87	0.26	(0.01)	0.25	(0.28)	—	(0.28)	—
11/1/05 to 10/31/06	4.84	0.27	0.05	0.32	(0.29)	—	(0.29)	—
11/1/04 to 10/31/05	5.07	0.27	(0.19)	0.08	(0.31)	—	(0.31)	—
11/1/03 to 10/31/04	4.99	0.29	0.10	0.39	(0.31)	—	(0.31)	—
International Real Estate Securities Fund
Class A
10/1/08 to 9/30/09	$6.72	0.21	(0.66)	(0.45)	(0.27)	—	(0.27)	—
10/1/07(6) to 9/30/08	10.00	0.21	(3.32)	(3.11)	(0.17)	—	(0.17)	—
Class C
10/1/08 to 9/30/09	$6.70	0.19	(0.67)	(0.48)	(0.22)	—	(0.22)	—
10/1/07(6) to 9/30/08	10.00	0.20	(3.38)	(3.18)	(0.12)	—	(0.12)	—

The footnote legend is at the end of the financial highlights.

140	Virtus Mutual Funds

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

2.96	$12.96	29.60	%(4)	$130	2.55	%(3)	4.54	%(3)	1.12	%(3)	26	%(4)

3.02	$13.02	30.20	%(4)	$130	1.55	%(3)	3.54	%(3)	2.11	%(3)	26	%(4)

2.97	$12.97	29.70	%(4)	$6,236	1.45	%(3)	3.60	%(3)	2.38	%(3)	14	%(4)

2.93	$12.93	29.30	%(4)	$196	2.20	%(3)	4.27	%(3)	1.31	%(3)	14	%(4)

2.98	$12.98	29.80	%(4)	$130	1.20	%(3)	3.34	%(3)	2.63	%(3)	14	%(4)

(0.09)	$3.89	7.02%		$90,560	1.37%		1.37%		8.88%		134%
(0.91)	3.98	(12.10)		92,907	1.34		1.34		7.41		100
(0.02)	4.89	6.06	(4)	125,200	1.39	(3)	1.39	(3)	6.59	(3)	102	(4)
0.03	4.91	7.52		132,408	1.37		1.37		6.25		161
(0.23)	4.88	2.37		144,060	1.36		1.36		6.23		59
0.09	5.11	8.85		174,527	1.32		1.32		6.57		99

(0.10)	$3.82	6.13%		$1,019	2.12%		2.12%		8.21%		134%
(0.89)	3.92	(12.59)		1,366	2.08		2.08		6.63		100
(0.03)	4.81	5.22	(4)	2,597	2.13	(3)	2.13	(3)	5.78	(3)	102	(4)
0.03	4.84	6.83		4,595	2.12		2.12		5.46		161
(0.24)	4.81	1.46		7,791	2.11		2.11		5.47		59
0.09	5.05	8.18		14,574	2.07		2.07		5.90		99

(0.09)	$3.85	6.36%		$1,585	2.12%		2.12%		8.06%		134%
(0.90)	3.94	(12.72)		1,465	2.09		2.09		6.66		100
(0.03)	4.84	5.20	(4)	2,081	2.14	(3)	2.14	(3)	5.89	(3)	102	(4)
0.03	4.87	6.80		1,585	2.12		2.12		5.48		161
(0.23)	4.84	1.66		1,758	2.11		2.11		5.48		59
0.08	5.07	8.14		1,990	2.07		2.07		5.87		99

(0.72)	$6.00	(5.59)%		$32,178	1.50%		1.66%		4.71%		54%
(3.28)	6.72	(31.46)		60,907	1.50		2.11		2.74		8

(0.70)	$6.00	(6.30)%		$413	2.25%		2.40%		4.21%		54%
(3.30)	6.70	(32.09)		141	2.23		3.00		2.52		8

Virtus Mutual Funds	141

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment by Affiliate/ Non-Affiliate
International Real Estate Securities Fund (continued)
Class I
10/1/08 to 9/30/09	$6.72	0.23	(0.67)	(0.44)	(0.29)	—	(0.29)	—
10/1/07(6) to 9/30/08	10.00	0.25	(3.35)	(3.10)	(0.18)	—	(0.18)	—

The footnote legend is at the end of the financial highlights.

142	Virtus Mutual Funds

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(0.73)	$5.99	(5.43)%	$71	1.25%	1.41%	4.87%	54%
(3.28)	6.72	(31.32)	69	1.24	2.16	3.00	8

Virtus Mutual Funds	143

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value
Market Neutral Fund
Class A
10/1/08 to 9/30/09	$9.81	(0.01)	0.70	0.69	—	—	0.69
10/1/07 to 9/30/08	10.53	(0.09)	(0.47)	(0.56)	(0.16)	(0.16)	(0.72)
11/1/06 to 9/30/07	11.19	0.14	(0.58)	(0.44)	(0.22)	(0.22)	(0.66)
11/1/05 to 10/31/06	11.87	0.12	(0.80)	(0.68)	—	—	(0.68)
11/1/04 to 10/31/05	11.51	(0.03)	0.39	0.36	—	—	0.36
11/1/03 to 10/31/04	11.39	(0.16)	0.28	0.12	—	—	0.12
Class B
10/1/08 to 9/30/09	$9.47	(0.08)	0.67	0.59	—	—	0.59
10/1/07 to 9/30/08	10.17	(0.12)	(0.49)	(0.61)	(0.09)	(0.09)	(0.70)
11/1/06 to 9/30/07	10.80	0.08	(0.57)	(0.49)	(0.14)	(0.14)	(0.63)
11/1/05 to 10/31/06	11.55	0.02	(0.77)	(0.75)	—	—	(0.75)
11/1/04 to 10/31/05	11.28	(0.13)	0.40	0.27	—	—	0.27
11/1/03 to 10/31/04	11.24	(0.24)	0.28	0.04	—	—	0.04
Class C
10/1/08 to 9/30/09	$9.43	(0.07)	0.66	0.59	—	—	0.59
10/1/07 to 9/30/08	10.12	(0.12)	(0.49)	(0.61)	(0.08)	(0.08)	(0.69)
11/1/06 to 9/30/07	10.75	0.07	(0.56)	(0.49)	(0.14)	(0.14)	(0.63)
11/1/05 to 10/31/06	11.49	0.02	(0.76)	(0.74)	—	—	(0.74)
11/1/04 to 10/31/05	11.22	(0.11)	0.38	0.27	—	—	0.27
11/1/03 to 10/31/04	11.18	(0.24)	0.28	0.04	—	—	0.04

The footnote legend is at the end of the financial highlights.

144	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Expenses (excluding dividends and interest on short sales after expense reimbursement)(8) to Average Net Assets		Ratio of Expenses (including dividends and interest on short sales after expense reimbursement)(8) to Average Net Assets		Ratio of Expenses (including dividends and interest on short sales before expense reimbursement)(8) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.50	7.03%		$74,749	1.77%		4.04%		4.23%		(0.08)%	253%
9.81	(5.36)		119,387	1.81		3.49		3.84		(0.85)	285
10.53	(3.86	)(4)	54,630	1.91	(3)	3.56	(3)	3.95	(3)	1.45 (3)	394	(4)
11.19	(5.81)		89,054	2.19		3.63		3.63		1.04	285
11.87	3.13		111,133	2.20		3.65		3.65		(0.26)	177
11.51	1.05		70,892	2.21		3.42		3.42		(1.45)	175

$10.06	6.23%		$1,435	2.52%		4.83%		5.02%		(0.79)%	253%
9.47	(6.04)		1,678	2.55		4.19		4.55		(1.19)	285
10.17	(4.64	)(4)	2,651	2.67	(3)	4.22	(3)	4.63	(3)	0.82 (3)	394	(4)
10.80	(6.41)		4,338	2.91		4.39		4.39		0.22	285
11.55	2.39		7,859	2.90		4.36		4.36		(1.14)	177
11.28	0.36		12,290	2.91		4.11		4.11		(2.15)	175

$10.02	6.26%		$4,434	2.52%		4.84%		5.03%		(0.77)%	253%
9.43	(6.04)		4,983	2.55		4.19		4.55		(1.21)	285
10.12	(4.57	)(4)	7,187	2.68	(3)	4.27	(3)	4.68	(3)	0.76 (3)	394	(4)
10.75	(6.44)		18,377	2.92		4.41		4.41		0.19	285
11.49	2.41		40,584	2.90		4.35		4.35		(0.97)	177
11.22	0.36		25,779	2.91		4.12		4.12		(2.15)	175

Virtus Mutual Funds	145

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Return of Capital	Total Distributions
Multi-Sector Fixed Income Fund
Class A
10/1/08 to 9/30/09	$9.23	0.59		0.85	1.44	(0.71)	—		—	(0.71)
10/1/07 to 9/30/08	10.89	0.68	(2)	(1.66)	(0.98)	(0.68)	—		—	(0.68)
11/1/06 to 9/30/07	10.88	0.56	(2)	(0.03)	0.53	(0.52)	—		—	(0.52)
11/1/05 to 10/31/06	10.63	0.59	(2)	0.21	0.80	(0.55)	—		—	(0.55)
11/1/04 to 10/31/05	11.16	0.59	(2)	(0.40)	0.19	(0.72)	—		—	(0.72)
11/1/03 to 10/31/04	10.85	0.69	(2)	0.34	1.03	(0.72)	—		—	(0.72)
Class B
10/1/08 to 9/30/09	$9.22	0.53		0.84	1.37	(0.64)	—		—	(0.64)
10/1/07 to 9/30/08	10.88	0.60		(1.66)	(1.06)	(0.60)	—		—	(0.60)
11/1/06 to 9/30/07	10.87	0.48		(0.02)	0.46	(0.45)	—		—	(0.45)
11/1/05 to 10/31/06	10.61	0.51		0.22	0.73	(0.47)	—		—	(0.47)
11/1/04 to 10/31/05	11.13	0.50		(0.40)	0.10	(0.62)	—		—	(0.62)
11/1/03 to 10/31/04	10.82	0.61		0.33	0.94	(0.63)	—		—	(0.63)
Class C
10/1/08 to 9/30/09	$9.27	0.52		0.87	1.39	(0.64)	—		—	(0.64)
10/1/07 to 9/30/08	10.94	0.61		(1.68)	(1.07)	(0.60)	—		—	(0.60)
11/1/06 to 9/30/07	10.93	0.48		(0.02)	0.46	(0.45)	—		—	(0.45)
11/1/05 to 10/31/06	10.67	0.51		0.22	0.73	(0.47)	—		—	(0.47)
11/1/04 to 10/31/05	11.18	0.51		(0.40)	0.11	(0.62)	—		—	(0.62)
11/1/03 to 10/31/04	10.87	0.61		0.33	0.94	(0.63)	—		—	(0.63)
Multi-Sector Short Term Bond Fund
Class A
10/1/08 to 9/30/09	$4.21	0.24	(2)	0.35	0.59	(0.26)	—		—	(0.26)
10/1/07 to 9/30/08	4.70	0.25	(2)	(0.48)	(0.23)	(0.26)	—		—	(0.26)
11/1/06 to 9/30/07	4.74	0.21	(2)	(0.03)	0.18	(0.22)	—		—	(0.22)
11/1/05 to 10/31/06	4.70	0.22	(2)	0.03	0.25	(0.21)	—		—	(0.21)
11/1/04 to 10/31/05	4.83	0.20	(2)	(0.12)	0.08	(0.19)	—	(5)	(0.02)	(0.21)
11/1/03 to 10/31/04	4.78	0.21		0.06	0.27	(0.22)	—		—	(0.22)
Class B
10/1/08 to 9/30/09	$4.19	0.22	(2)	0.35	0.57	(0.24)	—		—	(0.24)
10/1/07 to 9/30/08	4.68	0.23	(2)	(0.48)	(0.25)	(0.24)	—		—	(0.24)
11/1/06 to 9/30/07	4.72	0.19	(2)	(0.03)	0.16	(0.20)	—		—	(0.20)
11/1/05 to 10/31/06	4.68	0.20	(2)	0.02	0.22	(0.18)	—		—	(0.18)
11/1/04 to 10/31/05	4.82	0.18	(2)	(0.14)	0.04	(0.16)	—	(5)	(0.02)	(0.18)
11/1/03 to 10/31/04	4.77	0.19		0.05	0.24	(0.19)	—		—	(0.19)
Class C
10/1/08 to 9/30/09	$4.24	0.23	(2)	0.36	0.59	(0.25)	—		—	(0.25)
10/1/07 to 9/30/08	4.73	0.24	(2)	(0.48)	(0.24)	(0.25)	—		—	(0.25)
11/1/06 to 9/30/07	4.77	0.20	(2)	(0.03)	0.17	(0.21)	—		—	(0.21)
11/1/05 to 10/31/06	4.73	0.21	(2)	0.02	0.23	(0.19)	—		—	(0.19)
11/1/04 to 10/31/05	4.87	0.19	(2)	(0.13)	0.06	(0.18)	—	(5)	(0.02)	(0.20)
11/1/03 to 10/31/04	4.81	0.21		0.05	0.26	(0.20)	—		—	(0.20)

The footnote legend is at the end of the financial highlights.

146	Virtus Mutual Funds

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets(8)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

0.73	$9.96	17.34%	$121,968	1.16%		1.16%		6.90%		85%
(1.66)	9.23	(9.46)	88,744	1.15		1.15		6.54		91
0.01	10.89	4.95 (4)	113,458	1.19	(3)	1.19	(3)	5.55	(3)	92	(4)
0.25	10.88	7.74	113,362	1.17		1.17		5.52		96
(0.53)	10.63	1.73	113,885	1.20		1.20		5.36		136
0.31	11.16	9.78	116,079	1.18		1.18		6.30		156

0.73	$9.95	16.47%	$13,276	1.91%		1.91%		6.18%		85%
(1.66)	9.22	(10.16)	11,969	1.90		1.90		5.80		91
0.01	10.88	4.25 (4)	14,205	1.94	(3)	1.94	(3)	4.80	(3)	92	(4)
0.26	10.87	7.05	14,147	1.92		1.92		4.78		96
(0.52)	10.61	0.91	16,879	1.95		1.95		4.61		136
0.31	11.13	8.99	21,554	1.93		1.93		5.56		156

0.75	$10.02	16.59%	$41,374	1.90%		1.90%		5.93%		85%
(1.67)	9.27	(10.20)	16,828	1.90		1.90		5.80		91
0.01	10.94	4.22 (4)	20,677	1.94	(3)	1.94	(3)	4.81	(3)	92	(4)
0.26	10.93	7.00	17,222	1.91		1.91		4.77		96
(0.51)	10.67	0.99	15,175	1.95		1.95		4.62		136
0.31	11.18	8.95	10,941	1.93		1.93		5.56		156

0.33	$4.54	14.91%	$1,433,927	1.12%		—		5.93%		88%
(0.49)	4.21	(5.07)	1,377,371	1.08		—		5.54		83
(0.04)	4.70	3.84 (4)	1,435,415	1.11	(3)	—		4.93	(3)	57	(4)
0.04	4.74	5.37	1,062,479	1.04		—		4.75		93
(0.13)	4.70	1.64	819,283	1.02		—		4.24		83
0.05	4.83	5.69	372,463	1.03		—		4.17		95

0.33	$4.52	14.41%	$12,753	1.62%		—		5.47%		88%
(0.49)	4.19	(5.57)	15,919	1.57		—		5.03		83
(0.04)	4.68	3.38 (4)	21,487	1.61	(3)	—		4.40	(3)	57	(4)
0.04	4.72	4.64	27,845	1.54		—		4.24		93
(0.14)	4.68	1.12	33,003	1.51		—		3.72		83
0.05	4.82	5.16	33,325	1.52		—		3.68		95

0.34	$4.58	14.75%	$241,339	1.36%		—		5.63%		88%
(0.49)	4.24	(5.28)	161,770	1.33		—		5.28		83
(0.04)	4.73	3.57 (4)	179,222	1.36	(3)	—		4.66	(3)	57	(4)
0.04	4.77	5.07	205,385	1.28		—		4.48		93
(0.14)	4.73	1.15	295,926	1.26		—		3.98		83
0.06	4.87	5.59	238,854	1.27		—		3.92		95

Virtus Mutual Funds	147

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions
Multi-Sector Short Term Bond Fund (continued)
Class T
10/1/08 to 9/30/09	$4.23	0.21	(2)	0.36	0.57	(0.23)	—	—	(0.23)
10/1/07 to 9/30/08	4.72	0.22	(2)	(0.48)	(0.26)	(0.23)	—	—	(0.23)
11/1/06 to 9/30/07	4.76	0.18	(2)	(0.03)	0.15	(0.19)	—	—	(0.19)
11/1/05 to 10/31/06	4.73	0.19	(2)	0.01	0.20	(0.17)	—	—	(0.17)
11/1/04 to 10/31/05	4.86	0.17	(2)	(0.13)	0.04	(0.15)	— (5)	(0.02)	(0.17)
11/1/03 to 10/31/04	4.80	0.18		0.06	0.24	(0.18)	—	—	(0.18)
Class I
10/1/08 to 9/30/09	$4.21	0.28	(2)	0.32	0.60	(0.27)	—	—	(0.27)
6/6/08(6) to 9/30/08	4.53	0.08	(2)	(0.31)	(0.23)	(0.09)	—	—	(0.09)
Real Estate Securities Fund
Class A
10/1/08 to 9/30/09	$29.19	0.47		(8.99)	(8.52)	(0.46)	—	—	(0.46)
10/1/07 to 9/30/08	34.10	0.45		(3.88)	(3.43)	(0.47)	(1.01)	—	(1.48)
12/1/06 to 9/30/07	38.18	0.32		(2.59)	(2.27)	(0.32)	(1.49)	—	(1.81)
12/1/05 to 11/30/06	28.15	0.30		10.73	11.03	(0.37)	(0.63)	—	(1.00)
12/1/04 to 11/30/05	25.46	0.43		4.08	4.51	(0.42)	(1.40)	—	(1.82)
12/1/03 to 11/30/04	20.09	0.44		5.60	6.04	(0.50)	(0.17)	—	(0.67)
Class B
10/1/08 to 9/30/09	$28.85	0.35		(8.91)	(8.56)	(0.34)	—	—	(0.34)
10/1/07 to 9/30/08	33.72	0.22		(3.83)	(3.61)	(0.25)	(1.01)	—	(1.26)
12/1/06 to 9/30/07	37.74	0.10		(2.56)	(2.46)	(0.07)	(1.49)	—	(1.56)
12/1/05 to 11/30/06	27.86	0.07		10.59	10.66	(0.15)	(0.63)	—	(0.78)
12/1/04 to 11/30/05	25.21	0.23		4.05	4.28	(0.23)	(1.40)	—	(1.63)
12/1/03 to 11/30/04	19.91	0.27		5.54	5.81	(0.34)	(0.17)	—	(0.51)
Class C
10/1/08 to 9/30/09	$29.17	0.35		(8.99)	(8.64)	(0.34)	—	—	(0.34)
10/1/07 to 9/30/08	34.07	0.23		(3.88)	(3.65)	(0.24)	(1.01)	—	(1.25)
12/1/06 to 9/30/07	38.11	0.10		(2.59)	(2.49)	(0.06)	(1.49)	—	(1.55)
12/1/05 to 11/30/06	28.12	0.06		10.71	10.77	(0.15)	(0.63)	—	(0.78)
12/1/04 to 11/30/05	25.43	0.25		4.07	4.32	(0.23)	(1.40)	—	(1.63)
12/1/03 to 11/30/04	20.07	0.26		5.61	5.87	(0.34)	(0.17)	—	(0.51)
Class I
10/1/08 to 9/30/09	$29.17	0.49		(8.97)	(8.48)	(0.50)	—	—	(0.50)
10/1/07 to 9/30/08	34.08	0.62		(3.98)	(3.36)	(0.54)	(1.01)	—	(1.55)
12/29/06(6) to 9/30/07	35.99	0.28		(1.87)	(1.59)	(0.31)	(0.01)	—	(0.32)
Senior Floating Rate Fund
Class A
10/1/08 to 9/30/09	$9.41	0.54		0.47	1.01	(0.55)	— (5)	—	(0.55)
1/31/08(6) to 9/30/08	10.00	0.41		(0.61)	(0.20)	(0.39)	—	—	(0.39)
Class C
10/1/08 to 9/30/09	$9.41	0.44		0.51	0.95	(0.49)	— (5)	—	(0.49)
1/31/08(6) to 9/30/08	10.00	0.37		(0.61)	(0.24)	(0.35)	—	—	(0.35)

The footnote legend is at the end of the financial highlights.

148	Virtus Mutual Funds

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets(8)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

0.34	$4.57	14.21%		$219,501	1.86%		—		5.11%		88%
(0.49)	4.23	(5.78)		141,131	1.83		—		4.79		83
(0.04)	4.72	3.11	(4)	155,450	1.86	(3)	—		4.17	(3)	57	(4)
0.03	4.76	4.34		153,395	1.79		—		3.98		93
(0.13)	4.73	0.84		195,830	1.76		—		3.48		83
0.06	4.86	5.05		120,145	1.78		—		3.40		95

0.33	$4.54	15.20%		$20,553	1.03%		—		6.47%		88%
(0.32)	4.21	(5.11	)(4)	95	0.89	(3)	—		5.85	(3)	83	(4)

(8.98)	$20.21	(28.61)%		$552,518	1.59%		1.59%		2.88%		48%
(4.91)	29.19	(9.94)		862,062	1.37	(7)	1.45		1.51		32
(4.08)	34.10	(6.14	)(4)	1,136,923	1.32	(3)	1.39	(3)	1.06	(3)	25	(4)
10.03	38.18	40.37		1,289,007	1.30		1.30		0.94		24
2.69	28.15	18.67		737,744	1.30		1.30		1.68		22
5.37	25.46	30.68		511,107	1.28		1.28		1.98		28

(8.90)	$19.95	(29.20)%		$17,648	2.34%		2.34%		2.16%		48%
(4.87)	28.85	(10.65)		35,376	2.12	(7)	2.20		0.76		32
(4.02)	33.72	(6.72	)(4)	49,964	2.07	(3)	2.13	(3)	0.32	(3)	25	(4)
9.88	37.74	39.29		71,240	2.05		2.05		0.24		24
2.65	27.86	17.81		59,042	2.05		2.05		0.93		22
5.30	25.21	29.74		57,797	2.03		2.03		1.25		28

(8.98)	$20.19	(29.17)%		$41,818	2.34%		2.34%		2.12%		48%
(4.90)	29.17	(10.63)		71,278	2.12	(7)	2.20		0.76		32
(4.04)	34.07	(6.71	)(4)	100,321	2.07	(3)	2.14	(3)	0.32	(3)	25	(4)
9.99	38.11	39.32		112,794	2.05		2.05		0.19		24
2.69	28.12	17.80		67,764	2.05		2.05		0.97		22
5.36	25.43	29.78		38,399	2.03		2.03		1.17		28

(8.98)	$20.19	(28.45)%		$206,474	1.32%		1.32%		3.00%		48%
(4.91)	29.17	(9.71)		106,159	1.12	(7)	1.20		2.11		32
(1.91)	34.08	(4.44	)(4)	32,887	1.11	(3)	1.23	(3)	1.09	(3)	25	(4)

0.46	$9.87	11.74%		$52,987	1.20%		1.33%		6.00%		63%
(0.59)	9.41	(2.12	)(4)	14,349	1.20	(3)	1.80	(3)	6.25	(3)	27	(4)

0.46	$9.87	10.94%		$2,740	1.95%		2.05%		4.82%		63%
(0.59)	9.41	(2.59	)(4)	359	1.95	(3)	2.57	(3)	5.58	(3)	27	(4)

Virtus Mutual Funds	149

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Return of Capital	Total Distributions
Senior Floating Rate Fund (continued)
Class I
10/1/08 to 9/30/09	$9.41	0.58	0.45	1.03	(0.58)	—	(5)	—	(0.58)
1/31/08(6) to 9/30/08	10.00	0.43	(0.61)	(0.18)	(0.41)	—		—	(0.41)

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	Represents blended net expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest in. Such expenses are not included in the calculation of this ratio.
(9)

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

(10)	Payment by affiliate.
(11)	Payment by non-affiliate.

150	Virtus Mutual Funds

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets(8)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

0.45	$9.86	11.94%		$394	0.95%		1.13%		6.54%		63%
(0.59)	9.41	(1.96	)(4)	232	0.95	(3)	1.56	(3)	6.51	(3)	27	(4)

Virtus Mutual Funds	151

Appendix A

Predecessor Funds

Virtus AlphaSector Allocation Fund

The Virtus AlphaSector Allocation Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Wealth Guardian PHOLIO, a series of Phoenix PHOLIOs (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund therefore has adopted the past performance of the Predecessor Fund as its own. The performance tables include the performance of the shares of the Predecessor Fund prior to the Virtus AlphaSector Allocation Fund’s commencement date.

Virtus AlphaSector Rotation Fund

The Virtus AlphaSector Rotation Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Wealth Builder PHOLIO, a series of Phoenix PHOLIOs (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund therefore has adopted the past performance of the Predecessor Fund as its own. The performance tables include the performance of the shares of the Predecessor Fund prior to the Virtus AlphaSector Rotation Fund’s commencement date.

Virtus Alternatives Diversifier Fund

The Virtus Alternatives Diversifier Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Diversifier PHOLIO, a series of Phoenix PHOLIOs (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables for the Successor Fund include the performance of the shares of the Predecessor Fund prior to the Virtus Alternatives Diversifier Fund’s commencement date.

Virtus CA Tax-Exempt Bond Fund

The Virtus CA Tax-Exempt Bond Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix CA Tax-Exempt Bond Fund, a series of a trust by the same name (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables for the Successor Fund include the performance of the shares of the Predecessor Fund prior to the Virtus CA Tax-Exempt Bond Fund’s commencement date.

Virtus Foreign Opportunities Fund

The Virtus Foreign Opportunities Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Foreign Opportunities Fund, a series of Phoenix Adviser Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. The performance tables also include the performance history of a prior fund that was reorganized into the Predecessor Fund on October 13, 2003 (the “Prior Fund”). From October 13, 2003 to June 20, 2005, the Prior Fund’s investment program and general operations were managed by a different investment adviser. Therefore, the performance tables for the Successor Fund include the performance of the shares of the Predecessor Fund and the Prior Fund prior to the Virtus Foreign Opportunities Fund’s commencement date.

152	Virtus Mutual Funds

Virtus Global Infrastructure Fund

The Virtus Global Infrastructure Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Global Utilities Fund, a series of Phoenix Investment Series Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables for the Successor Fund include the performance of the shares of the Predecessor Fund prior to the Virtus Global Infrastructure Fund’s commencement date.

Virtus Global Opportunities Fund

The Virtus Global Opportunities Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Worldwide Strategies Fund, a series of Phoenix Equity Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables for the Successor Fund include the performance of the shares of the Predecessor Fund prior to the Virtus Global Opportunities Fund’s commencement date.

Virtus High Yield Fund

The Virtus High Yield Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix High Yield Fund, a series of Phoenix Series Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables for the Successor Fund include the performance of the shares of the Predecessor Fund prior to the Virtus High Yield Fund’s commencement date.

Virtus Market Neutral Fund

The Virtus Market Neutral Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Market Neutral Fund, a series of Phoenix Portfolios (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables for the Successor Fund include the performance of the shares of the Predecessor Fund prior to the Virtus Market Neutral Fund’s commencement date.

Virtus Multi-Sector Fixed Income Fund

The Virtus Multi-Sector Fixed Income Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Multi-Sector Fixed Income Fund, a series of Phoenix Multi-Series Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables for the Successor Fund include the performance of the shares of the Predecessor Fund prior to the Virtus Multi-Sector Fixed Income Fund’s commencement date.

Virtus Multi-Sector Short Term Bond Fund

The Virtus Multi-Sector Short Term Bond Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Multi-Sector Short Term Bond Fund, a series of Phoenix Multi-Series Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables for the Successor Fund include the performance of the shares of the Predecessor Fund prior to the Virtus Multi-Sector Short Term Bond Fund’s commencement date.

Virtus Mutual Funds	153

Virtus Real Estate Securities Fund

The Virtus Real Estate Securities Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Real Estate Securities Fund, a series of Phoenix Multi-Portfolio Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June 27, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables include the performance of the shares of the Predecessor Fund prior to the Virtus Real Estate Securities Fund’s commencement date.

154	Virtus Mutual Funds

Appendix B

Virtus Alternatives Diversifier Fund—Underlying Funds

Underlying Affiliated Mutual Funds and Exchange-Traded Funds (“ETFs”)

Following is a list of underlying affiliated mutual funds and ETFs (collectively, “underlying funds”) in which the fund is currently invested or anticipated to be invested and their associated target weightings, as of the date of this prospectus. Not all of these underlying funds will be purchased by the fund. The underlying funds and their target weightings have been selected for use over long time periods, but may be changed in the future without shareholder approval or notice. Target weightings will deviate over the short term due to market movements and capital flows. The adviser periodically rebalances the fund’s investments in the underlying funds to bring them back within their target weightings. Some portion of the fund’s portfolio will be held in cash due to purchase and redemption activity and short-term cash needs. The fund’s cash position is not reflected in the asset allocations or target weightings. Additional information about each underlying affiliated mutual fund, including a copy of an underlying affiliated mutual fund’s prospectus, Statement of Additional Information, and Annual and Semiannual reports is available on the Virtus Mutual Funds Web site, virtus.com, or you can request copies by calling Mutual Fund Services toll-free at (800)-243-1574.

Fund Name/Asset Class
ALTERNATIVES
Virtus Global Infrastructure Fund	15%
Virtus International Real Estate Securities Fund	10%
Virtus Market Neutral Fund	20%
Virtus Real Estate Securities Fund	10%
Virtus Senior Floating Rate Fund	10%

EXCHANGE-TRADED FUNDS
IShares S&P GSSI Natural Resources Index Fund	10%
PowerShares DB Commodity Index Tracking Fund	15%
PowerShares DB G10 Currency Harvest Fund	10%

Virtus Mutual Funds	155

Appendix C

Additional Information About The AlphaSectorsm Rotation Index

The AlphaSectorSM Rotation Index (ASRX) is an active public index published by NASDAQ and designed to outperform the S&P 500® Index while also seeking to manage downside risk and lower overall volatility. It is an equal weighted index comprised of a limited number of sector-based exchange traded funds (ETFs) and a short-term Treasury bond ETF as a cash proxy. The ETFs are selected monthly based on the output of a proprietary analytical model that evaluates sector trends while adjusting for changing levels of volatility. The Index is constituted to focus on avoiding losses of its underlying ETFs, and has the ability to move defensively to large “cash” positions in periods of broader market weakness.

The tables below show performance of the AlphaSector Rotation Index as compared with the performance of the S&P 500 Index. The AlphaSector Rotation Index and the S&P 500 Index are not available for direct investment and their performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio. Both indexes are calculated on a total return basis with dividends reinvested.

	AlphaSector Rotation Index	S&P 500 Index
Annual Returns (calendar year)
2002	-8.18%	-22.10%
2003	9.38%	28.68%
2004	13.89%	10.88%
2005	5.65%	4.91%
2006	14.40%	15.79%
2007	14.18%	5.49%
2008	-8.54%	-37.00%
2009	25.37%	26.46%

	1 Year	5 Years	Since Inception of AlphaSector Rotation Index (4/1/01)(1)
Average Annual Total Return (for the periods ended 12/31/09)
AlphaSector Rotation Index	25.37%	9.61%	7.11%
S&P 500® Index	26.46%	0.42%	1.45%

(1) The Index inception date is April 1, 2001; it commenced daily calculation and dissemination by NASDAQ OMX with a base value 1,000.00 on October 13, 2008.

Active Index Solutions, LLC is the source and owner of the trademarks, service marks and copyrights related to the AlphaSector Rotation Index, including the AlphaSector name. Use of these marks by certain Virtus Mutual Funds has been licensed by and through F-Squared Investments, Inc.

156	Virtus Mutual Funds

c/o State Street Bank and Trust Company

P.O. Box 8301

Boston, MA 02266-8301

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, Virtus.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Investment Company Act File No. 811-7455	1-10
8020

VIRTUS ALPHASECTORSM ROTATION FUND

TICKER SYMBOL BY CLASS
A	C	I
PWBAX	PWBCX	VARIX

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TRUST NAME:		Eligible shareholders can sign up for
VIRTUS OPPORTUNITIES TRUST	January 31, 2010	E-Delivery at Virtus.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in the Virtus AlphaSectorSM Rotation Fund. Please read it carefully and retain it for future reference.

Virtus AlphaSectorSM Rotation Fund

Virtus AlphaSectorSM Rotation Fund

Investment Objective

The fund has an investment objective of seeking long-term capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 10 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses(b)	0.42%	0.42%	0.42%
Acquired Fund Fees and Expenses (Underlying ETFs)(c)	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses(b)	1.34%	2.09%	1.09%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Restated to reflect current expenses.

(c)	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$704	$975	$1,267	$2,095
Class C	Sold	$312	$655	$1,124	$2,421
	Held	$212	$655	$1,124	$2,421
Class I	Sold or Held	$111	$347	$601	$1,329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells shares of the exchange-traded funds (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 131% of the value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to track the AlphaSectorSM Rotation Index (“ASRX”), a public index published by NASDAQ, through investment in exchange-traded funds (ETFs). ASRX is an active index that may invest in the nine Select Sector SPDR® ETFs, representing the primary sectors of the S&P 500® Index, plus an ETF representing short-term U.S. Treasuries. The primary sectors of the S&P 500® Index represented by the Select Sector SPDR® ETFs are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The Index has the flexibility to be invested in any combination of the nine sector ETFs, a combination of sector ETFs and short-term U.S. Treasuries, or 100% in short-term U.S. Treasuries.

1

Virtus AlphaSectorSM Rotation Fund

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of the underlying mutual fund and exchange-traded funds in which the fund invests. The principal risks of investing in the fund are those associated with:

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>

Exchange-Traded Funds (ETFs) Risk. The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

>

Industry/Sector Concentration Risk. The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Mutual Fund Investing Risk. The risk that the fund’s performance will be adversely affected by the assets owned by the other mutual funds in which it invests, and that the layering of expenses associated with the fund’s investment in such other funds will cost shareholders more than direct investments would have cost.

>

U.S. Government Securities Risk. The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s statutory prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a composite benchmark. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 14.28%	Worst Quarter: Q4/2008: -17.03%

2

Virtus AlphaSectorSM Rotation Fund

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	Since Inception (8/1/03)
Class A
Return Before Taxes	16.77%	-0.03%	2.92%
Return After Taxes on Distributions	16.57%	-1.00%	2.08%
Return After Taxes on Distributions and Sale of Fund Shares	11.12%	-0.24%	2.31%
Class C
Return Before Taxes	23.01%	0.41%	3.12%
S&P 500® Index(1)	26.46%	0.42%	4.10%
AlphaSector Rotation Linked Benchmark(2)	24.15%	1.80%	4.71%

The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The AlphaSector™ Rotation Linked Benchmark consists of the S&P 500® Index. Prior to September 29, 2009, its performance represents an allocation consisting of 80% S&P 500® Index and 20% Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Class I Shares have not had a full calendar year of operations; therefore, performance information is not shown.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is F-Squared Investments, Inc. (“F-Squared”).

>	Howard Present, Co-founder, President and CEO of F-Squared, is a manager of the fund. Mr. Present has been Portfolio Manager since September 2009.

>	Amy Robinson, Managing Director of VIA (since 1992), is a manager of the fund. Ms. Robinson has been Portfolio Manager since September 2009.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 14, “How to Buy Shares” on page 16 and “How to Sell Shares” on page 16 of the fund’s prospectus.

3

Virtus AlphaSectorSM Rotation Fund

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

4

More Information About Investment Objectives and Principal Investment Strategies

Fundamental Investment Objective:

The fund has an investment objective of seeking long-term capital appreciation.

Principal Investment Strategies:

The fund seeks to track the AlphaSector Rotation Index (“ASRX” or “Index”), a public index published by NASDAQ, through investment in exchange traded funds (ETFs). ASRX is an active index that may invest in the nine Select Sector SPDR® ETFs, representing the primary sectors of the S&P 500® Index, plus an ETF representing short-term U.S. Treasuries. Compilation of the Index is based on a proprietary quantitative model that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. The model allocates to the nine sectors using a binary model, with sectors either included in the portfolio or entirely excluded. The analytical model does not attempt to determine relative weights versus the S&P 500® Index weights or relative to other sector weights; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included in the Index are equally weighted, with a maximum allocation per sector of 25% at time of rebalancing. When three or fewer sectors are represented, the remainder of the Index is allocated to an ETF that represents short-term U.S. Treasuries, up to 100%.

In times of extreme market weakness, both the Index and the fund have the ability to move partially or fully to short-term U.S. Treasuries.

The subadviser provides the adviser with a model portfolio monthly based on the Index. The adviser is responsible for final portfolio allocation decisions and for placing all transactions. The adviser monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain the target allocations among the ASRX-based ETFs, while taking into account any other factors the adviser may deem relevant, such as cash flow and/or timing considerations.

The fund may also invest in stocks and high-quality, short-term securities.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund.

Virtus AlphaSectorSM Rotation Fund	5

More Information About Risks Related to Principal Investment Strategies

The fund may not achieve its objectives, and is not intended to be a complete investment program.

Generally, the value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in the fund are described in detail below.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

•

Large Market Capitalization Companies. The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

•

Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

Exchange-Traded Funds (“ETFs”) Risk

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Industry/Sector Concentration Risk

The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting the industries or market sectors in which the fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.

Market Volatility Risk

The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose a fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.

6	Virtus AlphaSectorSM Rotation Fund

Mutual Fund Investing Risk

Through its investments in other mutual funds, the fund is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund. If the fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Short-Term Investments

The fund may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Management of the Fund

The Adviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the fund and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. As of September 30, 2009, VIA had approximately $12.5 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the fund’s investment programs and for the general operations of the fund, including oversight of the fund’s subadviser. VIA is responsible for providing final allocation and trading decisions following receipt of the subadviser’s monthly investment recommendations. VIA and the subadviser manages the fund’s assets to conform with the investment policies as described in this prospectus.

Management Fees

The fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

	First $1 billion	Over $1 billion
Virtus AlphaSector Rotation Fund	0.45%	0.40%

In its last fiscal year, the fund paid fees to the adviser at the following percentage of average net assets:

Virtus AlphaSector Rotation Fund	0.10%*

*	Fees reflect rate paid under previous fee schedule.

Virtus AlphaSectorSM Rotation Fund	7

The Subadviser

F-Squared is located at 16 Laurel Avenue, Wellesley, Massachusetts 02481. F-Squared has been an investment adviser since 2006 and provides investment management and advisory services to institutional and separately managed accounts. As of September 30, 2009, F-Squared had approximately $198 million in assets under management.

VIA pays F-Squared a subadvisory fee which is calculated on the fund’s average daily net assets at the following annual rates:

	First $1 billion	Over $1 billion
Virtus AlphaSector Rotation Fund	0.20%	0.175%

A discussion regarding the basis of the Board of Trustees approving the advisory and subadvisory agreements is available in the fund’s annual report covering the period October 1, 2008 through September 30, 2009.

Portfolio Management

F-Squared

Howard Present. Mr. Present is co-founder, President and CEO of F-Squared. Prior to F-Squared, he was founder and President of Helicon Partners LLC (2004-2006), a boutique management firm specializing in new business development within the financial services industry. Mr. Present has over 20 years of investment management industry experience.

VIA

Amy Robinson. Ms. Robinson is Managing Director of VIA (since 1992) and leads VIA’s equity trading function. In this role, Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. Ms. Robinson has 29 years of investment experience and is former president of the Security Traders Association of Connecticut.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

8	Virtus AlphaSectorSM Rotation Fund

Pricing of Fund Shares

How is the Share Price determined?

The fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s net asset value.

Assets: The fund’s assets consist primarily of shares of the underlying affiliated mutual funds, if any, which are valued at their respective net asset values and exchange-traded funds (“ETFs”), which are valued at current market prices. To determine net asset value, the fund and each underlying affiliated mutual fund values its assets at market value. Equity securities held by the underlying affiliated mutual funds, and ETFs held directly by the fund, are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) held by the underlying affiliated mutual funds are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets held by the underlying affiliated mutual funds are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s net asset value.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value per share of each class of the fund is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If the fund (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

How are securities fair valued?

If market quotations are not readily available or available prices are not reliable, the fund (or underlying funds, as applicable) determine a “fair value” for an investment according to policies and procedures approved by the Board of

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Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the fund’s authorized agents in good order prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund’s net asset value is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

Presently, the fund offers three classes of shares. With the exception of Class I Shares, each class of shares has different sales and distribution charges. (See “Fees and Expenses” in each fund’s “Fund Summary,” previously in this prospectus.) For certain classes of shares, the fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended, that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

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What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in the fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Virtus Mutual Funds’ Web site at virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase of 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund and purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and generally pay higher dividends than Class C Shares.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares. Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the adviser, the subadviser and their affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the Distributor.

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Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $ 100,000	4.75	4.99
$100,000 but under $ 250,000	3.75	3.90
$250,000 but under $ 500,000	2.75	2.83
$500,000 but under $ 1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 0.50% deferred sales charge if they redeem their shares within 18 months of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

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Account Reinstatement Privilege. Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class C Shares

Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $ 100,000	4.75	4.99	4.25
$100,000 but under $ 250,000	3.75	3.90	3.25
$250,000 but under $ 500,000	2.75	2.83	2.25
$500,000 but under $ 1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services;

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provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.

From its own profits and resources, the Distributor intends to, from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers. Additionally, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. Purchases by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. If all or part of a purchase on which a finder’s fee has been paid, including investments by qualified employee benefit plans, is subsequently redeemed within 18 months, a 0.50% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 18-month period. For purposes of determining the applicability of the CDSC, the 18-month CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

The fund has established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

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Payment in other forms may be accepted at the discretion of the fund. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the net asset value next calculated after the decision is made by us to close the account.

Step 1.

Your first choice will be the initial amount you intend to invest.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse a purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

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How to Buy Shares

To Open An Account (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order in good order by the fund’s Transfer Agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the Transfer Agent, each in legible form.

The fund reserves the right to refuse any order that may disrupt the efficient management of the fund.

How to Sell Shares

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund’s Transfer Agent or an authorized agent. In the case of a Class C Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is generally made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.

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To Sell Shares (Class A and Class C Shares only)
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).
By check (fixed income funds only)	If you selected the checkwriting feature, you may write checks for amounts of $500 or more. Checks may not be used to close accounts.

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer.

Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund’s Transfer Agent at (800) 243-1574.

Redemptions by Mail

è	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instruction if both of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instruction with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

è	If you are selling shares held in a corporate or fiduciary account, please contact the fund’s Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund’s Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

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The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

Account Policies

Account Reinstatement Privilege

Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.

Uncashed Checks

If any correspondence sent by a fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web site at virtus.com.

•

You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•

On exchanges into Class A of a Virtus money market fund from Class A of a Virtus non-money market fund made within 18 months of a finder’s fee being paid on such Virtus non-money market fund shares, a 0.50% CDSC may be assessed on exchange proceeds. The CDSC may be waived upon return of the finder’s fee by the dealer.

18	Virtus AlphaSectorSM Rotation Fund

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the Statement of Additional Information).

•	The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

Disruptive Trading and Market Timing

The fund is not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the fund and of the ETFs and underlying affiliated mutual funds in which the fund may invest, may expose the fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the fund’s Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The fund may permit exchanges that it believes, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Virtus AlphaSectorSM Rotation Fund	19

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the fund’s policies regarding market timing. The fund may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the fund may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone service. (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made

20	Virtus AlphaSectorSM Rotation Fund

about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.

Disclosure of Fund Holdings. A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

Tax Status of Distributions

The fund plans to make distributions from net investment income semiannually and to distribute net realized capital gains, if any, at least annually.

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The use of a fund of funds structure may affect the amount, timing and character of distributions to shareholders.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

Virtus AlphaSectorSM Rotation Fund	21

Financial Highlights

This table presents performance of the Predecessor Fund and for the Successor Fund for its most recent fiscal periods. The information is intended to help you understand the fund’s financial performance for the past five years. Some of the information reflects financial information for a single fund share. The total returns in the tables represent the rate that a investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, the fund’s independent registered public accounting firm. Their report, together with the fund’s financial statements, is included in the fund’s most recent Annual Report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Capital Gain Distributions Received from Affiliated Funds		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AlphaSectorSM Rotation Fund
Class A
10/1/08 to 9/30/09	$9.95	0.15	(2)	—		(0.48)	(0.33)	(0.15)	(0.13)	(0.28)
10/1/07 to 9/30/08	12.81	0.18	(2)	0.29	(2)	(2.92)	(2.45)	(0.24)	(0.17)	(0.41)
8/1/07 to 9/30/07	12.91	0.02	(2)	—		0.53	0.55	(0.03)	(0.62)	(0.65)
8/1/06 to 7/31/07	11.89	0.20	(2)	0.60	(2)	0.86	1.66	(0.42)	(0.22)	(0.64)
8/4/05 to 7/31/06	12.07	0.15	(2)	0.12	(2)	0.40	0.67	(0.16)	(0.69)	(0.85)
8/1/04 to 7/31/05	10.89	0.11	(2)	0.07	(2)	1.10	1.28	(0.10)	— (5)	(0.10)
Class C
10/1/08 to 9/30/09	$9.88	0.08	(2)	—		(0.45)	(0.37)	(0.09)	(0.13)	(0.22)
10/1/07 to 9/30/08	12.74	0.09	(2)	0.30	(2)	(2.92)	(2.53)	(0.16)	(0.17)	(0.33)
8/1/07 to 9/30/07	12.85	—	(2)(5)	—		0.54	0.54	(0.03)	(0.62)	(0.65)
8/1/06 to 7/31/07	11.84	0.10	(2)	0.60	(2)	0.86	1.56	(0.33)	(0.22)	(0.55)
8/4/05 to 7/31/06	12.02	0.06	(2)	0.12	(2)	0.40	0.58	(0.07)	(0.69)	(0.76)
8/1/04 to 7/31/05	10.86	0.02	(2)	0.07	(2)	1.10	1.19	(0.03)	— (5)	(0.03)

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Represents blended net expense ratio.
(7)	The Fund of Funds will also indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

22	Virtus AlphaSectorSM Rotation Fund

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(7)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(0.61)	$9.34	(2.81)%	$37,722	0.64%		0.64%		1.80%		131%
(2.86)	9.95	(19.66)	41,396	0.21	(6)	0.45		1.57		23
(0.10)	12.81	4.23 (4)	58,663	0.26	(3)	0.49	(3)	0.72	(3)	2	(4)
1.02	12.91	14.16	56,857	0.06		0.45		1.54		43
(0.18)	11.89	5.76	51,755	0.20	(6)	0.45		1.25		74
1.18	12.07	11.76	47,934	0.40		0.45		0.93		4

(0.59)	$9.29	(3.41)%	$40,118	1.38%		1.38%		1.03%		131%
(2.86)	9.88	(20.35)	50,007	0.96	(6)	1.20		0.81		23
(0.11)	12.74	4.17 (4)	77,181	1.01	(3)	1.24	(3)	(0.03	)(3)	2	(4)
1.01	12.85	13.29	76,049	0.80		1.20		0.79		43
(0.18)	11.84	4.99	75,168	0.96	(6)	1.19		0.48		74
1.16	12.02	11.01	84,281	1.15		1.20		0.19		4

Virtus AlphaSectorSM Rotation Fund	23

Appendix A

Predecessor Fund

Virtus AlphaSector Rotation Fund

The Virtus AlphaSector Rotation Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Phoenix Wealth Builder PHOLIO, a series of Phoenix PHOLIOs (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 24, 2007. At the time of the reorganization, the Predecessor Fund and the Successor Fund had identical investment objectives and strategies. The Successor Fund therefore has adopted the past performance of the Predecessor Fund as its own. The performance tables include the performance of the shares of the Predecessor Fund prior to the Virtus AlphaSector Rotation Fund’s commencement date.

24	Virtus AlphaSectorSM Rotation Fund

Appendix B

Additional Information About The AlphaSectorsm Rotation Index

The AlphaSectorSM Rotation Index (ASRX) is an active public index published by NASDAQ and designed to outperform the S&P 500® Index while also seeking to manage downside risk and lower overall volatility. It is an equal weighted index comprised of a limited number of sector-based exchange traded funds (ETFs) and a short-term Treasury bond ETF as a cash proxy. The ETFs are selected monthly based on the output of a proprietary analytical model that evaluates sector trends while adjusting for changing levels of volatility. The Index is constituted to focus on avoiding losses of its underlying ETFs, and has the ability to move defensively to large “cash” positions in periods of broader market weakness.

The tables below show performance of the AlphaSector Rotation Index as compared with the performance of the S&P 500 Index. The AlphaSector Rotation Index and the S&P 500 Index are not available for direct investment and their performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio. Both indexes are calculated on a total return basis with dividends reinvested.

	AlphaSector Rotation Index	S&P 500 Index
Annual Returns (calendar year)
2002	-8.18%	-22.10%
2003	9.38%	28.68%
2004	13.89%	10.88%
2005	5.65%	4.91%
2006	14.40%	15.79%
2007	14.18%	5.49%
2008	-8.54%	-37.00%
2009	25.37%	26.46%

	1 Year	5 Years	Since Inception of AlphaSector Rotation Index (4/1/01)(1)
Average Annual Total Return (for the periods ended 12/31/09)
AlphaSector Rotation Index	25.37%	9.61%	7.11%
S&P 500® Index	26.46%	0.42%	1.45%

(1) The Index inception date is April 1, 2001; it commenced daily calculation and dissemination by NASDAQ OMX with a base value 1,000.00 on October 13, 2008.

Active Index Solutions, LLC is the source and owner of the trademarks, service marks and copyrights related to the AlphaSector Rotation Index, including the AlphaSector name. Use of these marks by certain Virtus Mutual Funds has been licensed by and through F-Squared Investments, Inc.

Virtus AlphaSectorSM Rotation Fund	25